(ICON)

Prudential
Municipal
Series Fund
----------------------
Connecticut
Money Market Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                       October 5, 1999
(PHOTO)

Dear Shareholder,

Prudential Municipal Series Fund--Connecticut Money Market Series provided a competitive yield and a stable $1.00 net asset value during the 12-month reporting period that ended on August 31, 1999. On that date, its seven-day current yield was 2.69%, above the 2.45% for the average municipal money market fund tracked by IBC Financial Data.

The following report takes a closer look at the developments in the money markets during our fiscal year, and explains how the Series was positioned accordingly.

One integrated and expanded team

I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of your Prudential Municipal Series Fund--Connecticut Money Market Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Richard Lynes, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO) (PHOTO)

Joseph Tully, Team Leader of the Money
Markets Sector team, and
Portfolio Manager Richard S. Lynes

Investment Goals and Style

Prudential Municipal Series Fund--Connecticut Money Market
Series seeks to provide the highest level of current income that is exempt from federal and Connecticut State income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal debt securities with maturities of 13 months or less from the state of Connecticut, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin
Islands). There can be no assurance that the Series will achieve its investment objective.

Volatile year for tax-exempt money market yields

During our fiscal year that ended on August 31, 1999, tax-exempt money market yields generally trended lower in the first six months, then turned higher for the remainder of the period.
This change in the direction of yields largely reflected a shift in U.S. monetary policy. The Federal Reserve had reduced the Federal funds rate (the rate U.S. banks charge each other to borrow money overnight) three times in the autumn of 1998, but reversed course in the summer of 1999 by increasing that rate twice.

A global financial crisis that spread beyond Asia was the catalyst that prompted the Fed to lower the Federal funds rate by a quarter of a percentage point three times, leaving it at 4.75% in November
1998. In reducing this rate, the Fed intended to stabilize fixed-income markets by cutting borrowing costs. Furthermore, the lower borrowing costs would help bolster U.S. economic growth. The U.S. economy seemed to need a boost because Asian nations, weakened by the global financial crisis, were expected to purchase far fewer exports from the United States.

Stiff competition

Besides the short-term rate cuts, tax-exempt money market yields slid in the first half of our fiscal year as demand for newly issued securities outstripped the supply. The supply was also constrained because some local governments preferred to issue longer-term bonds instead of money market eligible securities in

Tracking Municipal Money Market Fund Yields
(GRAPH)
order to lock in low yields for a longer period of time.
In addition, short-term borrowing needs of some state and local governments normally decline amid favorable domestic economic conditions.

This supply-demand imbalance was particularly pronounced in Connecticut, where many residents in higher federal income tax brackets seek the tax advantage afforded by municipal debt securities. Therefore, as yields fell in the autumn of 1998, we encountered difficulty in buying enough high-quality, longer-term Connecticut securities to dramatically lengthen the Series' weighted average maturity (WAM). WAM is a measurement tool that determines a fund's sensitivity to changes in interest rates. It takes into account the maturity level of each security held by a fund. Had we been able to substantially extend the WAM, the Series' yield would have remained higher for a longer period of time as municipal money market yields declined.

Fund Facts                                       As of 8/31/99
                             7-Day          Net Asset          Taxable Equivalent Yield*     Weighted Avg.     Net Assets
                          Current Yld.     Value (NAV)         @31%     @36%     @39.6%       Mat. (WAM)       (Millions)
CT Money
Market Series                2.69%            $1.00            4.08%    4.40%    4.66%         73 Days            $83
IBC Financial Data
Tax-Free State Specific
(SB & GP-CT) Avg.**          2.45%            $1.00            3.72%    4.01%    4.25%         58 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports the 7-Day Current Yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker (SB) & General Purpose (
GP)-Connecticut) category as of August 30, 1999.


Weathering the "January effect"
In early 1999, yields edged even lower as investors temporarily reinvested money received from coupon payments and maturing municipal bonds in the tax-exempt money market. This seasonal decline in yields is known as the "January effect." Fortunately, we were able to buy AAA-rated, insured bonds that matured in one year or less, such as those of the city of South Windsor. These bonds were a good alternative to the more conventional types of municipal money market securities. They provided attractive yields to compensate for the fact that short-term, insured tax-exempt bonds are usually issued in moderate-sized blocks. Many money managers prefer to buy larger blocks of bonds because they could be easier to sell. However, owning moderate-sized blocks of insured, short-term municipal bonds suited us because we do not plan to sell them.

Our purchases in early 1999 helped the Series weather the "January effect." But in hindsight, we should have bought fewer one-year, insured Connecticut bonds in order to have more cash to invest as municipal money market yields climbed later in the year. There was a heavy supply of tax-exempt commercial paper, which matures in 270 days or less. These securities were priced so attractively that, occasionally, it made sense for us to invest in them even though some were not issued in Connecticut. Had we bought more shorter-term commercial paper and less one-year insured bonds, the Series would have been more advantageously positioned to benefit from the rise in tax-exempt money market yields.

Review Cont'd.

Fed engineered a shift in U.S. monetary policy

As 1999 continued, more investors worried that the surprisingly powerful U.S. economy would overheat and spark higher inflation, which erodes the value of bonds. To compensate for this risk, investors demanded higher yields on debt securities, including those in the tax-exempt money market.
The rise in municipal money market yields accelerated in June as it became clear the Fed would boost short-term rates to slow U.S. economic growth and avoid higher inflation. On June 30, 1999, the Federal funds rate was increased by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999, which left the rate at 5.25%. This time the Fed also hiked the discount rate
(the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

Weighted Average Maturity Compared to the
Average Municipal Money Fund
(GRAPH)

Looking Ahead
Fed poised to act again, if necessary

After their most recent meeting in early October 1999, Fed policy makers released a statement indicating they may consider hiking short-term rates in the near future and will be "especially alert" to trends that could boost inflationary pressures. Therefore, market participants will pay close attention to data on employment and consumer spending for goods and services, which is the main engine of the U.S. economy. If this data indicates that the U.S. economy is continuing to expand at a rapid pace, we believe there is a chance the Fed will hike rates in November 1999 to reverse the last of three rate cuts from the autumn of 1998.

Heading toward the end of 1999, the Series is positioned to have quick access to cash to meet any shareholder liquidity needs due to holiday expenditures or concerns about potential problems that may arise when computers switch their internal clocks from 1999 to the year 2000.

                                    PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                  CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ansonia Connecticut, Gen. Oblig., Ser. 98, F.G.I.C.              Aaa               4.00%      10/15/99   $  1,175     $ 1,176,243
Brazos Harbor, Dist. Rev., BASF Corp. Proj., Ser. 96,
   F.R.D.D., A.M.T.                                              P-1               3.00        9/01/99        500         500,000
Bridgeport Connecticut, Gen. Oblig., Ser. 97A, A.M.B.A.C.        Aaa               4.40        3/01/00        250         251,392
Brookfield Connecticut, Gen. Oblig., B.A.N.                      NR                3.00       12/09/99      1,000       1,000,130
Connecticut St., Gen. Oblig.,
   Ser. 90A                                                      NR                6.90        3/15/00      1,500 (c)   1,555,426
   Ser. 90B                                                      NR                6.75        7/15/00      1,850 (c)   1,935,244
   Ser. 91A                                                      Aa3               6.20        3/01/00        150         152,185
   Ser. 97B, F.R.W.D.                                            VMIG1             3.05        9/08/99      3,750       3,750,000
   Ser. C                                                        Aa3               6.80        9/15/99        600         600,844
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel, Ser. 97A, F.R.W.D.                     VMIG1             3.10        9/02/99        900         900,000
   Bradley Airport Hotel, Ser. 97B, F.R.W.D.                     VMIG1             3.10        9/02/99      3,000       3,000,000
   Bradley Airport Hotel, Ser. 97C, F.R.W.D.                     VMIG1             3.10        9/02/99      1,300       1,300,000
   Conco Proj., Ser. 85, F.R.W.D.                                P-1               3.00        9/02/99      1,700       1,700,000
   Corp. for Independ. Living Proj., Ser. 99, F.R.W.D.           VMIG1             3.10        9/01/99      2,560       2,560,000
   Pierce Mem'l. Baptist Home, Ser. 99, F.R.W.D.                 A-1+(d)           3.15        9/01/99      3,160       3,160,000
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.                     CPSI              3.10        9/01/99      5,150       5,150,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Charlotte Hungerford, Ser. C, F.R.W.D.                        VMIG1             3.10        9/02/99      1,425       1,425,000
   Pomfret School Issue, Ser. A, F.R.W.D.                        VMIG1             3.25        9/01/99      1,000       1,000,000
   Sharon Hosp. Issue, Ser. A, F.R.W.D.                          VMIG1             3.10        9/02/99      1,400       1,400,000
   Yale New Haven Hospital, Ser. 90F, M.B.I.A.                   Aaa               6.65        7/01/00        400 (c)     417,788
   Yale University, Ser. S, T.E.C.P.                             VMIG1             3.30       10/08/99      2,100       2,100,000
Connecticut St. Hsg. Fin. Auth., Ser. 89D, T.E.C.P.              Aa2               3.35       11/09/99      3,000       3,000,000
Connecticut St. Spec. Assmt.,
   Second Injury Fund, T.E.C.P.                                  P-1               3.20        9/07/99      5,000       5,000,000
   Unemployment Rev., Ser. 96A, A.M.B.A.C.                       Aaa               4.50       11/15/99      1,000       1,002,148
   Unemployment Rev., Ser. 96A, A.M.B.A.C.                       Aaa               5.50        5/15/00      2,500       2,539,471
   Unemployment Comp., Ser. 93C, A.N.N.M.T., F.G.I.C.            VMIG1             3.38        7/01/00      1,800       1,800,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev.,
   Ser. 90I, F.R.W.D.                                            VMIG1             3.20        9/01/99      5,000       5,000,000
   Ser. 94B, F.G.I.C.                                            Aaa               5.50       10/01/99      1,460       1,462,811
Dist. of Columbia, Gen. Oblig.,
   Ser. 92A-2, F.R.D.D.                                          VMIG1             3.05        9/01/99        200         200,000
   Ser. 92A-6, F.R.D.D.                                          VMIG1             3.05        9/01/99        800         800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
East Hampton Connecticut, Gen. Oblig., Ser. 99, M.B.I.A.         Aaa               3.75%      10/15/99   $    495     $   495,311
East Lyme Connecticut, Gen Oblig., B.A.N.                        NR                2.95        1/20/00      4,500       4,501,342
Gulf Coast Indl. Dev. Auth., Citgo Petroleum,
   Ser. 99, F.R.D.D., A.M.T.                                     VMIG1             3.10        9/01/99        700         700,000
Hartford Connecticut, Redev. Agcy., Multi-family Mtge.
   Rev., Underwood Twrs. Proj., Ser. 90, F.R.W.D., F.S.A.        A-1+(d)           3.15        9/02/99        600         600,000
Hopewell Virginia, Indl. Dev. Agcy., Hadson Pwr. Prog.
   Pound13, Ser 90A, F.R.D.D., A.M.T.                            P-1               3.10        9/01/99      2,500       2,500,000
Iowa St. Fin. Auth., Solid Waste Disp. Rev., Cedar River
   Paper, Ser. 95A, F.R.D.D., A.M.T.                             A-1+(d)           3.00        9/01/99      1,300       1,300,000
Jackson Cnty. Mississippi, Chevron U.S.A., Inc. Proj., Ser.
   94, F.R.D.D., A.M.T.                                          P-1               3.10        9/01/99      1,600       1,600,000
Lower Neches Valley Auth., Mobil Oil Corp., Ser. 99,
   F.R.D.D., A.M.T.                                              P-1               3.10        9/01/99        800         800,000
New Haven Connecticut, Gen. Oblig.,
   Ser. A, F.G.I.C.                                              Aaa               4.25        2/01/00      2,000       2,011,159
   Ser. B, F.G.I.C.                                              Aaa               3.75        2/01/00      1,500       1,505,532
North Branford Connecticut, B.A.N.                               NR                3.90        5/17/00      1,350       1,353,268
Puerto Rico Hsg. Fin. Corp., Multi-family Mtge. Rev., Port.
   A,
   Ser. 90I, M.O.T., A.M.B.A.C.                                  Aaa               3.45        9/15/99      2,455       2,455,000
Sabine River Auth. Texas, Poll. Ctl. Rev., Tx. Util. Elec.,
   Ser. 96B, F.R.D.D., A.M.B.A.C., A.M.T.                        VMIG1             2.95        9/01/99        500         500,000
Seymour Connecticut, Gen. Oblig., F.S.A.                         Aaa               5.75        3/01/00        805         815,164
Shelton Connecticut, Gen. Oblig., B.A.N.                         NR                3.25       12/01/99      1,250       1,251,058
South Windsor Connecticut, Gen. Oblig., Ser. 99                  Aa                3.50        9/01/00        585         584,989
South Windsor Connecticut, Gen. Oblig., M.B.I.A.                 Aaa               6.30       11/15/99        500         503,311
Stamford Connecticut, Gen. Oblig., Ser. 99A                      Aaa               3.50        8/01/00      2,280       2,282,824
West Baton Rouge Dist. Pound3, Dow Chemical Co. Proj., Ser.
   94A, F.R.D.D., A.M.T.                                         P-1               3.15        9/01/99        500         500,000
West Hartford Connecticut, Gen. Oblig., Ser. 98                  Aaa               5.60       11/01/99      1,000       1,004,410
                                                                                                                      -----------
Total Investments--100.0%
(amortized cost $83,102,050(e))                                                                                        83,102,050
Liabilities in excess of other assets                                                                                     (27,317)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $83,074,733
                                                                                                                      -----------
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    M.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market
   value...................................................................................................        $83,102,050
Cash.......................................................................................................            814,298
Interest receivable........................................................................................            625,052
Receivable for Series shares sold..........................................................................            515,032
Other assets...............................................................................................              1,840
                                                                                                                 ---------------
   Total assets............................................................................................         85,058,272
                                                                                                                 ---------------
Liabilities
Payable for Series shares reacquired.......................................................................          1,041,694
Payable for investments purchased..........................................................................            801,908
Accrued expenses...........................................................................................             57,058
Dividends payable..........................................................................................             37,102
Management fee payable.....................................................................................             35,534
Deferred trustee's fees....................................................................................              5,699
Distribution fee payable...................................................................................              4,544
                                                                                                                 ---------------
   Total liabilities.......................................................................................          1,983,539
                                                                                                                 ---------------
Net Assets.................................................................................................        $83,074,733
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value........................................................        $   830,747
   Paid-in capital in excess of par........................................................................         82,243,986
                                                                                                                 ---------------
Net assets, August 31, 1999................................................................................        $83,074,733
                                                                                                                 ---------------
                                                                                                                 ---------------
Net asset value, offering price and redemption price per share ($83,074,733 / 83,074,733 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)......................               $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest earned..........................     $ 2,708,796
                                               ---------------
Expenses
   Management fee...........................         438,720
   Distribution fee.........................         109,680
   Custodian's fees and expenses............          60,000
   Reports to shareholders..................          33,000
   Registration fees........................          25,000
   Transfer agent's fees and expenses.......          24,000
   Legal fees and expenses..................           9,500
   Audit fees and expenses..................           8,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           3,753
                                               ---------------
      Total expenses........................         716,153
   Less: Custodian fee credit (Note 1)......         (22,259)
                                               ---------------
      Net expenses..........................         693,894
                                               ---------------
Net investment income.......................       2,014,902
Realized Gain on Investments
Net realized gain on investment
   transactions.............................           5,471
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 2,020,373
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  2,014,902    $  2,268,083
   Net realized gain on investment
      transactions................         5,471           1,460
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     2,020,373       2,269,543
                                    ------------    ------------
Dividends and distributions (Note
   1).............................    (2,020,373)     (2,269,543)
                                    ------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold........................   311,218,175     389,111,500
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     1,968,000       2,204,564
   Cost of shares reacquired......  (325,228,890)   (372,125,422)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (12,042,715)     19,190,642
                                    ------------    ------------
Total increase (decrease).........   (12,042,715)     19,190,642
Net Assets
Beginning of year.................    95,117,448      75,926,806
                                    ------------    ------------
End of year.......................  $ 83,074,733    $ 95,117,448
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Connecticut state, local and federal income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $21,800 for the services of PMFS. As of August 31, 1999, approximately $1,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       8

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                        Year Ended August 31,
                                                       -------------------------------------------------------
                                                        1999        1998        1997        1996        1995
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains............       .02         .03         .03(a)      .03(a)      .03(a)
Dividends and distributions to shareholders.........      (.02)       (.03)       (.03)       (.03)       (.03)
                                                       -------     -------     -------     -------     -------
Net asset value, end of year........................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................      2.34%       2.72%       3.10%       3.17%       3.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $83,075     $95,117     $75,927     $77,683     $62,867
Average net assets (000)............................   $87,744     $84,800     $77,500     $74,576     $57,103
Ratios to average net assets:
   Expenses, including distribution fee.............       .82%        .86%        .46%(a)     .47%(a)     .58%(a)
   Expenses, excluding distribution fee.............       .69%        .74%        .34%(a)     .35%(a)     .46%(a)
   Net investment income............................      2.30%       2.68%       3.06%(a)    3.12%(a)    3.17%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants          CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       10

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                             CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 1999, dividends paid from net investment income of $.02 per share were all federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
                                       11

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial
Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes.
But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

  Cusip
74435M648

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF154E

(ICON)

Prudential
Municipal
Series Fund
----------------------
Florida Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                    October 5, 1999

Dear Shareholder,
Prudential Municipal Series Fund--Florida Series' Class
A shares posted a negative return of 0.61% during our 12-month reporting period that ended August 31, 1999. Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S.
economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation. This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team

I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The
Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series
Fund--Florida Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager
Scott Diamond, are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO)   (PHOTO)

Evan Lamp, team leader of the Municipal Bonds Sector team and Portfolio Manager Scott Diamond

Investment Goals and Style

The Series' investment objective is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.

Inflation fears battered the municipal bond market
Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal bond market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S. Treasuries. Investors purchased Treasuries for their relative safety after a global financial crisis spread beyond
Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S.
economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments. To compensate for this risk, investors demanded higher yields on municipal bonds and many other types of debt securities, which caused their prices to tumble. Long-term municipal bonds sold off the most since their prices generally fall more rapidly than prices of shorter-term bonds for a given rise in yields. Amid this bearish trend, the Series posted negative annual returns that beat the return on its benchmark Lipper Average.

Some of the Series' bonds improved in credit quality
Despite the challenging market conditions, the Series benefited when its Lakeland, Florida Electric and Water revenue bonds became prerefunded, which means the utility arranged for the bonds to be retired ahead of schedule in October 2006. Until that time, the bonds will be backed by direct obligations of the U.S. government. They are, therefore, considered to have little credit risk. Because their maturity was shortened and their credit quality improved, the bonds rallied sharply. We were particularly pleased because the Lakeland, Florida
Electric and Water revenue bonds were the Series' largest position at the time the debt securities were prerefunded.

In addition, the Series was helped by its exposure to housing bonds, which comprised roughly 11% of its total investments throughout our fiscal year. Because mortgage rates climbed along with bond yields, fewer homeowners were able to save money by refinancing their mortgages at lower interest rates. As a result, there was less risk that housing bonds would be retired early because the underlying mortgages got refinanced. Housing bonds, therefore, were more appealing to investors, which helped the bonds weather the sell-off better than some other types of tax-exempt debt securities.

BBB rated bonds enhanced the Series' performance

We also maintained a considerable exposure to municipal bonds rated BBB, the lowest investment-grade ratings category. These bonds, which comprised 20% of the Series' total investments as of August 31, 1999, provided attractive yields. Moreover, prices of lower-rated municipal bonds, such as those rated BBB, tend to decline less than the prices of higher-rated bonds as the tax-exempt debt market sells off. This was particularly true of lower-rated bonds in economically sensitive sectors such as transportation and industrial development.

The Fed reversed the course of U.S. monetary policy
The downturn in the prices of municipal debt securities lasted for nearly 11 months of our fiscal year. In the spring of 1999, the sell-off accelerated because the Federal Reserve was expected to boost short-term interest rates to slow economic growth to a more sustainable pace and avoid rising inflation.

The Fed increased the Federal funds rate (the rate U.S.
banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August
24, 1999, that left the

Performance at a Glance

Cumulative Total Returns1                           As of 8/31/99
                                  One           Five                Since
                                  Year          Years             Inception2
Class A                          -0.61%    34.00%   (32.03)    79.86%   (71.38)
Class B                          -0.91     31.45    (29.52)    31.39    (29.32)
Class C                          -1.16     29.81    (27.90)    30.66    (27.20)
Class Z                          -0.42           N/A           12.83    (12.61)
Lipper FL Muni Debt Fund Avg.3   -1.48          31.25                ***

Average Annual Total Returns1                          As of 9/30/99
            One           Five             Since
            Year          Years          Inception2
Class A    -4.96%    5.78%   (5.49)    6.54%   (5.95)
Class B    -7.30     5.86    (5.57)    5.24    (4.91)
Class C    -4.52     5.54    (5.25)    4.22    (3.76)
Class Z    -1.81          N/A          4.37    (4.29)

Distributions and Yields                              As of 8/31/99
                Total                       Taxable Equivalent Yield4
            Distributions        30-Day           at Tax Rates of
           Paid for 12 Mos.    SEC Yield       36%            39.6%
Class A         $0.50            4.43%         6.92%          7.33%
Class B         $0.47            4.32          6.75           7.15
Class C         $0.44            4.03          6.30           6.67
Class Z         $0.52            4.82          7.53           7.98

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 12/28/90; Class B, 8/1/94;
Class C, 7/26/93; and Class Z, 12/6/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Florida
Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 74.61% for Class A;
31.30% for Class B; 32.36% for Class C; and 10.95% for
Class Z, based on all funds in each share class.

Review Cont'd.

Federal funds rate at 5.25%. This time the Fed also hiked the discount rate (the rate it charges its member banks that borrow at the discount window) to 4.75% from 4.50%. When the Fed increased short-term rates in the summer of 1999, it was reversing an earlier stance on monetary policy adopted in the autumn of 1998. At that time, it had embarked on a series of three cuts in the Federal funds rate to calm financial markets and bolster U.S. economic activity during the most critical period of the global financial crisis.

Looking Ahead
Fed poised to act again, if necessary
If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline.
State and local governments would have fewer opportunities to refinance their higher-rate debt securities. Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds in order to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis. In early October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable Treasuries. This is well above the historical average of approximately 87%.

Five Largest Issuers
Expressed as a percentage of net assets as of 8/31/99
Puerto Rico    5.5%
Commonwealth*

Lakeland Electric & Water*    4.9

Puerto Rico Electric    4.9
Power Authority*

Dade County    3.7
Prof. Sports Facs.

Brevard County    3.5
School Board Cert. of Part.*

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.


Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99
Revenue Bonds          54%
Prerefunded Bonds      24
General Obligations    20
Miscellaneous           2

Credit Breakdown
Expressed as a percentage of total investmentsas of 8/31/99
AAA         5%
AA         15
A          10
BBB        20
BB          1
B           4
Insured    45

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                        FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Ind. Dev. Auth. Rev., H.B. Fuller Co.
   Proj., A.M.T.                                            NR                 7.75%      11/01/16    $  3,000       $  3,094,260
Arbor Greene Cmty. Dev. Dist.,
   Florida Assmt. Rev.                                      NR                 5.75        5/01/06         610            598,880
   Florida Assmt. Rev.                                      NR                 6.30        5/01/19         350            338,299
Bayside Impvt. Cmty. Dev. Dist., Florida Cap. Impvt.
   Rev., Ser. A                                             NR                 6.30        5/01/18       1,000            962,260
Brevard Cnty. Edl. Facs. Auth. Rev. Ref., Florida Inst.
   of Tech.                                                 BBB-(b)            6.875      11/01/22       1,500          1,562,805
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                               Aaa                6.50        7/01/12       3,500 (d)      3,774,890
Broward Cnty. Arpt. Sys. Rev., Passenger Fac., Conv.,
   A.M.T., A.M.B.A.C.                                       Aaa                5.25       10/01/15       1,000            965,210
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A                                            NR                 7.50        4/01/17       1,500 (d)      1,603,320
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.                                                 Aaa                6.75        8/15/06       1,000          1,062,890
Broward Cnty. Hsg. Fin. Auth., Multi. Fam. Hsg. Rev.,
   Cross Keys Apts. Proj., Ser. A, A.M.T.                   NR                 5.75       10/01/28       1,300          1,272,960
Broward Cnty. Prof. Sports Facs. Rev., Civic Arena
   Proj., Ser. A, M.B.I.A.                                  Aaa                5.625       9/01/28       2,185          2,183,449
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, A.M.T., G.N.M.A.                                 Aa1                7.45        9/01/23         375            388,733
Cocoa Wtr. & Swr. Rev. Ref., F.G.I.C.                       Aaa                5.25       10/01/17       1,230          1,196,359
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, A.M.T., M.B.I.A.                                 Aaa                6.00       10/01/24       1,500          1,580,325
   Ser. E, A.M.B.A.C.                                       Aaa                5.50       10/01/10       1,000          1,030,860
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. Miami,
   Ser. A, M.B.I.A.                                         Aaa                5.625       4/01/06       2,015          2,125,241
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of
   Miami Proj., Ser. A, E.T.M., M.B.I.A.                    Aaa                6.75        5/01/08         500            546,530
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Mtge., Golden Lakes Apts. Proj., Ser. A,
      A.M.T.                                                NR                 6.05       11/01/39       1,000          1,012,770
   Sngl. Fam. Mtge., Ser. B, A.M.T., G.N.M.A                Aaa                7.25        9/01/23         305            315,751
   Sngl. Fam. Mtge., Ser. C, A.M.T., G.N.M.A.               Aaa                7.75        9/01/22         550            567,573
Dade Cnty. Prof. Sports Franchise Facs. Tax Rev.,
   E.T.M., M.B.I.A.                                         Aaa                5.25       10/01/30       4,200          4,023,138
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   A.M.T., G.N.M.A.                                         AAA(b)             8.375      12/01/14         215            227,513
Florida Hsg. Fin. Corp. Rev.,
   Cypress Trace Apts., Ser. G, A.M.T.                      NR                 6.60        7/01/38       1,220          1,181,704
   Westchase Apts., Ser. B, A.M.T.                          NR                 6.61        7/01/38       1,510          1,462,662

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.                                               Aaa                4.50%      10/01/27    $  2,000       $  1,639,240
Greater Orlando Aviation Rev. Auth. Facs., Orlando
   Arpt.,
   A.M.T., F.G.I.C.                                         Aaa                5.25       10/01/23       2,000          1,872,860
Hialeah Hsg. Auth. Rev., F.H.A., G.N.M.A.                   AAA(b)             5.80        6/20/33       2,000          1,990,980
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 92                               Aa3                8.00        5/01/22       1,750          1,936,095
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park
   Issue 2, Ser. 7                                          Aa2                Zero       10/01/10       3,000          1,678,260
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.                                       Baa1               7.00       12/01/22       1,825          1,933,879
   St. Lukes Hosp. Assoc. Proj.                             AA+(b)             7.125      11/15/20       1,000          1,066,150
Jacksonville Swr. & Sld. Wste. Disp. Facs. Rev.,
   Anheuser Busch Proj., A.M.T.                             A1                 5.875       2/01/36       1,000            990,300
Jacksonville Wtr. & Swr. Dev. Rev.,
   Suburban Utils., A.M.T.                                  A3                 6.75        6/01/22       1,000          1,056,770
   United Wtr. Proj., A.M.T., A.M.B.A.C.                    Aaa                6.35        8/01/25       1,500          1,565,220
Lake Cnty. Res. Rec. Ind. Dev. Rev., NRG Recov. Grp.,
   Ser. A, A.M.T.                                           Baa2               5.95       10/01/13       1,035          1,024,257
Lakeland Elec. & Wtr. Rev.                                  A1                 5.625      10/01/36       5,000(d)       5,357,050
Lee Cnty. Ind. Dev. Auth. Hlth. Care Facs. Rev., Shell
   Point Proj., Ser. A                                      BBB-(b)            5.50       11/15/29       1,500          1,313,175
Leon Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A,
   A.M.T., G.N.M.A.                                         Aaa                7.30        4/01/21         285            294,855
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen.
   Proj.,
   Ser. A, A.M.T.                                           Baa3               7.875      12/15/25       1,200          1,223,364
Miami Parking Facs. Rev. Ref., M.B.I.A.                     Aaa                5.25       10/01/15         400            393,164
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.                      Aaa                6.00        2/01/16       1,500          1,547,535
   Admn. Bldg. Acquis. Proj., F.G.I.C.                      Aaa                6.00        2/01/25         500            511,340
Miami-Dade Cnty. Prof. Sports Fac. Tax Cap. Apprec.
   Ref., M.B.I.A.                                           Aaa                Zero       10/01/16       2,650          1,014,526
Mirimar Wste. Wtr. Impvt. Assmt. Rev., F.G.I.C.             Aaa                6.75       10/01/16       1,590 (d)      1,768,907
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt.     NR                 6.00        8/01/10       1,205          1,166,548
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                   Aaa               Zero        12/01/06         450            318,150
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A,
   A.M.T., G.N.M.A.                                         AAA(b)             7.375       9/01/24         420            439,081

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Orange Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T.           BBB+(b)            6.85%      10/01/16    $  1,200       $  1,224,864
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T.           BBB+(b)            7.10       10/01/24         855            872,639
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D              Aa2                6.75       10/01/17       2,200          2,514,424
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Abbey Delray South Proj.                                 BBB(b)             5.50       10/01/11         750            732,390
   Good Samaritan Hlth. Sys.                                Aaa                6.30       10/01/22       1,000 (d)      1,080,360
Palm Beach Cnty. Hsg. Fin. Multi. Fam. Auth. Rev.,
   Windsor Pk. Apts., Ser. A, A.M.T.                        NR                 5.80       12/01/28         680            672,377
Palm Beach Cnty. Sld. Wste. Auth. Rev. Ref., Cap.
   Apprec. Bds., Ser. A, A.M.B.A.C.                         Aaa               Zero        10/01/12       4,000          1,974,360
Palm Beach Cnty., Gen. Oblig.                               Aa2                5.50       12/01/14       2,000          2,043,400
Pensacola Hlth. Facs. Auth., Daughters of Charity,
   M.B.I.A.                                                 Aaa                5.25        1/01/11       1,600          1,590,432
Polk Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Fac. Rev.,
   Tampa Elec. Co. Proj., A.M.T.                            Aa2                5.85       12/01/30       1,500          1,503,030
Puerto Rico Comnwlth.,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1              Zero         7/01/15       1,955            814,140
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1              Zero         7/01/16       2,500            977,025
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.               Baa1              Zero         7/01/17       5,300          1,948,704
   Gen. Oblig.                                              Aaa                6.45        7/01/17       1,400 (d)      1,544,508
   Gen. Oblig.                                              Aaa                6.50        7/01/23         650 (d)        718,497
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                   Baa1               6.25        7/01/17       5,000 (d)      5,345,750
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd., Govt. Facs.,
   Ser. B                                                   Baa1               5.25        7/01/21       1,915          1,798,874
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A., R.I.B.S.     Aaa                7.27(c)     1/16/15       2,250 (d)      2,424,375
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj.,
   M.B.I.A.                                                 Aaa                7.00       12/01/15       1,000 (d)      1,077,870
Sunrise Pub. Facs. Rev. Cap. Apprec., Ser. B, M.B.I.A.      Aaa               Zero        10/01/20       1,120            335,507
Sunrise Util. Sys. Rev. Ref., A.M.B.A.C.                    Aaa                5.50       10/01/18       2,000          2,004,600
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                     Aaa                7.05       10/01/07       2,000          2,142,920
Tampa Sports Auth. Rev., Tampa Bay Arena Proj.,
   M.B.I.A.                                                 Aaa                5.75       10/01/20       1,000          1,027,130
Tampa Util. Tax, Cap. Apprec. Impvt., A.M.B.A.C.            Aaa               Zero        10/01/13       3,295          1,524,135
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.      AAA(b)             6.625      10/15/22       1,000          1,087,590
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                    NR                 8.25        6/01/20       2,000 (d)      2,103,180
Volusia Cnty. Edl. Fac. Auth. Rev., Edl. Facs., Embry
   Riddle Aero A                                            Baa2               5.75       10/15/29       1,000            947,990
                                                                                                                     ------------
Total long-term investments (cost $105,362,409)                                                                       107,211,159
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                   FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.4%
Dade Cnty. Ind. Dev. Auth., Exempt Fac. Rev., Florida
   Pwr. & Lt., Ser. 93 (cost $400,000)                      VMIG1              2.95%       9/01/99    $    400       $    400,000
                                                                                                                     ------------
Total Investments--98.5%
(cost $105,762,409; Note 4)                                                                                           107,611,159
Other assets in excess of liabilities--1.5%                                                                             1,622,448
                                                                                                                     ------------
Net Assets--100%                                                                                                     $109,233,607
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period-end.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $105,762,409).................................................................      $  107,611,159
Cash......................................................................................................              75,352
Interest receivable.......................................................................................           1,805,331
Receivable for investment sold............................................................................             110,210
Receivable for Series shares sold.........................................................................              13,653
Other assets..............................................................................................               2,907
                                                                                                                ---------------
   Total assets...........................................................................................         109,618,612
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             165,441
Dividends payable.........................................................................................              83,937
Accrued expenses..........................................................................................              51,525
Management fee payable....................................................................................              46,866
Distribution fee payable..................................................................................              31,537
Deferred trustees' fees...................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................             385,005
                                                                                                                ---------------
Net Assets................................................................................................      $  109,233,607
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      107,340
   Paid-in capital in excess of par.......................................................................         107,378,527
                                                                                                                ---------------
                                                                                                                   107,485,867
   Accumulated net realized loss on investments...........................................................            (101,010 )
   Net unrealized appreciation on investments.............................................................           1,848,750
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  109,233,607
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($77,398,248 / 7,605,808 shares of beneficial interest issued and outstanding)......................              $10.18
   Maximum sales charge (3% of offering price)............................................................                 .31
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.49
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($24,625,615 / 2,419,746 shares of beneficial interest issued and outstanding)......................              $10.18
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($6,832,700 / 671,389 shares of beneficial interest issued and outstanding).........................              $10.18
   Sales charge (1% of offering price)....................................................................                 .10
                                                                                                                ---------------
   Offering price to public...............................................................................              $10.28
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($377,044 / 37,064 shares of beneficial interest issued and outstanding)............................              $10.17
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $ 6,586,317
                                               ---------------
Expenses
   Management fee...........................         586,541
   Distribution fee--Class A................         168,250
   Distribution fee--Class B................         123,327
   Distribution fee--Class C................          55,653
   Custodian's fees and expenses............          80,000
   Reports to shareholders..................          46,000
   Registration fees........................          37,000
   Transfer agent's fees and expenses.......          35,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           7,304
                                               ---------------
      Total expenses........................       1,165,575
   Less: Custodian fee credit...............          (3,342)
                                               ---------------
      Net expenses..........................       1,162,233
                                               ---------------
Net investment income.......................       5,424,084
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         476,090
   Financial futures transactions...........         (28,900)
                                               ---------------
                                                     447,190
Net change in unrealized depreciation on:
   Investments..............................      (6,574,512)
                                               ---------------
Net loss on investments.....................      (6,127,322)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $  (703,238)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                            Year Ended August 31,
Net Assets                              1999            1998
Operations
   Net investment income..........  $  5,424,084    $  5,703,424
   Net realized gain on investment
      transactions................       447,190       1,015,244
   Net change in unrealized
      appreciation (depreciation)
      of investments..............    (6,574,512)      2,637,763
                                    ------------    ------------
   Net increase (decrease)in net
      assets resulting from
      operations..................      (703,238)      9,356,431
                                    ------------    ------------
   Dividends and Distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................    (4,002,478)     (4,423,732)
      Class B.....................    (1,091,852)       (950,402)
      Class C.....................      (309,399)       (310,707)
      Class Z.....................       (20,355)        (18,583)
                                    ------------    ------------
                                      (5,424,084)     (5,703,424)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (8,316)        --
      Class B.....................        (2,283)        --
      Class C.....................          (710)        --
      Class Z.....................           (45)        --
                                    ------------    ------------
                                         (11,354)        --
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (8,316)        --
      Class B.....................        (2,283)        --
      Class C.....................          (710)        --
      Class Z.....................           (46)        --
                                    ------------    ------------
                                         (11,355)        --
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    13,296,170      12,853,726
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,387,979       2,414,093
   Cost of shares reacquired......   (19,003,105)    (19,046,916)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...    (3,318,956)     (3,779,097)
                                    ------------    ------------
Total decrease....................    (9,468,987)       (126,090)
Net Assets
Beginning of year.................   118,702,594     118,828,684
                                    ------------    ------------
End of year.......................  $109,233,607    $118,702,594
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the 'Series') commenced investment operations on December 28, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated realized gains and increase undistributed net investment income by $11,354. The current year effect of applying the Statement of position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          FLORIDA SERIES
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $33,000 and $4,300 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $22,300 and $5,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $27,300 for the services of PMFS. As of August 31, 1999, approximately $2,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $14,772,969 and $18,477,481, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,848,750 (gross unrealized appreciation--$4,189,201 gross unrealized depreciation--$2,340,451).
--------------------------------------------------------------------------------

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements        FLORIDA SERIES
--------------------------------------------------------------------------------
For federal income tax purposes, the Series utilized its remaining capital loss carryforward of approximately $536,584.

The Series will elect, for United States federal income tax purposes, to treat short-term capital losses of $44,975 and long-term capital losses of $54,800 incurred in the ten months ended August 31, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares, which prior to August 1, 1994 were known as D shares, were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     459,241    $  4,897,168
Shares issued in reinvestment of
  dividends.........................     166,808       1,765,475
Shares reacquired...................  (1,315,210)    (13,931,649)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (689,161)     (7,269,006)
Shares issued upon conversion from
  Class B...........................      94,743       1,008,731
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (594,418)   $ (6,260,275)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     496,650    $  5,262,990
Shares issued in reinvestment of
  dividends.........................     175,293       1,856,501
Shares reacquired...................  (1,398,423)    (14,801,047)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (726,480)     (7,681,556)
Shares issued upon conversion from
  Class B...........................      34,627         367,509
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (691,853)   $ (7,314,047)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     665,024    $  7,087,108
Shares issued in reinvestment of
  dividends ........................      41,768         441,754
Shares reacquired...................    (311,472)     (3,295,872)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     395,320       4,232,990
Shares reacquired upon conversion
  into Class A......................     (94,763)     (1,008,731)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     300,557    $  3,224,259
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     603,377    $  6,389,159
Shares issued in reinvestment of
  dividends ........................      35,597         377,106
Shares reacquired...................    (292,610)     (3,103,941)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     346,364       3,662,324
Shares reacquired upon conversion
  into Class A......................     (34,615)       (367,509)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     311,749    $  3,294,815
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1999:
Shares sold.........................      57,676    $    610,380
Shares issued in reinvestment of
  dividends.........................      15,461         163,559
Shares reacquired...................    (102,072)     (1,072,067)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (28,935)   $   (298,128)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      49,878    $    532,045
Shares issued in reinvestment of
  dividends.........................      15,365         162,725
Shares reacquired...................     (69,449)       (731,828)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (4,206)   $    (37,058)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1999:
Shares sold.........................      66,050    $    701,514
Shares issued in reinvestment of
  dividends.........................       1,623          17,191
Shares reacquired...................     (66,254)       (703,517)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,419    $     15,188
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      63,422    $    669,532
Shares issued in reinvestment of
  dividends.........................       1,673          17,761
Shares reacquired...................     (38,487)       (410,100)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      26,608    $    277,193
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       11

                                  PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights              FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                           Class A
                                                  ---------------------------------------------------------
                                                                    Year Ended August 31,
                                                  ---------------------------------------------------------
                                                   1999        1998        1997         1996         1995
                                                  -------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 10.74     $ 10.41     $ 10.11     $  10.06     $   9.91
                                                  -------     -------     -------     --------     --------
Income from investment operations
Net investment income.........................        .50         .52         .54(a)       .57(a)       .59(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       (.56)        .33         .31          .05          .15
                                                  -------     -------     -------     --------     --------
   Total from investment operations...........       (.06)        .85         .85          .62          .74
                                                  -------     -------     -------     --------     --------
Less distributions
Dividends from net investment income..........       (.50)       (.52)       (.54)        (.57)        (.59)
Distributions in excess of net investment
   income.....................................         --(c)       --        (.01)          --           --
Distributions from net realized gains.........         --(c)       --          --           --           --
                                                  -------     -------     -------     --------     --------
   Total distributions........................       (.50)       (.52)       (.55)        (.57)        (.59)
                                                  -------     -------     -------     --------     --------
Net asset value, end of year..................    $ 10.18     $ 10.74     $ 10.41     $  10.11     $  10.06
                                                  -------     -------     -------     --------     --------
                                                  -------     -------     -------     --------     --------
TOTAL RETURN(b):..............................       (.61)%      8.34%       8.65%        6.20%        7.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $77,398     $88,045     $92,579     $101,999     $120,963
Average net assets (000)......................    $84,810     $90,437     $97,700     $112,266     $124,259
Ratios to average net assets:
   Expenses, including distribution fees......        .89%        .80%        .57%(a)      .37%(a)      .24%(a)
   Expenses, excluding distribution fees......        .69%        .70%        .47%(a)      .27%(a)      .17%(a)
   Net investment income......................       4.72%       4.89%       5.32%(a)     5.56%(a)     6.04%(a)
For Class A, B and C shares:
   Portfolio turnover rate....................         13%         35%         22%          68%          65%

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                         Class B
                                                  ------------------------------------------------------
                                                                  Year Ended August 31,
                                                  ------------------------------------------------------
                                                   1999        1998        1997        1996        1995
                                                  -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 10.74     $ 10.41     $ 10.11     $ 10.06     $ 9.91
                                                  -------     -------     -------     -------     ------
Income from investment operations
Net investment income.........................        .47         .48         .50(a)      .53(a)     .55(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       (.56)        .33         .31         .05        .15
                                                  -------     -------     -------     -------     ------
   Total from investment operations...........       (.09)        .81         .81         .58        .70
                                                  -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income..........       (.47)       (.48)       (.50)       (.53)      (.55)
Distributions in excess of net investment
   income.....................................         --(c)       --        (.01)         --         --
Distributions from net realized gains.........         --(c)       --          --          --         --
                                                  -------     -------     -------     -------     ------
   Total distributions........................       (.47)       (.48)       (.51)       (.53)      (.55)
                                                  -------     -------     -------     -------     ------
Net asset value, end of year..................    $ 10.18     $ 10.74     $ 10.41     $ 10.11     $10.06
                                                  -------     -------     -------     -------     ------
                                                  -------     -------     -------     -------     ------
TOTAL RETURN(b):..............................       (.91)%      7.91%       8.22%       5.79%      7.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $24,626     $22,755     $18,820     $14,699     $8,326
Average net assets (000)......................    $24,665     $21,154     $17,565     $12,570     $4,699
Ratios to average net assets:
   Expenses, including distribution fees......       1.19%       1.20%        .97%(a)     .77%(a)    .67%(a)
   Expenses, excluding distribution fees......        .69%        .70%        .47%(a)     .27%(a)    .17%(a)
   Net investment income......................       4.43%       4.49%       4.92%(a)    5.16%(a)   5.56%(a)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                          Class C                                Class Z
                                                    ---------------------------------------------------     -----------------
                                                                                                            Year Ended August
                                                                   Year Ended August 31,                           31,
                                                    ---------------------------------------------------     -----------------
                                                     1999       1998       1997       1996       1995        1999       1998
                                                    ------     ------     ------     ------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $10.74     $10.41     $10.11     $10.06     $  9.91     $10.73     $10.41
                                                    ------     ------     ------     ------     -------     ------     ------
Income from investment operations
Net investment income...........................       .44        .45        .48(a)     .50(a)      .53(a)     .52        .53
Net realized and unrealized gain (loss) on
   investment transactions......................      (.56)       .33        .31        .05         .15       (.56)       .32
                                                    ------     ------     ------     ------     -------     ------     ------
   Total from investment operations.............      (.12)       .78        .79        .55         .68       (.04)       .85
                                                    ------     ------     ------     ------     -------     ------     ------
Less distributions
Dividends from net investment income............      (.44)      (.45)      (.48)      (.50)       (.53)      (.52)      (.53)
Distributions in excess of net investment
   income.......................................        --(e)      --       (.01)        --          --         --(e)      --
Distributions from net realized gains...........        --(e)      --         --         --          --         --(e)      --
                                                    ------     ------     ------     ------     -------     ------     ------
   Total distributions..........................      (.44)      (.45)      (.49)      (.50)       (.53)      (.52)      (.53)
                                                    ------     ------     ------     ------     -------     ------     ------
Net asset value, end of period..................    $10.18     $10.74     $10.41     $10.11     $ 10.06     $10.17     $10.73
                                                    ------     ------     ------     ------     -------     ------     ------
                                                    ------     ------     ------     ------     -------     ------     ------
TOTAL RETURN(b):................................     (1.16)%     7.64%      7.95%      5.52%       7.12%      (.42)%     8.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $6,833     $7,520     $7,336     $7,792     $ 9,028     $  377     $  383
Average net assets (000)........................    $7,420     $7,325     $7,575     $8,293     $10,265     $  413     $  373
Ratios to average net assets:
   Expenses, including distribution fees........      1.44%      1.45%      1.22%(a)   1.02%(a)     .92%(a)    .69%       .70%
   Expenses, excluding distribution fees........       .69%       .70%       .47%(a)    .27%(a)     .17%(a)    .69%       .70%
   Net investment income........................      4.17%      4.24%      4.67%(a)   4.91%(a)    5.35%(a)   4.93%      4.99%
                                                  December 6,
                                                    1996(d)
                                                    through
                                                   August 31,
                                                      1997
                                                  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $10.36
                                                      -----
Income from investment operations
Net investment income...........................        .41(a)
Net realized and unrealized gain (loss) on
   investment transactions......................        .06
                                                      -----
   Total from investment operations.............        .47
                                                      -----
Less distributions
Dividends from net investment income............       (.41)
Distributions in excess of net investment
   income.......................................       (.01)
Distributions from net realized gains...........         --
                                                      -----
   Total distributions..........................       (.42)
                                                      -----
Net asset value, end of period..................     $10.41
                                                      -----
                                                      -----
TOTAL RETURN(b):................................       4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $   94
Average net assets (000)........................     $   36
Ratios to average net assets:
   Expenses, including distribution fees........        .47%(a)(c)
   Expenses, excluding distribution fees........        .47%(a)(c)
   Net investment income........................       5.48%(a)(c)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           FLORIDA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                               FLORIDA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.50 per Class A share, $.47 per Class B share, $.44 per Class C share and $.52 per Class Z share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares a special taxable income distribution of $.001 per share which is taxable as ordinary income and a long-term capital gain distribution of $.001, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Comparing a $10,000 Investment
----------------------------------------------------
Prudential Municipal Series Fund--Florida Series vs.
the Lehman Brothers Municipal Bond Index

Class A              Average Annual Total Returns
(GRAPH)              With Sales Load
                     Since Inception    6.63%    (6.04%)
                     Five Years         5.38%    (5.07%)
                     One Year          -3.59%

                     Without Sales Load
                     Since Inception    7.00%    (6.41%)
                     Five Years         6.03%    (5.71%)
                     One Year          -0.61%

Class B              Average Annual Total Returns
(GRAPH)              With Sales Load
                     Since Inception    5.36%    (5.03%)
                     Five Years         5.46%    (5.15%)
                     One Year          -5.91%

                     Without Sales Load
                     Since Inception    5.52%    (5.19%)
                     Five Years         5.62%    (5.31%)
                     One Year          -0.91%



Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs compare a $10,000 investment in the Prudential
Municipal Series Fund--Florida Series (Class A, B, C, and
Z shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1994 for Class B, 1993 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August
31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis,

Class C               Average Annual Total Returns
(GRAPH)               With Sales Load
                      Since Inception    4.31%    (3.85%)
                      Five Years         5.15%    (4.83%)
                      One Year          -3.15%

                      Without Sales Load
                      Since Inception    4.48%    (4.02%)
                      Five Years         5.36%    (5.04%)
                      One Year          -1.16%

Class Z               Average Annual Total Returns
                      Since Inception    4.52%    (4.44%)
                      One Year          -0.42%


approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The
Index is not the only index that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

    Class    NASDAQ     Cusip
      A      PFLAX    74435M507
      B        --     74435M606
      C        --     74435M614
      Z        --     74435M424

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF148E

(ICON)

Prudential
Municipal
Series Fund
-----------------------
Massachusetts Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President        October 5, 1999
(PHOTO)

Dear Shareholder,

Prudential Municipal Series Fund--Massachusetts Series' Class A shares posted a negative return of 1.44% during our 12-month reporting period that ended August 31, 1999. Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets.
The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S.
economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation. This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The
Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series
Fund--Massachusetts Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Jim
Murphy, are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review

(PHOTO)     (PHOTO)
Evan Lamp, team leader of the Municipal Bonds Sector team, and Portfolio Manager James M. Murphy

Investment Goals and Style
The Series' investment objective is to maximize current income that is exempt from Massachusetts State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax
(AMT) because some of the Series' bonds are AMT eligible.
There can be no assurance the Series will achieve its investment objective.

Inflation fears battered the municipal bond market
Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal debt securities market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S. Treasury securities. Many investors purchased
Treasuries for their relative safety after a global financial crisis spread beyond Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S. economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments. To compensate for this risk, investors demanded higher yields on municipal bonds and many other types of debt securities, causing their prices to tumble.
Long-term municipal bonds sold off the most since their prices fall more rapidly than prices of shorter-term bonds for a given rise in yield. The Series posted negative annual returns, as did its benchmark Lipper
Average, amid this bearish trend.

Some of the Series' bonds improved in credit quality
Despite the difficult market conditions, the Series benefited when its Massachusetts State Health and Educational Facilities Authority bonds for Faulkner Hospital became prerefunded, which means the bonds will be retired ahead of schedule in July 2003. Until that time, the bonds will be backed by direct obligations of the U.S. government and, therefore, are considered to have little credit risk. Because their maturity was shortened and their credit quality improved, the bonds rallied sharply. We were particularly pleased because the Faulkner Hospital bonds were one of the Series' largest positions at the time the debt securities were prerefunded.

Our enthusiasm for the Faulkner Hospital bonds did not extend to the healthcare sector as a whole. Healthcare bonds performed poorly as the industry suffered from growing competitive pressures, among other problems.
We reduced the Series' exposure to the healthcare sector from 22% of its total investments as of August 31, 1998 to 18% by the end of our fiscal year.

Purchasing BBB rated bonds enhanced the Series' performance Meanwhile, we increased the Series' exposure to municipal bonds in the BBB ratings sector, which is the lowest investment-grade ratings category. These bonds rose from 22% of the Series' total investments as of August 31, 1998, to 24% by the close of our fiscal year. Among our purchases were bonds of the Cambridge Friends School and Bradford College that provided very attractive yields. Moreover, prices of lower-rated municipal bonds tended to decline less than the prices of more highly rated ones as the tax-exempt bond market sold off. This is particularly true of lower-rated bonds of economically sensitive sectors such as transportation and industrial development.

The Fed reversed the course of U.S. monetary policy
The downturn in the prices of municipal bonds persisted for nearly 11 months of our fiscal year. In the spring of 1999, the sell-off accelerated because the Federal Reserve was expected to boost short-term interest rates to slow economic growth to a more sustainable pace and avoid rising inflation.

The Fed increased the Federal funds rate (the rate U.S.
banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August
24, 1999, that left the Federal funds rate at 5.25%.

Performance at a Glance

Cumulative Total Returns1                                 As of 8/31/99
                                  One           Five               Ten                Since
                                  Year          Years             Years             Inception2
Class A                           -1.44%    30.92%  (30.68)        N/A            84.91%   (84.58)
Class B                           -1.76     28.44   (28.21)    81.76% (81.43)    179.74   (173.17)
Class C                           -2.00     26.82   (26.59)        N/A            26.68    (26.45)
Class Z                           -1.26           N/A              N/A            11.80    (11.70)
Lipper MA Muni Debt Fund Avg.3    -1.53          30.72             90.84                ***

Average Annual Total Returns1                               As of 9/30/99
            One           Five               Ten                Since
            Year          Years             Years             Inception2
Class A    -5.87%    5.15%   (5.12)          N/A            6.19%    (6.17)
Class B    -8.26     5.23    (5.20)     6.17% (6.15)        7.08     (6.89)
Class C    -5.47     4.92    (4.89)          N/A            4.43     (4.39)
Class Z    -2.78          N/A                N/A            3.97     (3.94)

Distributions and Yields                                  As of 8/31/99
                Total                           Taxable Equivalent Yield4
            Distributions        30-Day              at Tax Rates of
           Paid for 12 Mos.    SEC Yield           36%             39.6%
Class A         $0.64            3.92%            6.96%            7.38%
Class B         $0.61            3.79             6.73             7.13
Class C         $0.58            3.51             6.23             6.60
Class Z         $0.67            4.30             7.63             8.09

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/25/84; Class
C, 8/1/94; and Class Z, 12/6/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Massachusetts Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 87.94% for Class
A; 209.87% for Class B; 31.21% for Class C; and 10.84% for Class Z, based on all funds in each share class.

Review Cont'd.

This time the U.S. central bank also raised the discount rate (the rate it charges its member banks that borrow at the discount window) to 4.75% from 4.50%. When the Fed hiked short-term rates, it was reversing an earlier stance on monetary policy adopted in the autumn of 1998. At that time, it had embarked on a series of three cuts in the Federal funds rate to calm financial markets and bolster U.S. economic activity during the most critical period of the global financial crisis.

Looking Ahead
Fed poised to act again, if necessary
If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline. State and local governments would have fewer opportunities to refinance their higher-rate debt securities. Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds in order to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis.
In early October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable
Treasuries. This is well above the historical average of approximately 87%.

Five Largest Issuers
Expressed as a percentage of net assets as of 8/31/99
Mass. Ind. Fin. Agency Rev.    5.3%
Cape Cod Hlth. Sys.*

Massachusetts    4.0
General Obligation

Mass. Hlth. & Edl. Facs.-    3.9
Faulkner Hospital*

Boston Mass. Ind. Fin. Auth.    3.8
Harbor Elec. Energy

Mass. Hlth. & Edl. Facs.-    3.7
Beth Israel Hospital

*Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99
Revenue Bonds          50%
Prerefunded Bonds      25
General Obligations    20
Cash Equivalents        5

Credit Breakdown
Expressed as a percentage of total investmentsas of 8/31/99
AAA           10%
AA            13
A              6
BBB           24
BB             2
B              2
Insured       41
Short-Term     2

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount          Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.2%
------------------------------------------------------------------------------------------------------------------------------
Barnstable Massachusetts, Gen. Oblig.                            Aa3            5.00%       3/15/13    $  1,000       $   975,020
Boston Massachusetts Ind. Dev. Fin. Auth., Swr. Fac. Rev.,
   Harbor Elec. Energy Co. Proj., A.M.T.                         Baa1           7.375       5/15/15       1,500         1,575,750
Brockton Massachusetts, Gen. Oblig.                              A2             6.125       6/15/18       1,030         1,081,201
Holyoke Massachusetts, Gen. Oblig., School Proj., M.B.I.A.       Aaa            8.10        6/15/05         700 (e)       788,739
Lowell Massachusetts, Gen. Oblig.                                Aaa            7.625       2/15/10         750 (e)       808,455
Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.        Aaa            7.25       12/01/10         850 (e)       900,822
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A, M.B.I.A.       Aaa            5.50        3/01/15       1,000         1,011,460
Mass. St. College Bldg. Auth. Proj. Rev., Ser. A, M.B.I.A.       Aaa            Zero        5/01/22       2,250           606,533
Mass. St. Dev. Fin. Agy. Rev., Concord-Assabet Family Svcs.      Ba2            6.00       11/01/28         750           701,160
Mass. St. Gen. Oblig.,
   Ser. A                                                        Aa3            6.00       11/01/10       1,000         1,077,590
   Ser. A, A.M.B.A.C.                                            Aaa            5.00        7/01/12       1,000           980,450
   Ser. C, F.G.I.C.                                              Aaa            6.00        8/01/09       1,500         1,619,745
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Beth Israel Hospital, A.M.B.A.C.                              Aaa            8.826(d)    7/01/25       1,500         1,520,625
   Dana Farber Cancer Proj., Ser. G-1                            A1             6.25       12/01/22         625           637,831
   Faulkner Hospital, Ser. C                                     Baa1           6.00        7/01/23       1,500(e)      1,598,670
   Holyoke Hospital, Ser. B                                      Baa3           6.50        7/01/15         750           760,635
   Jordan Hospital, Ser. C                                       BBB+(c)        6.875      10/01/22       1,350(e)      1,469,111
   Med. Academic & Scientific Co., Ser. A                        BBB(c)         6.625       1/01/15       1,000         1,045,580
   Newton-Wellesley Hospital, Ser. E, M.B.I.A.                   Aaa            5.875       7/01/15       1,000         1,019,060
   Valley Regional Hlth. Sys., Ser. C                            AAA(c)         7.00        7/01/10         825           951,926
   Winchester Hospital, Ser. D                                   AAA(c)         5.75        7/01/24       1,000           976,660
Mass. St. Hsg. Fin. Agcy. Hsg. Rev., Sngl. Fam. Mtge., Ser.
   59, A.M.B.A.C., A.M.T.                                        Aaa            5.40        6/01/20         965           905,402
Mass. St. Ind. Fin. Agcy. Rev.,
   Chestnut Knoll Proj., Ser. A                                  NR             5.625       2/15/25         750           682,657
   Bradford College                                              BBB-(c)        5.625      11/01/28       1,000           916,520
   Brooks School                                                 A3             5.95        7/01/23         640(e)        684,960
   Cambridge Friends School                                      BBB(c)         5.80        9/01/28         700           651,007
   Cape Cod Hlth. Sys.                                           Aaa            8.50       11/15/20       2,000(e)      2,146,420
   Phillips Academy                                              Aa1            5.375       9/01/23       1,000           944,070
Mass. St. Port Auth. Rev., Ser. B, A.M.T.                        Aa3            5.00        7/01/18       1,000           911,120
Mass. St. Tpk. Auth., Met. Hwy. Sys. Rev., Ser. C, M.B.I.A.      Aaa            Zero        1/01/17       4,000         1,507,480
Mass. St. Water Poll. Abatement Trust Rev.,
   Ser. 3                                                        Aaa            5.625       2/01/16       1,000         1,007,580
   Ser. A                                                        Aa3            6.375       2/01/15       1,000         1,071,150
Mass. St. Water Res. Auth. Rev.,
   Ser. B, M.B.I.A.                                              Aaa            6.25       12/01/11       1,000         1,100,840
   Ser. D, M.B.I.A.                                              Aaa            6.00        8/01/13         500           534,120

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount          Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Plymouth County Mass. Corr. Facs.,
   Cert. of Part.                                                Aaa            5.125%     10/01/13     $ 1,000       $   978,860
   Cert. of Part., Ser. A                                        AA-(c)         7.00        4/01/22         500(e)        547,875
Puerto Rico Commonwealth, Gen. Oblig., A.M.B.A.C.                Aaa            7.00        7/01/10       1,000         1,165,640
Puerto Rico Electric Pwr. Auth. Rev., Ser. T                     Baa1           6.375       7/01/24       1,000(e)      1,102,200
Rail Connections Inc. Mass. Rev., Ser. B                         Baa3           Zero        7/01/21       2,500           591,750
                                                                                                                      -----------
Total long-term investments (cost $37,785,652)                                                                         39,556,674
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--1.7%
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cap. Asset Prog., Ser. 85B, F.R.D.D., M.B.I.A.                VMIG1          2.90        9/01/99         100           100,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D., M.B.I.A.                VMIG1          2.90        9/01/99         600           600,000
                                                                                                                      -----------
Total short-term investments (cost $700,000)                                                                              700,000
                                                                                                                      -----------
Total Investments--98.9%
   (cost $38,485,652; Note 4)                                                                                          40,256,674
Other assets in excess of liabilities--1.1%                                                                               459,752
                                                                                                                      -----------
Net Assets--100%                                                                                                      $40,716,426
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities        MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $38,485,652)..................................................................      $  40,256,674
Cash......................................................................................................              5,012
Interest receivable.......................................................................................            526,571
Receivable for Series shares sold.........................................................................             50,000
Receivable for investments sold...........................................................................             15,203
Other expenses............................................................................................              1,095
                                                                                                                ---------------
   Total assets...........................................................................................         40,854,555
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             67,535
Dividends payable.........................................................................................             28,787
Management fee payable....................................................................................             17,352
Distribution fee payable..................................................................................             11,481
Payable for Series shares reacquired......................................................................              7,275
Deferred trustees' fees...................................................................................              5,699
                                                                                                                ---------------
   Total liabilities......................................................................................            138,129
                                                                                                                ---------------
Net Assets................................................................................................      $  40,716,426
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      36,723
   Paid-in capital in excess of par.......................................................................         39,107,115
                                                                                                                ---------------
                                                                                                                   39,143,838
   Accumulated net realized loss on investments...........................................................           (198,434  )
   Net unrealized appreciation on investments.............................................................          1,771,022
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  40,716,426
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($27,526,570 / 2,482,154 shares of beneficial interest issued and outstanding)......................             $11.09
   Maximum sales charge (3% of offering price)............................................................                .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.43
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($12,931,393 / 1,166,783 shares of beneficial interest issued and outstanding)......................             $11.08
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($187,381 / 16,907 shares of beneficial interest issued and outstanding)............................             $11.08
   Maximum sales charge (1% of offering price)............................................................                .11
                                                                                                                ---------------
   Offering price to public...............................................................................             $11.19
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($71,082 / 6,415 shares of beneficial interest issued and outstanding)..............................             $11.08
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $ 2,624,994
                                               ---------------
Expenses
   Management fee...........................         228,953
   Distribution fee--Class A................          61,672
   Distribution fee--Class B................          74,185
   Distribution fee--Class C................           1,472
   Custodian's fees and expenses............          72,000
   Report to shareholders...................          36,000
   Registration fees........................          33,000
   Transfer agent's fees and expenses.......          20,000
   Audit fees and expenses..................          10,000
   Legal fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           3,802
                                               ---------------
      Total expenses........................         555,584
   Less: Custodian fee credit...............            (234)
                                               ---------------
      Net expenses..........................         555,350
                                               ---------------
Net investment income.......................       2,069,644
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................          39,065
   Financial futures transactions...........         (51,670)
                                               ---------------
                                                     (12,605)
Net change in unrealized appreciation of
   investments..............................      (2,713,045)
                                               ---------------
Net loss on investments.....................      (2,725,650)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $  (656,006)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Decrease in                             Year Ended August 31,
Net Assets                               1999           1998
Operations
   Net investment income...........  $  2,069,644    $ 2,130,496
   Net realized gain (loss) on
      investment transactions......       (12,605)       447,865
   Net change in unrealized
      appreciation (depreciation)
      of investments...............    (2,713,045)       980,734
                                     ------------    -----------
   Net increase (decrease) in net
      assets resulting from
      operations...................      (656,006)     3,559,095
                                     ------------    -----------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................    (1,418,190)    (1,376,660)
      Class B......................      (640,864)      (749,368)
      Class C......................        (8,016)        (4,123)
      Class Z......................        (2,574)          (345)
                                     ------------    -----------
                                       (2,069,644)    (2,130,496)
                                     ------------    -----------
Distributions in excess of net
   investment income
      Class A......................        (9,090)       (14,903)
      Class B......................        (4,519)        (9,075)
      Class C......................           (55)           (39)
      Class Z......................           (20)            (3)
                                     ------------    -----------
                                          (13,684)       (24,020)
                                     ------------    -----------
   Distributions from net realized gains
      Class A......................      (284,387)      (354,484)
      Class B......................      (141,295)      (215,867)
      Class C......................        (1,712)          (936)
      Class Z......................          (626)           (72)
                                     ------------    -----------
                                         (428,020)      (571,359)
                                     ------------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...     7,872,665      2,768,598
   Net asset value of shares issued
      in reinvestment of
      dividends....................     1,388,189      1,617,702
   Cost of shares reacquired.......   (10,782,045)    (7,029,860)
                                     ------------    -----------
   Net decrease in net assets from
      Series share transactions....    (1,521,191)    (2,643,560)
                                     ------------    -----------
Total decrease.....................    (4,688,545)    (1,810,340)
Net Assets
Beginning of year..................    45,404,971     47,215,311
                                     ------------    -----------
End of year........................  $ 40,716,426    $45,404,971
                                     ------------    -----------
                                     ------------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated realized gains and increase undistributed net investment income by $13,684. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       7

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $14,900 and $300 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 1999. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended August 31, 1999, they received approximately $9,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended August 31, 1999, the Series incurred fees of approximately $15,000 for the services of PMFS. As of August 31, 1999, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999, were $10,587,908 and $13,175,773, respectively.

The United States federal income tax basis of the Fund's investments as of August 31, 1999 was $38,594,481 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $1,662,193 (gross unrealized appreciation--$2,264,435, gross unrealized depreciation--$602,242).

The Fund will elect, for United States Federal income tax purposes, to treat capital losses of approximately $54,800 incurred in the ten month period ended August 31, 1999 as having been incurred in the following fiscal year.
--------------------------------------------------------------------------------
                                       8

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
For federal income tax purposes, the Portfolio had a capital loss carryforward as of August 31, 1999 of approximately $8,200 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1999:
Shares sold..........................     478,960    $ 5,646,776
Shares issued in reinvestment of
  dividends and distributions........      84,266        981,877
Shares reacquired....................    (589,103)    (6,781,033)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................     (25,877)      (152,380)
Shares issued upon conversion from
  Class B............................      69,112        806,972
                                       ----------    -----------
Net increase in shares outstanding...      43,235    $   654,592
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................     142,966    $ 1,687,456
Shares issued in reinvestment of
  dividends and distributions........      93,703      1,103,427
Shares reacquired....................    (361,990)    (4,261,684)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (125,321)    (1,470,801)
Shares issued upon conversion from
  Class B............................      92,146      1,085,201
                                       ----------    -----------
Net decrease in shares outstanding...     (33,175)   $  (385,600)
                                       ----------    -----------
                                       ----------    -----------
Class B                                  Shares        Amount
-------------------------------------  ----------    -----------
Year ended August 31, 1999:
Shares sold..........................     170,635    $ 1,982,178
Shares issued in reinvestment of
  dividends and distributions........      34,077        397,292
Shares reacquired....................    (335,629)    (3,901,106)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (130,917)    (1,521,636)
Shares reacquired upon conversion
  into Class A.......................     (69,125)      (806,972)
                                       ----------    -----------
Net decrease in shares outstanding...    (200,042)   $(2,328,608)
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................      78,841    $   927,666
Shares issued in reinvestment of
  dividends and distributions........      43,421        510,985
Shares reacquired....................    (225,580)    (2,656,058)
                                       ----------    -----------
Net decrease in shares outstanding
  before conversion..................    (103,318)    (1,217,407)
Shares reacquired upon conversion
  into Class A.......................     (92,162)    (1,085,201)
                                       ----------    -----------
Net decrease in shares outstanding...    (195,480)   $(2,302,608)
                                       ----------    -----------
                                       ----------    -----------
Class C
-------------------------------------
Year ended August 31, 1999:
Shares sold..........................      13,079    $   154,281
Shares issued in reinvestment of
  dividends and distributions........         504          5,854
Shares reacquired....................      (6,438)       (74,609)
                                       ----------    -----------
Net increase in shares outstanding...       7,145    $    85,526
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................       9,344    $   109,986
Shares issued in reinvestment of
  dividends and distributions........         250          2,944
Shares reacquired....................      (6,524)       (76,579)
                                       ----------    -----------
Net increase in shares outstanding...       3,070    $    36,351
                                       ----------    -----------
                                       ----------    -----------
Class Z
-------------------------------------
Year ended August 31, 1999:
Shares sold..........................       7,626    $    89,430
Shares issued in reinvestment of
  dividends and distributions........         273          3,166
Shares reacquired....................      (2,210)       (25,297)
                                       ----------    -----------
Net increase in shares outstanding...       5,689    $    67,299
                                       ----------    -----------
                                       ----------    -----------
Year ended August 31, 1998:
Shares sold..........................       3,668    $    43,490
Shares issued in reinvestment of
  dividends and distributions........          29            346
Shares reacquired....................      (2,989)       (35,539)
                                       ----------    -----------
Net increase in shares outstanding...         708    $     8,297
                                       ----------    -----------
                                       ----------    -----------

--------------------------------------------------------------------------------
                                       9

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                 MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                            Class A
                                                                    -------------------------------------------------------
                                                                                     Year Ended August 31,
                                                                    -------------------------------------------------------
                                                                     1999        1998        1997        1996        1995
                                                                    -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $ 11.90     $ 11.69     $ 11.54     $ 11.63     $ 11.37
                                                                    -------     -------     -------     -------     -------
Income from investment operations
Net investment income...........................................        .53         .55         .58(a)      .59(a)      .65(a)
Net realized and unrealized gain (loss) on
   investment transactions......................................       (.70)        .37         .33        (.02)        .26
                                                                    -------     -------     -------     -------     -------
   Total from investment operations.............................       (.17)        .92         .91         .57         .91
                                                                    -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income............................       (.53)       (.55)       (.58)       (.59)       (.65)
Distributions in excess of net investment income................         --(c)     (.01)         --(c)       --(c)       --(c)
Distributions from net realized gains...........................       (.11)       (.15)       (.18)       (.07)         --(c)
                                                                    -------     -------     -------     -------     -------
   Total distributions..........................................       (.64)       (.71)       (.76)       (.66)       (.65)
                                                                    -------     -------     -------     -------     -------
Net asset value, end of year....................................    $ 11.09     $ 11.90     $ 11.69     $ 11.54     $ 11.63
                                                                    -------     -------     -------     -------     -------
                                                                    -------     -------     -------     -------     -------
TOTAL RETURN(b):................................................      (1.44)%      8.10%       8.10%       4.93%       8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $27,527     $29,024     $28,890     $28,058     $27,525
Average net assets (000)........................................    $30,705     $29,031     $29,096     $28,091     $15,837
Ratios to average net assets:
   Expenses, including distribution fees........................       1.11%       1.04%       1.00%(a)    1.06%(a)     .97%(a)
   Expenses, excluding distribution fees........................        .91%        .94%        .90%(a)     .96%(a)     .87%(a)
   Net investment income........................................       4.62%       4.75%       5.00%(a)    5.06%(a)    5.59%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate......................................         24%         33%         22%         18%         36%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                    PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                            Class B
                                                                    -------------------------------------------------------
                                                                                     Year Ended August 31,
                                                                    -------------------------------------------------------
                                                                     1999        1998        1997        1996        1995
                                                                    -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $ 11.89     $ 11.68     $ 11.53     $ 11.62     $ 11.36
                                                                    -------     -------     -------     -------     -------
Income from investment operations
Net investment income...........................................        .50         .51         .53(a)      .54(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions.................................................       (.70)        .37         .33        (.02)        .26
                                                                    -------     -------     -------     -------     -------
   Total from investment operations.............................       (.20)        .88         .86         .52         .86
                                                                    -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income............................       (.50)       (.51)       (.53)       (.54)       (.60)
Distributions in excess of net investment income................         --(c)     (.01)         --(c)       --(c)       --(c)
Distributions from net realized gains...........................       (.11)       (.15)       (.18)       (.07)         --(c)
                                                                    -------     -------     -------     -------     -------
   Total distributions..........................................       (.61)       (.67)       (.71)       (.61)       (.60)
                                                                    -------     -------     -------     -------     -------
Net asset value, end of year....................................    $ 11.08     $ 11.89     $ 11.68     $ 11.53     $ 11.62
                                                                    -------     -------     -------     -------     -------
                                                                    -------     -------     -------     -------     -------
TOTAL RETURN(b):................................................      (1.76)%      7.67%       7.67%       4.51%       7.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $12,931     $16,256     $18,247     $22,758     $28,367
Average net assets (000)........................................    $14,837     $17,253     $20,301     $25,751     $39,455
Ratios to average net assets:
   Expenses, including distribution fees........................       1.41%       1.44%       1.40%(a)    1.46%(a)    1.34%(a)
   Expenses, excluding distribution fees........................        .91%        .94%        .90%(a)     .96%(a)     .84%(a)
   Net investment income........................................       4.32%       4.35%       4.60%(a)    4.66%(a)    5.37%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                         Class C
                                                                    --------------------------------------------------
                                                                                  Year Ended August 31,
                                                                    --------------------------------------------------
                                                                     1999       1998       1997       1996       1995
                                                                    ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............................    $11.89     $11.68     $11.53     $11.62     $11.36
                                                                    ------     ------     ------     ------     ------
Income from investment operations
Net investment income...........................................       .47        .48        .50(a)     .51(a)     .57(a)
Net realized and unrealized gain (loss) on investment
   transactions.................................................      (.70)       .37        .33       (.02)       .26
                                                                    ------     ------     ------     ------     ------
   Total from investment operations.............................      (.23)       .85        .83        .49        .83
                                                                    ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income............................      (.47)      (.48)      (.50)      (.51)      (.57)
Distributions in excess of net investment income................        --(c)    (.01)        --(c)      --(c)      --(c)
Distributions from net realized gains...........................      (.11)      (.15)      (.18)      (.07)        --(c)
                                                                    ------     ------     ------     ------     ------
   Total distributions..........................................      (.58)      (.64)      (.68)      (.58)      (.57)
                                                                    ------     ------     ------     ------     ------
Net asset value, end of year....................................    $11.08     $11.89     $11.68     $11.53     $11.62
                                                                    ------     ------     ------     ------     ------
                                                                    ------     ------     ------     ------     ------
TOTAL RETURN(b):................................................     (2.00)%     7.41%      7.41%      4.26%      7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................................    $  187     $  116     $   78     $   45     $   14
Average net assets (000)........................................    $  196     $  101     $   48     $   41     $   14
Ratios to average net assets:
   Expenses, including distribution fees........................      1.66%      1.69%      1.65%(a)   1.72%(a)   1.60%(a)
   Expenses, excluding distribution fees........................       .91%       .94%       .90%(a)    .97%(a)    .85%(a)
   Net investment income........................................      4.08%      4.08%      4.36%(a)   4.39%(a)   5.07%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than .005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                     Class Z
                                                                    ------------------------------------------
                                                                                                  December 6,
                                                                       Year           Year          1996(d)
                                                                      Ended          Ended          Through
                                                                    August 31,     August 31,      August 31,
                                                                       1999           1998            1997
                                                                    ----------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $11.89         $11.68          $11.80
                                                                       -----          -----           -----
Income from investment operations
Net investment income...........................................         .56            .58             .47(a)
Net realized and unrealized gain (loss) on investment
   transactions.................................................        (.70)           .37             .06
                                                                       -----          -----           -----
   Total from investment operations.............................        (.14)           .95             .53
                                                                       -----          -----           -----
Less distributions
Dividends from net investment income............................        (.56)          (.58)           (.47)
Distributions in excess of net investment income................          --(f)        (.01)             --(f)
Distributions from net realized gains...........................        (.11)          (.15)           (.18)
                                                                       -----          -----           -----
   Total distributions..........................................        (.67)          (.74)           (.65)
                                                                       -----          -----           -----
Net asset value, end of period..................................      $11.08         $11.89          $11.68
                                                                       -----          -----           -----
TOTAL RETURN(b):................................................       (1.26)%         8.31%           4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................      $   71         $    9          $  204(e)
Average net assets (000)........................................      $   53         $    7          $  200(e)
Ratios to average net assets:
   Expenses, including distribution fees........................         .91%           .94%            .90%(a)(c)
   Expenses, excluding distribution fees........................         .91%           .94%            .90%(a)(c)
   Net investment income........................................        4.86%          4.91%           5.55%(a)(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
(e) Amounts are actual and not rounded to the nearest thousand.
(f) Less than .005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants       MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999

--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                              MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.53 per Class A share, $.50 per Class B share, $.47 per Class C share and $.56 per Class Z share were all federally tax-exempt interest dividends. The Series also paid to Class A, B, C and Z shares a special taxable income dividend of $.0035 which is taxable as ordinary income. In addition, the Series paid distributions for Class A, B, C and Z shares totaling $.1095 per share, comprised of short-term capital gains, of which $.0275 was taxable as oridnary income and long-term capital gains, of which $.082 was taxable at 20% rate gain.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000 you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar year 1999.

--------------------------------------------------------------------------------

Comparing a $10,000 Investment
----------------------------------------------------------
Prudential Municipal Series Fund--Massachusetts Series vs.
the Lehman Brothers Municipal Bond Index

Class A                     Average Annual Total Returns
(GRAPH)                     With Sales Load
                            Since Inception       6.27%    (6.25%)
                            Five Years            4.89%    (4.86%)
                            One Year             -4.40%

                            Without Sales Load
                            Since Inception       6.61%    (6.59%)
                            Five Years            5.54%    (5.50%)
                            One Year             -1.44%


Class B                     Average Annual Total Returns
(GRAPH)                     With Sales Load
                            Since Inception    7.13%    (6.96%)
                            Ten Years          6.16%    (6.14%)
                            Five Years         4.97%    (4.93%)
                            One Year          -6.76%

                            Without Sales Load
                            Since Inception    7.13%    (6.96%)
                            Ten Years          6.16%    (6.14%)
                            Five Years         5.13%    (5.09%)
                            One Year          -1.76%


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential
Municipal Series Fund--Massachusetts Series (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares.
For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions

Class C                     Average Annual Total Returns
(GRAPH)                     With Sales Load
                            Since Inception    4.56%    (4.52%)
                            Five Years         4.66%    (4.62%)
                            One Year          -3.98%

                            Without Sales Load
                            Since Inception    4.76%    (4.73%)
                            Five Years         4.87%    (4.83%)
                            One Year          -2.00%


Class Z                     Average Annual Total Returns
(GRAPH)                     Since Inception    4.17%    (4.13%)
                            One Year          -1.26%

were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The
Index is not the only index that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

    Class    NASDAQ     Cusip
      A      PUMAX    74435M655
      B      PMUNX    74435M663
      C        --     74435M564
      Z        --     74435M416

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF119E

(ICON)

Prudential
Municipal
Series Fund
-----------------------
Massachusetts
Money Market Series

ANNUAL
REPORT

Aug. 31, 1999

(LOGO)

A Message from the Fund's President                         October 5, 1999
(PHOTO)

Dear Shareholder,
Prudential Municipal Series Fund--Massachusetts Money Market Series provided a competitive yield and a stable $1.00 net asset value during the 12-month reporting period that ended on August 31, 1999. On that date, its seven-day current yield was 2.49%, in line with the 2.52% for the average municipal money market fund tracked by IBC Financial Data.

The following report takes a closer look at the developments in the money markets during our fiscal year, and explains how the Series was positioned accordingly.

One integrated and expanded team

I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market.
The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of your Prudential Municipal Series Fund--Massachusetts Money Market Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Richard Lynes, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO)

Joseph Tully, Team Leader of the Money Markets Sector team, and Portfolio Manager Richard S. Lynes

Investment Goals and Style
Prudential Municipal Series Fund--Massachusetts Money Market Series seeks to provide the highest level of current income that is exempt from federal and Massachusetts State income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal bonds with maturities of 13 months or less from the state of Massachusetts, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Barbell strategy helped as interest rates swung widely
During our fiscal year that ended on August 31, 1999, tax-exempt money market yields generally trended lower in the first six months, then turned higher for the remainder of the period. This change in the direction of yields largely mirrored a shift in U.S. monetary policy. The Federal Reserve had cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) three times in the autumn of 1998, but reversed course by increasing the rate twice in the summer of 1999.

In this volatile interest-rate environment, we adopted a barbell strategy-- that is, we primarily bought shorter- and longer-term municipal money market securities. This approach provided the Series with much-needed flexibility.
We were able to lock in yields on longer-term, tax-exempt money market securities before interest rates declined even further during the first half of our fiscal year. But we also had quick access to cash to purchase higher-yielding securities that became available as interest rates rose in the second half.

We locked in yields before they slid lower
A global financial crisis that spread beyond Asia was the catalyst that prompted the Fed to lower the Federal funds rate by a quarter of a percentage point three times, leaving it at 4.75% in November 1998. In reducing this rate, the Fed

Tracking Municipal Money Market Fund Yields
                (GRAPH)
intended to stabilize fixed-income markets by cutting borrowing costs. Furthermore, the lower borrowing costs would help bolster U.S. economic growth. The economy seemed to need a boost because Asian nations, weakened by the global financial crisis, were expected to purchase far fewer exports from the United States.

We realized that municipal money market yields would continue to edge lower along with the Federal funds rate. Therefore, we quickly locked in yields on longer-term Massachusetts money market securities in September and early October 1998. These purchases significantly lengthened the Series' weighted average maturity (WAM), which is a measurement tool that determines a fund's sensitivity to changes in interest rates. WAM takes into account the maturity level of each security held by a fund. Extending the WAM helped the Series' yield to remain higher for a longer period of time as money market yields fell.

Besides the rate cuts, tax-exempt money market yields slid in the first half of our fiscal year, as demand for newly issued securities outstripped the supply. The supply was also constrained because some local governments preferred to issue longer-term bonds instead of money market eligible securities in order to lock in low yields for a longer period of time. In addition, short-term borrowing needs of some state and local governments normally decline amid favorable domestic economic conditions. Fortunately, there was an ample supply of Massachusetts money market securities that allowed us to extend the Series' WAM when necessary.

Weathering the "January effect"
We lengthened the Series' WAM again in late December 1998. At that time, portfolio managers sold municipal money market securities to provide shareholders with cash for holiday expenditures and other expenses. This briefly pushed yields higher, so we bought longer-term Massachusetts money market securities. Our purchases helped the Series weather the seasonal drop in yields--known as the "January effect"--that typically occurs in the first weeks of the calendar year. Yields fell as investors temporarily reinvested money received from coupon payments and maturing bonds in the tax-exempt money market.

Spring brought attractive buying opportunities
As 1999 continued, more investors worried that the surprisingly powerful U.S. economy would overheat and spark higher inflation, which erodes the value of bonds. To compensate for this risk, investors demanded higher yields on debt securities, including those in the


Fund Facts                                        As of 8/31/99
                            7-Day        Net Asset      Taxable Equivalent Yield*   Weighted Avg.   Net Assets
                         Current Yld.   Value (NAV)     @31%     @36%     @39.6%     Mat. (WAM)     (Millions)
MA Money
Market Series                2.49%         $1.00           4.10%    4.42%    4.68%      46 Days         $56

IBC Financial Data
Tax-Free State Specific
(SB & GP-MA) Avg.**          2.52%         $1.00           4.15%    4.47%    4.74%      52 Days          N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports the 7-Day Current Yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker (SB) &
General Purpose (GP)--Massachusetts) category as of August 30, 1999.
-------------------------------------------------------------------------------
                                    1
tax-exempt money market. We purchased bonds of Massachusetts municipalities maturing in 12 months or less to take advantage of this trend. They were a good alternative to the more conventional tax-exempt money market securities. They provided solid yields to compensate for the fact that short-term, insured tax-exempt bonds are usually issued in moderate-sized blocks. Many money managers prefer to buy larger blocks of bonds because they could be easier to sell. However, owning moderate-sized blocks of insured, short-term Massachusetts bonds suited us because we do not plan to sell them.

We also bought prerefunded bonds, which are debt securities that will be retired prior to their original maturity date. The prerefunded bonds we purchased will be retired in the year 2000. Until then, the bonds are backed by direct obligations of the U.S. government and, therefore, are considered to have little credit risk. Our purchases lengthened the Series' WAM.

Fed engineered a shift in U.S. monetary policy
The rise in municipal money market yields accelerated in June as it became clear the Fed would boost short-term rates to slow U.S. economic growth and avoid higher inflation. On June 30, 1999, the Federal funds rate was increased by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999, which left the rate at 5.25%. This time the Fed also hiked the discount rate (the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

Looking Ahead
Fed poised to act again, if necessary
After their most recent meeting in early October 1999, Fed policy makers released a statement indicating they may consider hiking short-term rates in the near future and will be "especially alert" to trends that could boost inflationary pressures. Therefore, market participants will pay close attention to data on employment and consumer spending for goods and services, which is the main engine of the U.S. economy. If this data indicates that the U.S. economy is continuing to expand at a rapid pace, we believe there is a chance the Fed will hike rates in November 1999 to reverse the last of three rate cuts from the autumn of 1998.

Heading toward the end of 1999, the Series is positioned to have quick access to cash to meet any shareholder liquidity needs due to holiday expenditures or concerns about potential problems that may arise when computers switch their internal clocks from 1999 to the year 2000.

Weighted Average Maturity Compared to the Average Municipal Money Fund
             (GRAPH)

-------------------------------------------------------------------------------
                                    2

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
First Chicago Bank Certificates, Ser. 98B, F.R.W.D.S.,
   F.G.I.C.                                                      VMIG1             3.45%       9/01/99   $  3,000     $ 3,000,000
Mass. Bay Trans. Auth.,
   Gen. Trans. Sys. Bonds, Ser. A                                Aaa               7.00        3/01/00      1,800 (d)   1,833,636
   Gen. Trans. Sys. Bonds, Ser. 84A, S.E.M.O.T.                  VMIG1             3.50        9/01/99      1,500       1,500,000
Mass. St. Dev. Fin. Agcy. Rev.,
   Lassell Village Proj., Ser. 98C, F.R.W.D.                     VMIG1             3.10        9/01/99        500         500,000
   Notre Dame Hlth. Care Center, Ser. 99, F.R.W.D.               VMIG1             3.20        9/02/99      3,500       3,500,000
   Waste Mgmt., Inc., Ser. 99, F.R.W.D., A.M.T.                  VMIG1             3.40        9/01/99      2,500       2,500,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ., Ser. 85H, T.E.C.P.                              VMIG1             3.45       11/04/99      2,000       2,000,000
   Cap. Asset Prog., Ser. P-2, F.R.W.D., F.S.A.                  VMIG1             3.15        9/01/99      2,100       2,100,000
   CIL Realty, Ser. 99, F.R.W.D.                                 VMIG1             3.15        9/01/99      1,750       1,750,000
   Hallmark Hlth. Sys., Ser. B, F.R.W.D., F.S.A.                 VMIG1             3.15        9/02/99      1,455       1,455,000
   Harvard Univ., Ser. 85I, F.R.W.D.                             VMIG1             2.95        9/02/99      1,455       1,455,000
   Williams College, Ser. SG65, F.R.D.D.S.                       A-1+(c)           3.10        9/01/99      2,100       2,100,000
Mass. St. Hsg. Fin. Agcy. Rev.,
   Multi-Family Rev., Harbor Port, Ser. 95A, F.R.W.D.            A-1+(c)           3.15        9/01/99      3,000       3,000,000
   Rental Housing, Ser. 94A, F.R.W.D.S., A.M.B.A.C., A.M.T.      A-1+(c)           3.29        9/02/99      2,000       2,000,000
   Single Family Housing Notes, Ser. A, A.M.T.                   MIG1              3.60        6/01/00      1,500       1,502,510
   Single Family Mult. Res., Ser. CR3CI, A.N.N.O.T.,
      A.M.B.A.C., A.M.T.                                         Aaa               3.55        9/01/99        510         510,000
   Single Family Notes, Ser. B-1, S.E.M.O.T., A.M.T.             MIG1              3.05       11/15/99      1,255       1,255,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
   Constitution Corp., Ser. 98, F.R.W.D., A.M.T.                 A-1(c)            3.40        9/02/99      1,500       1,500,000
   Goddard House, Ser. 95, F.R.W.D.                              A-1(c)            3.15        9/02/99      1,975       1,975,000
   Governor Dummer Academy, Ser. 96, F.R.W.D.                    A-1+(c)           3.15        9/02/99      1,500       1,500,000
   Hazen Paper Co., Ser. 95, F.R.W.D., A.M.T.                    A-1(c)            3.40        9/02/99      1,400       1,400,000
   Heritage at Hingham, Ser. 97, F.R.W.D.                        VMIG1             3.25        9/02/99      1,500       1,500,000
   New England College, Ser. 97, F.R.W.D.                        A-1+(c)           3.15        9/02/99      1,000       1,000,000
   Ocean Spray Cranberry, Ser. 84, A.N.N.O.T.                    A-1+(c)           3.35       10/15/99      2,470       2,470,000
   Riverdale Mills Corp., Ser. 95, F.R.W.D., A.M.T.              A-1(c)            3.40        9/02/99      1,000       1,000,000
   United Med. Corp., Ser. 92, F.R.W.D., A.M.T.                  P-1               3.20        9/01/99        500         500,000
   Whitehead Institute Biomed Research, F.R.W.D.                 VMIG1             3.15        9/01/99      2,000       2,000,000
Mass. St. Wtr. Res. Auth., General Rev.,
   Ser. 90A                                                      Aaa               7.50        4/01/00        815 (d)     850,853
   Ser. 96A                                                      Aaa               7.00       11/01/99        880 (d)     885,714
   Ser. 98A                                                      Aaa               7.375       4/01/00        425 (d)     443,472
Melrose, Gen. Oblig., M.B.I.A.                                   Aaa               5.00        8/15/00        720         729,350

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                        MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mohawk Trail Reg. School Dist.,
   Gen. Oblig., F.S.A.                                           Aaa               4.00%       9/15/99   $    370     $   370,089
   Gen. Oblig., A.M.B.A.C.                                       Aaa               5.00        4/15/00        365         369,032
New Bedford, Gen. Oblig., Ser. 98, F.S.A.                        Aaa               4.25       10/01/99        879         879,668
Puerto Rico Comnwlth., Gov't. Dev. Bank, Ser. 95, T.E.C.P.       A-1+(c)           3.10        9/07/99        500         500,000
Rutland, Gen. Oblig., A.M.B.A.C.                                 Aaa               4.25        2/01/00        535         537,849
Somerville, Gen. Oblig., Ser. 98, F.G.I.C.                       Aaa               6.00        4/01/00      1,095       1,112,994
Southbridge, B.A.N.                                              MIG1              4.00       12/15/99      2,500       2,503,800
                                                                                                                      -----------
Total Investments--100.9%
   (amortized cost $55,988,967(e))                                                                                     55,988,967
Liabilities in excess of other assets--(0.9)%                                                                            (485,436)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $55,503,531
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    S.E.M.O.T.--Semi Annual Optional Tender.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market value............................................      $  55,988,967
Interest receivable.......................................................................................            408,697
Receivable for Series shares sold.........................................................................            237,879
Other assets..............................................................................................              1,323
                                                                                                                ---------------
   Total assets...........................................................................................         56,636,866
                                                                                                                ---------------
Liabilities
Bank overdraft............................................................................................              4,371
Payable for Series shares reacquired......................................................................          1,043,337
Accrued expenses..........................................................................................             27,383
Management fee payable....................................................................................             25,158
Dividends payable.........................................................................................             23,557
Deferred trustees' fees...................................................................................              5,699
Distribution fee payable..................................................................................              3,830
                                                                                                                ---------------
   Total liabilities......................................................................................          1,133,335
                                                                                                                ---------------
Net Assets................................................................................................      $  55,503,531
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $     555,035
   Paid-in capital in excess of par.......................................................................         54,948,496
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  55,503,531
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($55,503,531 / 55,503,531 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................              $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $ 1,877,779
                                                 ---------------
Expenses
   Management fee.............................         293,272
   Distribution fee...........................          73,318
   Custodian's fees and expenses..............          66,500
   Reports to shareholders....................          30,000
   Registration fees..........................          16,500
   Transfer agent's fees and expenses.........          16,000
   Audit fees and expenses....................           8,000
   Legal fees and expenses....................           7,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................           1,819
                                                 ---------------
      Total expenses..........................         516,909
   Less: Custodian fee credit (Note 1)........          (3,768)
                                                 ---------------
      Net expenses............................         513,141
                                                 ---------------
Net investment income.........................       1,364,638
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 1,364,638
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1999              1998
Operations
   Net investment income........   $    1,364,638     $   1,520,000
                                  ----------------    -------------
Dividends (Note 1)..............       (1,364,638)       (1,520,000)
                                  ----------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold......................      174,293,713       193,957,544
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................        1,330,047         1,483,199
   Cost of shares reacquired....     (182,580,621)     (186,420,872)
                                  ----------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions........       (6,956,861)        9,019,871
                                  ----------------    -------------
Total increase (decrease).......       (6,956,861)        9,019,871
Net Assets
Beginning of year...............       62,460,392        53,440,521
                                  ----------------    -------------
End of year.....................   $   55,503,531     $  62,460,392
                                  ----------------    -------------
                                  ----------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements. Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plans of distribution regardless of expenses actually incurred by PIMS. The Series reimbursed PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.

PIMS, PIFM and PIC are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $14,600 for the services of PMFS. As of August 31, 1999, approximately $1,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       7

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains...........................        .02         .03         .03(a)      .03(a)      .03(a)
Dividends and distributions to shareholders........................       (.02)       (.03)       (.03)       (.03)       (.03)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................       2.35%       2.77%       3.08%       3.12%       3.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $55,504     $62,460     $53,441     $50,511     $56,822
Average net assets (000)...........................................    $58,654     $55,540     $53,078     $54,689     $42,919
Ratios to average net assets:
   Expenses, including distribution fees...........................        .88%        .84%        .54%(a)     .55%(a)     .63%(a)
   Expenses, excluding distribution fees...........................        .76%        .71%        .42%(a)     .43%(a)     .50%(a)
   Net investment income...........................................       2.33%       2.73%       3.04%(a)    3.08%(a)    3.14%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       9

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.02 per share were all federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
                                       10

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Cusip
74435M630

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF153E

(ICON)

Prudential
Municipal
Series Fund
----------------------
North Carolina Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                         October 5, 1999
(PHOTO)

Dear Shareholder,

Prudential Municipal Series Fund--North Carolina Series'
Class A shares posted a negative return of 1.72% during our 12-month reporting period that ended August 31, 1999.
Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S.
economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation. This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series Fund--North Carolina Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Scott Diamond, are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review

(PHOTO)     (PHOTO)

Evan Lamp, team leader of the Municipal Bonds
Sector team, and Portfolio Manager Scott Diamond

Investment Goals and Style
The Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.


Inflation fears battered the municipal bond market
Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal securities market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S. Treasury securities.
Many investors purchased Treasuries for their relative safety after a global financial crisis spread beyond Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S. economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments. To compensate for this risk, investors demanded higher yields on municipal bonds and many other types of debt securities, causing their prices to tumble. Long-term municipal bonds sold off the most since their prices fall more rapidly than prices of shorter-term bonds for a given rise in yield. The Series posted negative annual returns, as did its benchmark Lipper Average, amid this bearish trend.

Noncallable zero coupon bonds hurt
Early in our reporting period, when it appeared that long-term interest rates were on the decline, we benefited by having noncallable zero coupon bonds in our portfolio. These bonds tend to perform well when debt markets rally because the bonds are free to appreciate in value without the risk of being retired early. In addition, since zero coupon bonds typically trade at deep discounts to their maturity value, their prices have plenty of room to rise when interest rates fall. On the other hand, noncallable zero coupon bonds tend to perform worse than other types of debt securities in a rising-interest-rate environment. Therefore the noncallable zero coupon bonds in our portfolio contributed to the Series' poor performance during this reporting period. Currently, we are eliminating some from our portfolio in order to reduce volatility in the Series.

Some of the Series' bonds improved credit quality
The Series' performance was helped when certain bonds of the Puerto Rico Telephone Authority were prerefunded in the second half. This means these bonds will be retired ahead of schedule in January 2003. Until then, the bonds will be backed by direct obligations of the U.S. government, and therefore are considered to have little credit risk. Because their maturity was shortened and their credit quality improved, the bonds rallied sharply.
We were particularly pleased because these bonds were among the Series' largest positions at the time the debt securities were prerefunded.

Two strong additions boost yield
During our reporting period, we were able to make a couple of investments that have boosted the Series' yield. We purchased bonds of Cumberland County Hospital
Authority and Raleigh Housing Authority. While healthcare bonds in general haven't performed well during our reporting period, we believe Cumberland County Hospital, which has a good management team in place, will be an exception to the rule. Furthermore, since it is the only hospital in the Cape Fear area, it is less affected by the growing competitive pressures that have plagued the healthcare industry. Because these bonds are rated A3 and A-minus, respectively, they provided a relatively attractive yield for North Carolina--a high-quality state with a strong economy and a solid balance sheet.

The Fed reversed the course of U.S. monetary policy
The downturn in the prices of municipal debt securities persisted for nearly 11 months of our fiscal year. In the spring of 1999, the sell-off

Performance at a Glance

Cumulative Total Returns1                           As of 8/31/99
                                   One          Five                Ten               Since
                                   Year         Years              Years            Inception2
Class A                           -1.72%     29.81% (29.57)          N/A            79.95%  (79.62)
Class B                           -1.93      27.48  (27.25)     77.53% (77.21)     159.73  (154.03)
Class C                           -2.18      25.92  (25.69)          N/A            25.95   (25.72)
Lipper NC Muni Debt Fund Avg.3    -1.49      30.28                  82.84                ***

Average Annual Total Returns1                              As of 9/30/99
             One          Five              Ten             Since
             Year         Years            Years          Inception2
Class A     -6.11%     5.08% (5.04)         N/A          5.89% (5.87)
Class B     -8.40      5.16  (5.12)     5.95% (5.93)     6.72  (6.55)
Class C     -5.60      4.85  (4.82)         N/A          4.31  (4.27)

Distributions and Yields                             As of 8/31/99
                 Total                         Taxable Equivalent Yield4
             Distributions         30-Day          at Tax Rates of
            Paid for 12 Mos.     SEC Yield        36%           39.6%
Class A           $0.59            4.08%         6.38%          6.75%
Class B           $0.55            3.95          6.17           6.54
Class C           $0.52            3.66          5.72           6.06

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 2/13/85; and Class C, 8/1/94.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the North Carolina Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

*** Lipper Since Inception returns are 79.74% for Class A; 185.61% for Class B; and 30.70% for Class C, based on all funds in each share class.

Review Cont'd.

accelerated because the Federal Reserve was expected to boost short-term interest rates to slow economic growth to a more sustainable pace and avoid rising inflation.

The Fed increased the Federal funds rate (the rate U.S.
banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August 24, 1999, that left the Federal funds rate at 5.25%. This time the U.S. central bank also raised the discount rate (the rate it charges its member banks that borrow at the discount window) to 4.75% from 4.50%. When the Federal Reserve boosted short-term interest rates, it was reversing its earlier stance on monetary policy adopted in the autumn of 1998. At that time, it had embarked on a series of cuts in the Federal funds rate to bolster economic activity in the United States and calm financial markets during the worst of the global financial crisis.

Looking Ahead
Fed poised to act again, if necessary
If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline. State and local governments would have fewer opportunities to refinance their higher-rate debt securities. Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds in order to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis. In early
October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable Treasuries. This is well above the historical average of approximately 87%.

Five Largest Issuers
Expressed as a percentage of net assets as of 8/31/99

North Carolina Eastern     13.3%
Muni Power Agency*

North Carolina Muni         7.3
Power Agency

North Carolina Medical      6.5
Care Community Hospital*

Charlotte Water             5.8
and Sewer*

Pitt County                 4.9
Public Facilities

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99
Revenue Bonds            63%
Prerefunded Bonds        24
General Obligations      13

Credit Breakdown
Expressed as a percentage of total investmentsas of 8/31/99
AAA         16%
AA          15
A           14
BBB         14
B            1
Insured     40

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
------------------------------------------------------------------------------------------------------------------------------
Asheville Hsg. Auth., Multi. Fam. Rev., Woodridge Apts.,
   G.N.M.A., A.M.T.                                             AAA(b)            5.70%      11/20/19   $    750      $   745,478
Charlotte Mecklenberg Hosp. Auth.,
   Hlth. Care Sys. Rev.                                         AA(b)             6.25        1/01/20        430 (d)      456,578
   Hlth. Care Sys. Rev.                                         Aa3               6.25        1/01/20        320          333,159
   Hlth. Care Sys. Rev.                                         Aa3               5.875       1/15/26      1,000          992,630
Charlotte Spec. Fac. Rev., Douglas Intl. Airport Proj.,
   A.M.T.                                                       NR                5.60        7/01/27        500          440,935
Charlotte Wtr. & Swr., Gen. Oblig.                              Aaa               6.20        6/01/17      1,500 (d)    1,602,570
Charlotte Wtr. & Swr., Gen. Oblig.                              Aaa               5.90        2/01/19      1,000 (d)    1,073,570
Columbus Cnty. Ind. Fac. & Poll. Cntrl. Fin. Auth. Rev.,
   Intl. Paper Co. Proj., A.M.T.                                A3                6.15        4/01/21      1,000        1,014,390
Concord Util. Sys. Rev., M.B.I.A.                               Aaa               5.50       12/01/14      1,000        1,009,150
Cumberland Cnty. No. Carolina Hosp. Fac. Rev., Cumberland
   Cnty. Hosp. Sys. Inc.                                        A3                5.25       10/01/29        500          442,355
Fayetteville, Cert. of Part., A.M.B.A.C.                        Aaa               6.875      12/01/08      1,000 (d)    1,027,860
Greensboro Enterprise Sys. Rev., Ser. A                         A1                5.30        6/01/15      1,000          986,680
Guam Airport Auth. Rev., Ser. B                                 BBB(b)            6.60       10/01/10      1,000        1,066,690
Guam Pwr. Auth. Rev.,
   Ser. A                                                       BBB(b)            6.625      10/01/14        250 (d)      278,722
   Ser. A                                                       BBB(b)            6.75       10/01/24        525 (d)      588,273
Halifax Cnty. Ind. Fac. & Poll. Cntrl. Fin. Auth. Rev.,
   Champion Intl. Corp. Proj., Ser. A, A.M.T.                   Baa1              5.45       11/01/33      1,000          877,420
Lenoir Hsg. Auth. Mtge. Rev., Caldwell Garden Apt. Proj.,
   Ser. A, G.N.M.A.                                             AAA(b)            5.70        8/20/24      1,000          993,390
Lincoln Cnty., Gen. Oblig., F.G.I.C.                            Aaa               5.10        6/01/09      1,170        1,185,339
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.                                                   Aaa               5.75       10/01/26      1,000          985,100
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., Ser. A                                       Baa3              6.40        1/01/21      1,000        1,003,460
   Pwr. Sys. Rev., Ser. A                                       Aaa               6.00        1/01/26        650 (d)      691,613
   Pwr. Sys. Rev., Ser. A, E.T.M.                               Aaa               6.50        1/01/18      1,995        2,243,198
   Pwr. Sys. Rev., Ser. A, M.B.I.A.                             Aaa               6.50        1/01/18      1,005        1,111,409
   Pwr. Sys. Rev., A.M.B.A.C.                                   Aaa               6.00        1/01/18      1,000        1,048,910
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser.
   TT, A.M.T.                                                   Aa2               5.70        9/01/26      1,000          964,010
No. Carolina Med. Care Comm., Hlth. Care Fac. Rev.,
   Scotland Mem. Hosp. Proj.                                    AA(b)             5.50       10/01/29        500          469,965
No. Carolina Med. Care Comm., Hosp. Rev.,
   Annie Pen Mem. Hosp. Proj.                                   Baa3              7.50        8/15/21      1,000 (d)    1,090,950
   Rex Hosp. Proj.                                              Aaa               6.25        6/01/17      1,750 (d)    1,890,385
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev., M.B.I.A.                           Aaa               6.00        1/01/10      1,250        1,328,037
   No. 1 Catawba Elec. Rev., M.B.I.A.                           Aaa               6.97 (c)    1/01/12      2,000        2,020,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Northern Hosp. Dist., Surry Cnty. Hlth. Care Fac. Rev.          Ba1              7.875%      10/01/21    $ 1,500      $ 1,577,700
Pitt Cnty. Pub. Fac., Cert. of Part.,
   Ser. A, M.B.I.A.                                             Aaa              5.55         4/01/12      1,500        1,528,950
   Ser. B, M.B.I.A.                                             Aaa              5.40         4/01/08        700          725,249
Pitt Cnty. Rev., Pitt Cnty. Mem. Hosp., E.T.M.                  Aaa              5.25        12/01/21      1,500        1,423,140
Puerto Rico Commonwlth.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa              6.25         7/01/10      1,240        1,311,387
   Pub. Impt., Gen. Oblig.                                      Baa1             Zero         7/01/15      2,150          895,346
Puerto Rico Commonwlth., Hwy. & Trans. Auth. Rev.,
   Ser. A, A.M.B.A.C.                                           Aaa              Zero         7/01/15      1,000          426,170
   Ser. A, A.M.B.A.C.                                           Aaa              Zero         7/01/16      1,000          401,840
Puerto Rico Tel. Auth. Rev., M.B.I.A.                           Aaa               6.971       1/25/03      1,000 (d)    1,061,250
Raleigh Hsg. Auth., Multi. Fam. Mtge. Rev., Ceder Pt.
   Apts. Proj., Ser. A                                          A-(c)             5.875      11/01/24      1,000          964,920
Union Cnty., Gen. Oblig.                                        A1                6.50        4/01/07        850 (d)      896,469
University of No. Carolina,
   Util. Sys. Rev.                                              Aa2              Zero         8/01/16      1,000          389,640
   Util. Sys. Rev.                                              Aa2              Zero         8/01/18      1,000          344,720
   Util. Sys. Rev.                                              Aa2              Zero         8/01/19      2,715          881,262
Virgin Islands Terr., Spl. Tax                                  NR                7.75       10/01/06        335 (d)      357,747
Wake Cnty. Hosp. Rev., E.T.M., M.B.I.A.                         Aaa               5.125      10/01/26      1,000          948,940
Winston Salem, Sngl. Fam. Mtge. Rev., A.M.T.                    A1                8.00        9/01/07        240          246,434
Winston Salem, Wtr. & Swr. Sys. Rev., Ser. B                    Aa2               5.70        6/01/17      1,000        1,000,520
                                                                                                                      -----------
Total Investments--98.6%
(cost $44,198,068; Note 4)                                                                                             45,343,910
Other assets in excess of liabilities--1.4%                                                                               644,407
                                                                                                                      -----------
Net Assets--100%                                                                                                      $45,988,317
                                                                                                                      -----------
                                                                                                                      -----------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 1999.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $44,198,068)..................................................................      $  45,343,910
Cash......................................................................................................            148,483
Interest receivable.......................................................................................            635,533
Receivable for investments sold...........................................................................             10,000
Other assets..............................................................................................              1,373
                                                                                                                ---------------
   Total assets...........................................................................................         46,139,299
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             59,281
Dividends payable.........................................................................................             37,265
Management fee payable....................................................................................             19,780
Payable for Series shares reaquired.......................................................................             15,500
Distribution fee payable..................................................................................             13,457
Deferred trustee's fee....................................................................................              5,699
                                                                                                                ---------------
   Total liabilities......................................................................................            150,982
                                                                                                                ---------------
Net Assets................................................................................................      $  45,988,317
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      42,088
   Paid-in capital in excess of par.......................................................................         44,782,177
                                                                                                                ---------------
                                                                                                                   44,824,265
   Accumulated net realized gain on investments...........................................................             18,210
   Net unrealized appreciation on investments.............................................................          1,145,842
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  45,988,317
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($29,399,749 / 2,691,056 shares of beneficial interest issued and outstanding)......................             $10.92
   Maximum sales charge (3% of offering price)............................................................                .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.26
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($16,559,620 / 1,515,090 shares of beneficial interest issued and outstanding)......................             $10.93
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($28,948 / 2,648 shares of beneficial interest issued and outstanding)..............................             $10.93
   Sales charge (1% of offering price)....................................................................                .11
                                                                                                                ---------------
   Offering price to public...............................................................................             $11.04
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
  Interest..................................     $ 2,819,431
                                               ---------------
Expenses
  Management fee............................         251,728
  Distribution fee--Class A.................          61,349
  Distribution fee--Class B.................          98,477
  Distribution fee--Class C.................             223
  Custodian's fees and expenses.............          75,000
  Registration fees.........................          25,000
  Reports to shareholders...................          25,000
  Transfer agent's fees and expenses........          18,000
  Audit fees and expenses...................          10,000
  Legal fees and expenses...................           8,000
  Trustee's fees and expenses...............           4,500
  Miscellaneous.............................             737
                                               ---------------
     Total expenses.........................         578,014
  Less: Custodian fee credit................            (259)
                                               ---------------
  Net expenses..............................         577,755
                                               ---------------
Net investment income.......................       2,241,676
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions...................          90,240
  Financial futures transactions............         (31,352)
                                               ---------------
                                                      58,888
Net change in unrealized appreciation on:
  Investments...............................      (3,120,844)
                                               ---------------
Net loss on investments.....................      (3,061,956)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $  (820,280)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1999           1998
Operations
  Net investment income.............  $ 2,241,676    $ 2,448,496
  Net realized gain on investment
     transactions...................       58,888        467,783
  Net change in unrealized
     appreciation of investments....   (3,120,844)     1,410,422
                                      -----------    -----------
  Net increase (decrease) in net
     assets resulting from
     operations.....................     (820,280)     4,326,701
                                      -----------    -----------
Dividends and distributions (Note
  1):
  Dividends from net investment income
     Class A........................   (1,400,647)    (1,417,583)
     Class B........................     (839,833)    (1,029,623)
     Class C........................       (1,196)        (1,290)
                                      -----------    -----------
                                       (2,241,676)    (2,448,496)
                                      -----------    -----------
  Dividends in excess of net
     investment income
     Class A........................      --              (3,350)
     Class B........................      --              (2,696)
     Class C........................      --                  (2)
                                      -----------    -----------
                                          --              (6,048)
                                      -----------    -----------
  Distributions from net realized
     gains
     Class A........................     (152,983)       --
     Class B........................     (100,812)       --
     Class C........................         (148)       --
                                      -----------    -----------
                                         (253,943)       --
                                      -----------    -----------
Series share transactions (net of
  share conversions) (Note 5):
  Net proceeds from shares sold.....    3,818,192      1,884,417
  Net asset value of shares issued
     in reinvestment of dividends
     and distributions..............    1,320,522      1,223,860
  Cost of shares reacquired.........   (7,739,135)    (7,439,832)
                                      -----------    -----------
  Net decrease in net assets from
     Series share transactions......   (2,600,421)    (4,331,555)
                                      -----------    -----------
Total decrease......................   (5,916,320)    (2,459,398)
Net Assets
Beginning of year...................   51,904,637     54,364,035
                                      -----------    -----------
End of year.........................  $45,988,317    $51,904,637
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the 'Series') commenced investment operations in February 1985. The Series is diversified and its investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custodian Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------
                                       7

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that it received approximately $3,600 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that during the year ended August 31, 1999, it received approximately $19,200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $15,800 for the services of PMFS. As of August 31, 1999, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $7,394,150 and $9,949,025, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999, was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,145,842 (gross unrealized appreciation-$1,797,033; gross unrealized depreciation-$651,191).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A
--------------------------------------------------------------------------------

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     160,409    $  1,841,063
Shares issued in reinvestment of
  dividends and distributions.......      70,495         808,498
Shares reacquired...................    (371,069)     (4,230,540)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (140,165)     (1,580,979)
Shares issued upon conversion from
  Class B...........................     251,666       2,895,820
                                      ----------    ------------
Net increase in shares
  outstanding.......................     111,501    $  1,314,841
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      59,805    $    689,711
Shares issued in reinvestment of
  dividends and distributions.......      61,184         704,193
Shares reacquired...................    (340,697)     (3,915,222)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (219,708)     (2,521,318)
Shares issued upon conversion from
  Class B...........................     198,171       2,280,593
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (21,537)   $   (240,725)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1999:
Shares sold.........................     170,364    $  1,976,534
Shares issued in reinvestment of
  dividends and distributions.......      44,516         511,315
Shares reacquired...................    (306,345)     (3,508,595)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (91,465)     (1,020,746)
Shares reacquired upon conversion
  into Class A......................    (251,607)     (2,895,820)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (343,072)   $ (3,916,566)
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     102,504    $  1,180,465
Shares issued in reinvestment of
  dividends and distributions.......      45,084         519,030
Shares reacquired...................    (301,758)     (3,476,241)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (154,170)     (1,776,746)
Shares reacquired upon conversion
  into Class A......................    (198,135)     (2,280,593)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (352,305)   $ (4,057,339)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1999:
Shares sold.........................          52    $        595
Shares issued in reinvestment of
  dividends
  and distributions.................          61             709
Shares reacquired...................          --              --
                                      ----------    ------------
Net increase in shares
  outstanding.......................         113    $      1,304
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................       1,231    $     14,241
Shares issued in reinvestment of
  dividends
  and distributions.................          56             637
Shares reacquired...................      (4,208)        (48,369)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (2,921)   $    (33,491)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                    PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                  Class A
                                                          -------------------------------------------------------
                                                                           Year Ended August 31,
                                                          -------------------------------------------------------
                                                           1999        1998        1997        1996        1995
                                                          -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 11.69     $ 11.28     $ 11.06     $ 11.19     $ 11.06
                                                          -------     -------     -------     -------     -------
Income from investment operations
Net investment income..................................       .53         .55         .54(a)      .53(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................      (.71)        .41         .38        (.01)        .13
                                                          -------     -------     -------     -------     -------
   Total from investment operations....................      (.18)        .96         .92         .52         .73
                                                          -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...................      (.53)       (.55)       (.54)       (.53)       (.60)
Distributions in excess of net investment income.......        --          --(c)       --          --          --
Distributions from net realized gains..................      (.06)         --        (.16)       (.12)         --
                                                          -------     -------     -------     -------     -------
   Total distributions.................................      (.59)       (.55)       (.70)       (.65)       (.60)
                                                          -------     -------     -------     -------     -------
Net asset value, end of year...........................   $ 10.92     $ 11.69     $ 11.28     $ 11.06     $ 11.19
                                                          -------     -------     -------     -------     -------
                                                          -------     -------     -------     -------     -------
TOTAL RETURN(b):.......................................     (1.72)%      8.72%       8.58%       4.70%       6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $29,400     $30,149     $29,350     $28,089     $26,519
Average net assets (000)...............................   $30,621     $29,617     $29,055     $27,628     $15,244
Ratios to average net assets:
   Expenses, including distribution fees...............      1.03%        .84%        .93%(a)    1.03%(a)     .98%(a)
   Expenses, excluding distribution fees...............       .83%        .74%        .83%(a)     .93%(a)     .88%(a)
   Net investment income...............................      4.57%       4.79%       4.87%(a)    4.78%(a)    5.25%(a)
For Class A, B and C shares:
   Portfolio turnover rate.............................        15%         27%         35%         23%         28%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                          -------------------------------------------------------
                                                                           Year Ended August 31,
                                                          -------------------------------------------------------
                                                           1999        1998        1997        1996        1995
                                                          -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $ 11.69     $ 11.29     $ 11.06     $ 11.19     $ 11.06
                                                          -------     -------     -------     -------     -------
Income from investment operations
Net investment income..................................       .49         .51         .50(a)      .49(a)      .55(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................      (.70)        .40         .39        (.01)        .13
                                                          -------     -------     -------     -------     -------
   Total from investment operations....................      (.21)        .91         .89         .48         .68
                                                          -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...................      (.49)       (.51)       (.50)       (.49)       (.55)
Distributions in excess of net investment income.......        --          --(c)       --          --          --
Distributions from net realized gains..................      (.06)         --        (.16)       (.12)         --
                                                          -------     -------     -------     -------     -------
   Total distributions.................................      (.55)       (.51)       (.66)       (.61)       (.55)
                                                          -------     -------     -------     -------     -------
Net asset value, end of year...........................   $ 10.93     $ 11.69     $ 11.29     $ 11.06     $ 11.19
                                                          -------     -------     -------     -------     -------
                                                          -------     -------     -------     -------     -------
TOTAL RETURN(b):.......................................     (1.93)%      8.19%       8.25%       4.28%       6.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $16,560     $21,726     $524,952    $31,029     $40,119
Average net assets (000)...............................   $19,695     $23,460     $27,703     $35,605     $51,963
Ratios to average net assets:
   Expenses, including distribution fees...............      1.33%       1.24%       1.33%(a)    1.43%(a)    1.34%(a)
   Expenses, excluding distribution fees...............       .83%        .74%        .83%(a)     .93%(a)     .84%(a)
   Net investment income...............................      4.26%       4.39%       4.47%(a)    4.37%(a)    5.10%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                  NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                               Class C
                                                          --------------------------------------------------
                                                                        Year Ended August 31,
                                                          --------------------------------------------------
                                                           1999       1998       1997       1996       1995
                                                          ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $11.69     $11.29     $11.06     $11.19     $11.06
                                                          ------     ------     ------     ------     ------
Income from investment operations
Net investment income..................................      .46        .48        .47(a)     .46(a)     .52(a)
Net realized and unrealized gain (loss) on investment
   transactions........................................     (.70)       .40        .39       (.01)       .13
                                                          ------     ------     ------     ------     ------
   Total from investment operations....................     (.24)       .88        .86        .45        .65
                                                          ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income...................     (.46)      (.48)      (.47)      (.46)      (.52)
Distributions in excess of net investment income.......       --         --(c)      --         --         --
Distributions from net realized gains..................     (.06)        --       (.16)      (.12)        --
                                                          ------     ------     ------     ------     ------
   Total distributions.................................     (.52)      (.48)      (.63)      (.58)      (.52)
                                                          ------     ------     ------     ------     ------
Net asset value, end of year...........................   $10.93     $11.69     $11.29     $11.06     $11.19
                                                          ------     ------     ------     ------     ------
                                                          ------     ------     ------     ------     ------
TOTAL RETURN(b):.......................................    (2.18)%     7.92%      7.98%      4.03%      6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..........................   $   29     $   30     $   62     $   72     $   53
Average net assets (000)...............................   $   30     $   31     $   68     $   69     $   32
Ratios to average net assets:
   Expenses, including distribution fees...............     1.58%      1.49%      1.58%(a)   1.68%(a)   1.63%(a)
   Expenses, excluding distribution fees...............      .83%       .74%       .83%(a)    .93%(a)    .88%(a)
   Net investment income...............................     4.02%      4.14%      4.22%(a)   4.14%(a)   4.59%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, North Carolina Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       13

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $0.53 per Class A share, $0.49 per Class B share, and $0.46 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares a short-term capital gain distribution of $0.008 which is taxable as ordinary income and a long-term capital gain distribution of $0.05 which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       14

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
------------------------------------------------------------
Prudential Municipal Series Fund--North Carolina Series vs.
the Lehman Brothers Municipal Bond Index

Class A                         Average Annual Total Returns
(GRAPH)                         With Sales Load
                                Since Inception     5.97%     (5.95%)
                                Five Years          4.72%     (4.68%)
                                One Year           -4.67%

                                Without Sales Load
                                Since Inception     6.31%     (6.29%)
                                Five Years          5.36%     (5.32%)
                                One Year           -1.72%

Class B                         Average Annual Total Returns
(GRAPH)                         With Sales Load
                                Since Inception     6.78%     (6.62%)
                                Ten Years           5.91%     (5.89%)
                                Five Years          4.81%     (4.77%)
                                One Year           -6.93%

                                Without Sales Load
                                Since Inception     6.78%     (6.62%)
                                Ten Years           5.91%     (5.89%)
                                Five Years          4.98%     (4.94%)
                                One Year           -1.93%


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential
Municipal Series Fund--North Carolina Series (Class A, B, and C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A and C shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, and
1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1999; (c) all recurring fees
(including management fees) were deducted; and (d) all dividends and distributions were

Class C                           Average Annual Total Returns
(GRAPH)                           With Sales Load
                                  Since Inception     4.44%     (4.40%)
                                  Five Years     4.51%     (4.47%)
                                  One Year     -4.15%

                                  Without Sales Load
                                  Since Inception     4.64%     (4.61%)
                                  Five Years     4.72%     (4.68%)
                                  One Year     -2.18%

reinvested. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The
Index is not the only index that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ      Cusip
  A       PRNAX     74435M812
  B        --       74435M820
  C        --       74435M515

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF126E

(ICON)

Prudential
Municipal
Series Fund
-------------------
New Jersey Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President      October 5, 1999
(PHOTO)

Dear Shareholder,
Prudential Municipal Series Fund--New Jersey Series' Class A shares posted a negative return of 0.40% during our 12-month reporting period that ended August 31, 1999. Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S.
economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation.
This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group.
Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately
$135 billion in assets, making it one of the three largest fixed-income money managers in the country.
Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The
Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series Fund--
New Jersey Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Scott Diamond, are part of this new team .

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO)    (PHOTO)

Evan Lamp, team leader of the Municipal Bonds Sector team, and Portfolio Manager Scott Diamond


Investment Goals and Style
The Series' investment objective is to maximize current income that is exempt from New Jersey State and federal income taxes, consistent with the preservation of capital.
However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.

Inflation fears battered the municipal bond market
Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal securities market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S.
Treasury securities. Many investors purchased Treasuries for their relative safety after a global financial crisis spread beyond Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S. economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments.
To compensate for this risk, investors
demanded higher yields on municipal bonds and many other types of debt securities, causing their prices to tumble. Long-term municipal bonds sold off the most since their prices fall more rapidly than prices of shorter-term bonds for a given rise in yield. The Series posted negative annual returns that beat its benchmark Lipper Average amid this bearish trend.

Some of the Series' bonds improved in credit quality
The Series' performance was enhanced when bonds of Union
County Improvement Authority and Hudson County Solid Waste were prerefunded in the first half of our reporting period.
Similarly, bonds of Puerto Rico Telephone Authority were prerefunded in the second half. This means the bonds of Union County Improvement will be retired ahead of schedule in August 2007, while bonds of Hudson County Solid Waste and Puerto Rico Telephone will be retired ahead of schedule in January 2003. Until then, the bonds will be backed by direct obligations of the U.S. government and, therefore, are considered to have little credit risk. Because their maturity was shortened and their credit quality improved, the bonds rallied sharply. We were particularly pleased because two of these bonds were among the Series' largest positions at the time the debt securities were prerefunded.

Healthcare bonds still weak
Healthcare bonds are still performing poorly due to growing competitive pressures and credit-quality downgrades of certain hospital bonds by Moody's Investor Services.
Therefore we have reduced our exposure to the healthcare sector from 11.03% of its total investments as of August
31, 1998 to 9.41% by the end of our fiscal year.

The Fed reversed the course of U.S. monetary policy

The downturn in the prices of municipal debt securities persisted for nearly 11 months of our fiscal year. In the spring of 1999, the sell-off accelerated because the Federal Reserve was expected to boost short-term interest rates to slow economic growth to a more sustainable pace and avoid rising inflation.

The Fed increased the Federal funds rate (the rate U.S.
banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August 24, 1999, that left the Federal funds rate at 5.25%. This time the U.S. central bank also raised the discount rate (the rate it charges its member banks that borrow at the discount window) to 4.75% from 4.50%. When the Federal Reserve boosted short-term interest rates, it was reversing its earlier stance on monetary policy adopted in the autumn of 1998. At that time, it had embarked on a series of cuts in the Federal funds rate to bolster economic activity in the United States and calm the financial markets during the worst of the global financial crisis.

Performance at a Glance

Cumulative Total Returns1                           As of 8/31/99
                                  One         Five              Ten                Since
                                  Year        Years            Years             Inception2
Class A                          -0.40%   31.20%  (30.71)        N/A          88.35%   (84.64)
Class B                          -0.71    28.74   (28.25)   86.49% (82.12)   114.20   (107.58)
Class C                          -0.95    27.16   (26.68)        N/A          27.34    (26.86)
Class Z                           0.45         N/A               N/A          13.89
Lipper NJ Muni Debt Fund Avg.3   -1.13        30.32             93.22               ***

Average Annual Total Returns1                          As of 9/30/99
           One        Five           Ten             Since
           Year       Years         Years          Inception2
Class A   -4.86%   5.24% (5.16)       N/A          6.40% (6.18)
Class B   -7.20    5.32  (5.24)   6.45% (6.19)     6.79  (6.49)
Class C   -4.40    5.02  (4.94)       N/A          4.55  (4.46)
Class Z   -1.15         N/A           N/A          4.65

Distributions and Yields                              As of 8/31/99
                Total                      Taxable Equivalent Yield4
            Distributions      30-Day           at Tax Rates of
           Paid for 12 Mos.   SEC Yield      36%              39.6%
Class A         $0.61           4.19%       6.99%             7.41%
Class B         $0.58           4.07        6.79              7.20
Class C         $0.55           3.78        6.31              6.68
Class Z         $0.63           4.57        7.63              8.08

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class
A shares and a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class
B shares. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 3/4/88;
Class C, 8/1/94; and Class Z, 12/6/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the New Jersey Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

*** Lipper Since Inception returns are 89.63% for Class A;
119.32% for Class B; 30.88% for Class C; and 11.22% for
Class Z, based on all funds in each share class.

Review Cont'd.

Looking Ahead
Fed poised to act again, if necessary
If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline.
State and local governments would have fewer opportunities to refinance their higher-rate debt securities. Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds in order to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis. In early
October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable Treasuries. This is well above the historical average of approximately 87%.

Five Largest Issuers
Expressed as a percentage of net assets as of 8/31/99

New Jersey Transportation   6.7%
Trust Fund Authority

Jersey City   5.1

New Jersey Econ.   3.5
Dev. Auth. Wtr. Fac.

Edison Twsp.   2.9

Puerto Rico Electric   2.9
Power Authority*

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99
Revenue Bonds         54%
General Obligations   27
Prerefunded Bonds     15
Miscellaneous          4

Credit Breakdown
Expressed as a percentage of total investmentsas of 8/31/99
AAA       8%
AA       14
A         5
BBB       4
BB        6
B         1
Insured  62

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                   NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1%
------------------------------------------------------------------------------------------------------------------------------
Bayshore Regl. Sewage Auth. Rev., M.B.I.A.                 Aaa               5.50%    4/01/12       $  3,000         $  3,063,600
Bergen Cnty., Utils. Auth., Wtr. Poll. Ctrl. Rev.,
   Ser, B, F.G.I.C.                                        Aaa               5.75     12/15/05         1,000            1,065,480
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   Atlantic Cnty. Elec. Co., M.B.I.A.                      Aaa               6.80     3/01/21          2,615            3,033,322
East Orange Bd. of Ed. Cert.,
   Cap. Apprec., F.S.A.                                    Aaa              Zero      8/01/18          1,420              489,502
   Cap. Apprec., F.S.A.                                    Aaa              Zero      2/01/22          2,845              795,405
   Cap. Apprec., F.S.A.                                    Aaa             Zero       2/01/24          1,845              459,073
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                    Aaa               6.00     1/01/08          5,390            5,818,020
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.           Aaa               7.00     7/01/10          2,000            2,048,880
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.           NR                7.10     1/01/20          2,005 (f)        2,182,503
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.           A+(c)             6.10     7/01/20          1,500 (f)        1,631,400
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.           BBB-(c)           6.125    1/01/29          1,000              970,510
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.,
   A.M.T.                                                  BBB-(c)           6.125    1/01/29          1,250            1,213,137
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/04          1,020            1,113,147
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/05            940            1,035,748
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/10          1,600            1,804,480
Jackson Twnshp. Sch. Dist., F.G.I.C.                       Aaa               6.60     6/01/11          1,600            1,807,888
Jersey City Mun. Utils. Auth. Sewer Rev. Ref., F.S.A.      Aaa               5.25     12/01/14         1,725            1,710,562
Jersey City,
   Gen. Oblig., A.M.B.A.C.                                 Aaa               6.00     10/01/09         2,000 (g)        2,158,440
   Gen. Oblig., A.M.B.A.C.                                 Aaa               6.00     10/01/10         2,760            2,968,187
   Gen. Oblig., Ser. A, F.S.A.                             Aaa               9.25     5/15/04          4,310            5,153,855
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.        Aaa               7.625    1/01/12            400 (g)          485,576
Middle Twnshp. Sch. Dist., F.G.I.C.                        Aaa               7.00     7/15/05          1,200            1,347,300
Middlesex Cnty. Certif. Part. Cap. Apprec., M.B.I.A.       Aaa             Zero       6/15/25          1,250              284,913
Middlesex Cnty. Impvt. Auth., Utils. Sys. Rev.,
   A.M.B.A.C.                                              Aaa             Zero       9/01/19          5,000            1,612,200
Middlesex Cnty. Utils. Auth. Sewer Rev. Ref., Ser. A,
   F.G.I.C.                                                Aaa               5.375    9/15/15          1,500            1,504,335
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/13          1,140            1,155,550
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/14          1,135            1,144,205
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/16          1,150            1,148,654
Millburn Twnshp. Sch. Dist., Brd. of Ed.                   Aaa               5.35     7/15/17          1,150            1,136,499
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed.                              AA+(c)            6.55     7/01/12          4,065 (f)        4,388,493
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/04            765              832,618
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/05            820              900,204
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/06            875              967,610
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.                  AAA(c)            6.50     7/15/07            930            1,033,853
New Jersey Econ. Dev. Auth. Rev., Natural Gas Facs.,
   NUI Corp. Proj., M.B.I.A., A.M.T.                       Aaa               5.70     6/01/32          3,000            3,030,990

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.,
   Ed. Testing Service, Ser. A, M.B.I.A.                   Aaa               5.90%    5/15/15       $  2,000 (f)     $  2,165,120
   First Mtg. - Keswick Pines                              NR                5.75     1/01/24          2,250            2,105,505
   First Mtg. - Reformed Church Project A                  BBB(c)            5.375    12/01/18         1,000              891,420
   First Mtg. - The Evergreens                             NR                5.875    10/01/12         1,200            1,200,096
   First Mtg. - The Evergreens                             NR                6.00     10/01/17         1,425            1,423,347
   First Mtg. - The Evergreens                             NR                6.00     10/01/22         1,400            1,389,542
   First Mtg. - The Leisure Park Marriott                  NR                5.875    12/01/27         2,200            2,028,246
   Kapkowski Rd. Landfill                                  NR                6.375    4/01/31          2,000            2,003,520
   Nat'l. Assoc. of Accountants                            NR                7.50     7/01/01            465              476,481
   Nat'l. Assoc. of Accountants                            NR                7.65     7/01/09            950              990,194
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev., New
   Jersey American Wtr. Co., F.G.I.C., A.M.T.              Aaa               5.375    5/01/32          2,000            1,926,900
New Jersey Econ. Dev. Auth. Wtr. Facs., F.G.I.C.,
   A.M.T.                                                  NR                7.712(d) 11/01/29         5,000            5,239,050
New Jersey Econ. Dev. Auth., Econ. Dev. Rev., Cap.
   Apprec.                                                 NR              Zero       4/01/08          1,020              593,966
New Jersey Econ. Dist., Heating & Cool., Trigen
   Trenton Proj.                                           BBB-(c)           6.20     12/01/10           600              608,604
New Jersey Ed. Facs. Auth. Rev.,
   Fairleigh Dickinson Univ., Ser. G                       NR                5.70     7/01/28          2,750            2,574,825
   Felician College of Lodi, Ser. D                        NR                7.375    11/01/22         1,275            1,346,987
   Princeton Theological, Ser. B                           Aaa               5.90     7/01/26          4,500            4,678,965
   Seton Hall Univ. Proj., Ser. D                          Baa1              7.00     7/01/21          1,260            1,322,672
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   Jersey Shore Med. Ctr., A.M.B.A.C                       AAA(c)            6.00     7/01/09            835 (f)          903,027
   Jersey Shore Med. Ctr., A.M.B.A.C.                      Aaa               6.00     7/01/09            630              674,213
   Jersey Shore Med. Ctr., A.M.B.A.C.                      AAA(c)            6.25     7/01/21            850 (f)          928,396
   Jersey Shore Med. Ctr., A.M.B.A.C.                      Aaa               6.25     7/01/21            650              674,031
   Atlantic City Med. Ctr., Ser. C                         A3                6.80     7/01/11          2,500            2,661,450
   Kensington Cmnty. Med. Ctr., M.B.I.A.                   Aaa               7.00     7/01/20          3,450            3,593,175
   St. Joseph's Hosp. & Med. Ctr., Ser. A                  AAA(c)            5.70     7/01/11          4,375            4,499,906
New Jersey St. Hsg. & Mtge. Fin. Agcy.,
   Ser. D, M.B.I.A., A.M.T.                                Aaa               7.70     10/01/29         1,985 (g)        2,026,010
   Home Buyer, M.B.I.A.                                    Aaa               5.70     10/01/17         1,465 (e)        1,468,135
   Rental Housing, Ser. B, A.M.T.                          AA-(c)            6.75     11/01/11         2,190            2,287,587
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.      A1                5.20     1/01/08          2,000            2,048,760
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.      A1                6.20     1/01/10          3,035            3,300,320
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.          Aaa               6.50     1/01/09          1,000            1,111,490
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.
   M.B.I.A.                                                Aaa               5.75     6/15/14          3,500            3,596,880
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. A                                                  Aa2               5.75     6/15/20          4,250 (e)        4,354,677
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. B, M.B.I.A.                                        Aaa               6.50     6/15/11          5,000 (g)        5,595,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                                A3                6.80%    6/15/06       $    350         $    392,914
   Brd. of Ed., Gen. Oblig.                                A3                6.80     6/15/07            350              396,130
   Gen. Oblig.                                             A1                6.40     5/15/10            545              581,008
Northfield Brd. of Ed., F.S.A.                             Aaa               5.375    7/15/14          1,390            1,397,214
Northfield Brd. of Ed., F.S.A.                             Aaa               5.375    7/15/15          1,470            1,474,528
Ocean Cnty. Utils. Auth., Wastewater Rev.                  Aa2               6.00     1/01/07          5,000            5,386,050
Paterson Gen. Oblig., F.S.A.                               Aaa               6.50     2/15/05          2,000 (f)(g)     2,124,040
Pohatcong Twnshp. Sch. Dist., F.S.A.                       AAA(c)            5.20     7/15/22          1,960            1,889,793
Port Auth. New York & New Jersey,
   Ser. 94                                                 A1                5.80     12/01/13         2,500            2,551,575
   Ser. 96, F.G.I.C., A.M.T.                               Aaa               6.60     10/01/23         2,750            2,947,422
Puerto Rico Commonwealth.,
   Gen. Oblig.                                             Baa1            Zero       7/01/16          2,500              977,025
   Gen. Oblig.                                             Baa1            Zero       7/01/17          3,000            1,103,040
Puerto Rico Elec. Pwr. Auth. Rev.,
   Ser. 94S, M.B.I.A.                                      Aaa               6.125    7/01/08          2,300            2,522,341
   Ser. 95X, M.B.I.A.                                      Aaa               6.00     7/01/12          3,295            3,441,034
   Ser. R                                                  Baa1              6.25     7/01/17          2,000 (f)        2,138,300
Puerto Rico Public Bldgs. Auth. Rev., Ser. B               Baa1              5.25     7/01/21          2,250            2,113,560
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.,
   R.I.B.S.                                                Aaa               6.971    1/25/07          7,875 (f)(g)     8,357,344
Rutgers St. Univ. Rev., Ser. A                             A1                6.40     5/01/13          2,000 (g)        2,200,060
Salem Cnty. Indus. Poll. Ref., PSE & G Co., M.B.I.A.       Aaa               6.20     8/01/30          5,000            5,216,350
South Jersey Trans. Auth., Sys. Rev. A.M.B.A.C.            Aaa               5.00     11/01/29         2,000            1,828,760
South River Sch. Dist., F.G.I.C.                           Aaa               5.00     12/01/13         1,300            1,267,565
South River Sch. Dist., F.G.I.C.                           Aaa               5.00     12/01/14         1,300            1,258,127
South River Sch. Dist., F.G.I.C.                           Aaa               5.00     12/01/15         1,230            1,182,264
Sparta Twnshp. Brd. of Ed., M.B.I.A.                       Aaa               5.75     9/01/14          1,000 (f)(g)     1,065,090
Union City Sch. Impvt., F.S.A.                             Aaa               6.375    11/01/08         1,545            1,717,576
Union Cnty. Impvt. Auth. Rev.,
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/14          1,175 (f)        1,298,222
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/15          1,250 (f)        1,381,088
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/16          1,330 (f)        1,469,477
   Plainfield Brd. of Ed., F.G.I.C.                        Aaa               6.25     8/01/17          1,415 (f)        1,563,391
Washington Twnshp. Mun. Utils.,
   Cap. Apprec., Ser. A, F.G.I.C.                          Aaa             Zero       12/15/25         1,055              237,090
   Cap. Apprec., Ser. A, F.G.I.C.                          Aaa             Zero       12/15/22         1,055              281,126
West Windsor Plainsboro Regional Sch. Dist., F.G.I.C.      Aaa               5.50     12/01/13         2,600            2,641,106
West Windsor Plainsboro Regional Sch. Dist., F.G.I.C.      Aaa               5.50     12/01/14         2,700            2,735,478
                                                                                                                     ------------
Total long-term investments (cost $195,811,726)                                                                       201,320,874

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                           Moody's                                  Principal
                                                            Rating        Interest    Maturity       Amount             Value
Description (a)                                          (Unaudited)        Rate        Date          (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.9%
Port Auth. New York & New Jersey, Ser. 3, F.R.D.D.         VMIG1             2.90%    9/01/99       $  4,800         $  4,800,000
Port Auth. New York & New Jersey, Ser. 6, F.R.D.D.         VMIG1             2.75     9/01/99          3,100            3,100,000
                                                                                                                     ------------
Total short-term investments (cost $7,900,000)                                                                          7,900,000
                                                                                                                     ------------
Total Investments--102.0%
(cost $203,711,726; Note 4)                                                                                           209,220,874
Other assets in excess of liabilities--(2.0)%                                                                          (4,043,403)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $205,177,471
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     A.M.T.--Alternative Minimum Tax.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Represents a when-issued security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) All or partial principal amount segregated as collateral for when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $203,711,726).................................................................      $  209,220,874
Cash......................................................................................................              39,361
Interest receivable.......................................................................................           2,533,937
Receivable for Series shares sold.........................................................................             132,009
Prepaid expenses and other assets.........................................................................               5,958
                                                                                                                ---------------
   Total assets...........................................................................................         211,932,139
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           5,931,645
Payable for Series shares reacquired......................................................................             463,843
Dividends payable.........................................................................................             152,689
Management fee payable....................................................................................              87,859
Distribution fee payable..................................................................................              61,650
Accrued expenses and other liabilities....................................................................              56,982
                                                                                                                ---------------
   Total liabilities......................................................................................           6,754,668
                                                                                                                ---------------
Net Assets................................................................................................      $  205,177,471
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      192,261
   Paid-in capital in excess of par.......................................................................         198,584,170
                                                                                                                ---------------
                                                                                                                   198,776,431
   Undistributed net realized gain on investments.........................................................             891,892
   Net unrealized appreciation on investments.............................................................           5,509,148
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  205,177,471
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($123,692,203 / 11,591,692 shares of beneficial interest issued and outstanding)....................              $10.67
   Maximum sales charge (3% of offering price)............................................................                 .33
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.00
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($79,598,277 / 7,457,676 shares of beneficial interest issued and outstanding)......................              $10.67
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,824,925 / 170,977 shares of beneficial interest issued and outstanding).........................              $10.67
   Maximum sales charge (1% of offering price)............................................................                 .11
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.78
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($62,066 / 5,776 shares of beneficial interest issued and outstanding)..............................              $10.75
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $12,309,676
                                                 ---------------
Expenses
   Management fee.............................       1,118,938
   Distribution fee--Class A..................         252,907
   Distribution fee--Class B..................         482,709
   Distribution fee--Class C..................          12,168
   Custodian's fees and expenses..............         110,000
   Transfer agent's fees and expenses.........          84,000
   Reports to shareholders....................          48,000
   Registration fees..........................          45,500
   Legal fees and expenses....................          12,000
   Audit fees and expenses....................          10,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................           7,706
                                                 ---------------
      Total expenses..........................       2,188,428
   Less: Custodian fee credit.................          (1,673)
                                                 ---------------
      Net expenses............................       2,186,755
                                                 ---------------
Net investment income.........................      10,122,921
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,303,405
   Financial futures transactions.............         (69,069)
                                                 ---------------
                                                     1,234,336
                                                 ---------------
Net change in unrealized depreciation on:
   Investments................................     (12,090,901)
                                                 ---------------
Net loss on investments.......................     (10,856,565)
                                                 ---------------
Net Decrease in Net Assets
Resulting from Operations.....................     $  (733,644)
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $  10,122,921     $ 10,985,805
   Net realized gain on
      investment transactions.....       1,234,336        1,858,130
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     (12,090,901)       5,772,504
                                    ---------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................        (733,644)      18,616,439
                                    ---------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................      (5,851,852)      (5,204,226)
      Class B.....................      (4,200,420)      (5,725,488)
      Class C.....................         (66,932)         (53,562)
      Class Z.....................          (3,717)          (2,529)
                                    ---------------    ------------
                                       (10,122,921)     (10,985,805)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................          (7,898)         --
      Class B.....................          (6,230)         --
      Class C.....................             (97)         --
      Class Z.....................              (6)         --
                                    ---------------    ------------
                                           (14,231)         --
                                    ---------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (958,970)        (171,535)
      Class B.....................        (756,555)        (213,181)
      Class C.....................         (11,815)          (1,955)
      Class Z.....................            (714)             (25)
                                    ---------------    ------------
                                        (1,728,054)        (386,696)
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      20,755,452       14,827,667
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       7,062,891        6,612,932
   Cost of shares reacquired......     (42,677,795)     (38,421,537)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...     (14,859,452)     (16,980,938)
                                    ---------------    ------------
Total decrease....................     (27,458,302)      (9,737,000)
Net Assets
Beginning of year.................     232,635,773      242,372,773
                                    ---------------    ------------
End of year.......................   $ 205,177,471     $232,635,773
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements          NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the 'Series') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $14,231 and decrease accumulated net realized gain on investments by $14,231 due primarily to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
--------------------------------------------------------------------------------

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements         NEW JERSEY SERIES
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $29,100 and $4,400 in front-end sales charges resulting from sales of Class A and C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that during the year ended August 31, 1999, it received approximately $106,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $74,000 for the services of PMFS. As of August 31, 1999, approximately $5,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999, were $33,013,348 and $48,317,721, respectively.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            NEW JERSEY SERIES
--------------------------------------------------------------------------------
The cost basis of investments for federal income tax purposes at August 31, 1999 was $203,723,876 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $5,496,998 (gross unrealized appreciation--$7,524,137; gross unrealized depreciation--$2,027,139).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................     985,448    $ 10,991,945
Shares issued in reinvestment
  of dividends and distributions....     362,139       4,029,788
Shares reacquired...................  (1,612,166)    (17,882,857)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (264,579)     (2,861,124)
Shares issued upon conversion from
  Class B...........................   1,766,984      19,823,070
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,502,405    $ 16,961,946
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     461,992    $  5,164,484
Shares issued in reinvestment
  of dividends and distributions....     281,454       3,136,650
Shares reacquired...................  (1,625,503)    (18,109,155)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (882,057)     (9,808,021)
Shares issued upon conversion from
  Class B...........................   2,242,757      24,962,597
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,360,700    $ 15,154,576
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1999:
Shares sold.........................     801,429    $  8,959,095
Shares issued in reinvestment
  of dividends and distributions....     265,518       2,960,115
Shares reacquired...................  (2,195,958)    (24,462,541)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,129,011)    (12,543,331)
Shares reacquired upon conversion
  into Class A......................  (1,766,556)    (19,823,070)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,895,567)   $(32,366,401)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................     811,990    $  9,060,335
Shares issued in reinvestment
  of dividends and distributions....     307,528       3,426,625
Shares reacquired...................  (1,741,575)    (19,409,695)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (622,057)     (6,922,735)
Shares reacquired upon conversion
  into Class A......................  (2,242,154)    (24,962,597)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,864,211)   $(31,885,332)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             NEW JERSEY SERIES
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1999:
Shares sold.........................      67,242    $    749,066
Shares issued in reinvestment
  of dividends and distributions....       6,176          68,659
Shares reacquired...................     (22,179)       (245,690)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      51,239    $    572,035
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      41,815    $    465,922
Shares issued in reinvestment
  of dividends and distributions....       4,236          47,210
Shares reacquired...................     (75,506)       (838,404)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (29,455)   $   (325,272)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended August 31, 1999:
Shares sold.........................       5,027    $     55,346
Shares issued in reinvestment
  of dividends......................         386           4,329
Shares reacquired...................      (7,771)        (86,707)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (2,358)   $    (27,032)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1998:
Shares sold.........................      12,217    $    136,926
Shares issued in reinvestment
  of dividends......................         219           2,447
Shares reacquired...................      (5,695)        (64,283)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       6,741    $     75,090
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                 Class A
                                                        ---------------------------------------------------------
                                                                          Year Ended August 31,
                                                        ---------------------------------------------------------
                                                          1999         1998        1997        1996        1995
                                                        --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  11.31     $  10.97     $ 10.87     $ 10.98     $ 10.81
                                                        --------     --------     -------     -------     -------
Income from investment operations
Net investment income...............................         .52          .53         .55(a)      .57(a)      .61(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.55)         .36         .29        (.07)        .17
                                                        --------     --------     -------     -------     -------
   Total from investment operations.................        (.03)         .89         .84         .50         .78
                                                        --------     --------     -------     -------     -------
Less distributions
Dividends from net investment income................        (.52)        (.53)       (.55)       (.57)       (.61)
Distributions in excess of net investment income....          --(c)        --          --(c)       --          --
Distributions from net realized gains on investment
   transactions.....................................        (.09)        (.02)       (.19)       (.04)         --
                                                        --------     --------     -------     -------     -------
   Total distributions..............................        (.61)        (.55)       (.74)       (.61)       (.61)
                                                        --------     --------     -------     -------     -------
Net asset value, end of year........................    $  10.67     $  11.31     $ 10.97     $ 10.87     $ 10.98
                                                        --------     --------     -------     -------     -------
                                                        --------     --------     -------     -------     -------
TOTAL RETURN(b):....................................        (.40)%       8.40%       7.97%       4.63%       7.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $123,692     $114,090     $95,729     $74,492     $49,666
Average net assets (000)............................    $125,547     $107,206     $89,280     $61,837     $30,290
Ratios to average net assets:
   Expenses, including distribution fees............         .84%         .71%        .70%(a)     .67%(a)     .55%(a)
   Expenses, excluding distribution fees............         .64%         .61%        .60%(a)     .57%(a)     .45%(a)
   Net investment income............................        4.66%        4.85%       5.03%(a)    5.19%(a)    5.65%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................          15%          18%         25%         62%         37%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                        ------------------------------------------------------------
                                                                           Year Ended August 31,
                                                        ------------------------------------------------------------
                                                          1999         1998         1997         1996         1995
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  11.31     $  10.97     $  10.87     $  10.98     $  10.81
                                                        --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................         .49          .50          .50(a)       .53(a)       .57(a)
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.55)         .36          .29         (.07)         .17
                                                        --------     --------     --------     --------     --------
   Total from investment operations.................        (.06)         .86          .79          .46          .74
                                                        --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................        (.49)        (.50)        (.50)        (.53)        (.57)
Distributions in excess of net investment income....          --(c)        --           --(c)        --           --
Distributions from net realized gains on investment
   transactions.....................................        (.09)        (.02)        (.19)        (.04)          --
                                                        --------     --------     --------     --------     --------
   Total distributions..............................        (.58)        (.52)        (.69)        (.57)        (.57)
                                                        --------     --------     --------     --------     --------
Net asset value, end of year........................    $  10.67     $  11.31     $  10.97     $  10.87     $  10.98
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
TOTAL RETURN(b):....................................        (.71)%       7.97%        7.54%        4.22%        7.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $ 79,598     $117,099     $144,992     $188,315     $246,202
Average net assets (000)............................    $ 96,542     $128,382     $162,330     $222,235     $274,995
Ratios to average net assets:
   Expenses, including distribution fees............        1.14%        1.11%        1.10%(a)     1.07%(a)      .95%(a)
   Expenses, excluding distribution fees............         .64%         .61%         .60%(a)      .57%(a)      .45%(a)
   Net investment income............................        4.35%        4.46%        4.63%(a)     4.80%(a)     5.30%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                            Class C                                Class Z
                                                       --------------------------------------------------     -----------------
                                                                                                                 Year Ended
                                                                     Year Ended August 31,                       August 31,
                                                       --------------------------------------------------     -----------------
                                                        1999       1998       1997       1996       1995       1999       1998
                                                       ------     ------     ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $11.31     $10.97     $10.87     $10.98     $10.81     $11.32     $10.98
                                                       ------     ------     ------     ------     ------     ------     ------
Income from investment operations
Net investment income...............................      .46        .47        .48(b)     .50(b)     .54(b)     .54        .55
Net realized and unrealized gain (loss) on
   investment transactions..........................     (.55)       .36        .29       (.07)       .17       (.48)       .36
                                                       ------     ------     ------     ------     ------     ------     ------
   Total from investment operations.................     (.09)       .83        .77        .43        .71        .06        .91
                                                       ------     ------     ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income................     (.46)      (.47)      (.48)      (.50)      (.54)      (.54)      (.55)
Distributions in excess of net investment income....       --(e)      --         --(e)      --         --         --         --
Distributions from net realized gains on investment
   transactions.....................................     (.09)      (.02)      (.19)      (.04)        --       (.09)      (.02)
                                                       ------     ------     ------     ------     ------     ------     ------
   Total distributions..............................     (.55)      (.49)      (.67)      (.54)      (.54)      (.63)      (.57)
                                                       ------     ------     ------     ------     ------     ------     ------
Net asset value, end of year........................   $10.67     $11.31     $10.97     $10.87     $10.98     $10.75     $11.32
                                                       ------     ------     ------     ------     ------     ------     ------
TOTAL RETURN(c):....................................     (.95)%     7.70%      7.27%      3.96%      6.86%       .45%      8.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $1,825     $1,354     $1,637     $1,961     $1,502     $   62     $   92
Average net assets (000)............................   $1,622     $1,274     $1,894     $1,735     $  790     $   77     $   30
Ratios to average net assets:
   Expenses, including distribution fees............     1.39%      1.36%      1.35%(b)   1.32%(b)   1.20%(b)    .64%       .61%
   Expenses, excluding distribution fees............      .64%       .61%       .60%(b)    .57%(b)    .45%(b)    .64%       .61%
   Net investment income............................     4.13%      4.21%      4.38%(b)   4.54%(b)   4.99%(b)   4.86%      4.96%
                                                      December 6,
                                                        1996(d)
                                                        Through
                                                       August 31,
                                                          1997
                                                      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $11.10
                                                          -----
Income from investment operations
Net investment income...............................        .41(b)
Net realized and unrealized gain (loss) on
   investment transactions..........................        .07
                                                          -----
   Total from investment operations.................        .48
                                                          -----
Less distributions
Dividends from net investment income................       (.41)
Distributions in excess of net investment income....         --(e)
Distributions from net realized gains on investment
   transactions.....................................       (.19)
                                                          -----
   Total distributions..............................       (.60)
                                                          -----
Net asset value, end of year........................     $10.98
                                                          -----
TOTAL RETURN(c):....................................       4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   15
Average net assets (000)............................     $   10
Ratios to average net assets:
   Expenses, including distribution fees............        .60%(a)(b)
   Expenses, excluding distribution fees............        .60%(a)(b)
   Net investment income............................       5.13%(a)(b)

---------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class Z shares.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants            NEW JERSEY SERIES
-------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       16

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)    NEW JERSEY SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 1999, dividends paid from net investment income of $.52 per Class A share, $.49 per Class B share, $.46 per Class C share and $.54 per Class Z shares were all federally tax-exempt interest dividends. The Series also paid to Class A, B, C and Z shares a special taxable dividend of $.0007 which is taxable as ordinary income. In addition, the Series paid distributions for Class A, B, C and Z shares totaling $.085 per share comprised of short-term captial gains, of which $.005 was taxable as ordinary income and long-term capital gains, of which $.08 was taxable as 20% rate gains. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 2000, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1999. The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended August 31, 1999.
--------------------------------------------------------------------------------
                                       17

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
-------------------------------------------------------
Prudential Municipal Series Fund--New Jersey Series vs.
the Lehman Brothers Municipal Bond Index

Class A                 Average Annual Total Returns
(GRAPH)                 With Sales Load
                        Since Inception   6.48%   (6.26%)
                        Five Years        4.94%   (4.86%)
                        One Year         -3.39

                        Without Sales Load
                        Since Inception   6.81%   (6.59%)
                        Five Years        5.58%   (5.50%)
                        One Year          -.40%


Class B                 Average Annual Total Returns
(GRAPH)                 With Sales Load
                        Since Inception   6.85%   (6.56%)
                        Ten Years         6.43%   (6.18%)
                        Five Years        5.02%   (4.94%)
                        One Year         -5.71%

                        Without Sales Load
                        Since Inception   6.85%   (6.56%)
                        Ten Years         6.43%   (6.18%)
                        Five Years        5.18%   (5.10%)
                        One Year         -0.71%


Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Municipal Series Fund--New Jersey Series (Class A, B, C, and Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B,
1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions

Class C               Average Annual Total Returns
(GRAPH)               With Sales Load
                      Since Inception   4.66%   (4.59%)
                      Five Years        4.71%   (4.63%)
                      One Year         -2.94%

                      Without Sales Load
                      Since Inception   4.87%   (4.79%)
                      Five Years        4.92%   (4.84%)
                      One Year         -0.95%


Class Z               Average Annual Total Returns
(GRAPH)               Since Inception   4.88%
                      One Year   0.45%

were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The
Index is not the only index that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

   Class   NASDAQ   Cusip
     A     PRNJX   74435M788
     B       --    74435M796
     C       --    74435M531
     Z       --    74435M432


Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF138E

(ICON)

Prudential
Municipal
Series Fund
--------------------
New Jersey
Money Market Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                             October 5, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Municipal Series Fund--New Jersey Money Market Series provided a competitive yield and a stable $1.00 net asset value during the 12-month reporting period that ended on August 31, 1999. On that date, its seven-day current yield was 2.41%, in line with the 2.40% for the average municipal money market fund tracked by IBC Financial Data.

The following report takes a closer look at the developments in the money markets during our fiscal year, and explains how the Series was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of your Prudential Municipal Series Fund--New Jersey Money Market Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Richard Lynes, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)     (PHOTO)

Joseph Tully, Team Leader of the Money Markets Sector team, and Portfolio Manager Richard S. Lynes

Investment Goals and Style
Prudential Municipal Series Fund--New Jersey Money Market Series seeks to provide the highest level of current income that is exempt from federal and New Jersey State income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal bonds with maturities of 13 months or less from the state of New Jersey, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Barbell strategy helped as interest rates swung widely
During our fiscal year that ended on August 31, 1999, tax-exempt money market yields generally trended lower in the first six months, then turned higher for the remainder of the period. This change in the direction of yields largely mirrored a shift in U.S. monetary policy. The Federal Reserve had cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) three times in the autumn of 1998, but reversed course by increasing the rate twice in the summer of 1999.

In this volatile interest-rate environment, we adopted a barbell strategy--that is, we primarily bought shorter- and longer-term municipal money market securities. This approach provided the Series with much-needed flexibility. We were able to lock in yields on longer-term, tax-exempt money market securities before interest rates declined even further during the first half of our fiscal year. But we also had quick access to cash to purchase higher-yielding securities that became available as interest rates rose in the second half.

We locked in yields before they slid lower
A global financial crisis that spread beyond Asia was the catalyst that prompted the Fed to lower the Federal funds rate by a quarter of a percentage point three times, leaving it at 4.75% in November 1998. In reducing this rate, the Fed

Tracking Municipal Money Market Fund Yields
(GRAPH)
intended to stabilize fixed-income markets by cutting borrowing costs. Furthermore, the lower borrowing costs would help bolster U.S. economic growth. The U.S. economy seemed to need a boost because Asian nations, weakened by the global financial crisis, were expected to purchase far fewer exports from the United States.

In early October 1998, we realized that municipal money market yields would continue to edge lower along with the Federal funds rate. Therefore, we quickly locked in yields on longer-term New Jersey money market securities. These purchases significantly lengthened the Series' weighted average maturity (WAM), which is a measurement tool that determines a fund's sensitivity to changes in interest rates. WAM takes into account the maturity level of each security held by a fund. Extending the Series' WAM in October and early November 1998 helped the Series' yield to remain higher for a longer period of time as money market yields fell.

Besides the short-term rate cuts, tax-exempt money market yields slid in the first half of our fiscal year, as demand for newly issued securities outstripped the supply. The supply was also constrained because short-term borrowing needs of some state and local governments normally decline amid favorable economic conditions. Fortunately, there was a sufficient supply of New Jersey securities available that allowed us to extend the Series' WAM when necessary.

Weathering the "January effect"
We lengthened the Series' WAM again in late December 1998. At that time, portfolio managers sold municipal money market securities to provide shareholders with cash for holiday expenditures and other expenses. This briefly pushed yields higher, so we bought longer-term New Jersey money market securities. Our purchases helped the Series weather the seasonal drop in yields--known as the "January effect"--that typically occurs in the first weeks of the calendar year. Yields fell as investors temporarily reinvested money received from coupon payments and maturing bonds in the tax-exempt money market.

Spring brought attractive buying opportunities
As 1999 continued, more investors worried that the surprisingly powerful U.S. economy would overheat and spark higher inflation, which erodes the value of bonds. To compensate for this risk, investors demanded higher yields on debt securities, including those in the tax-exempt money market.

Fund Facts                                        As of 8/31/99
                             7-Day        Net Asset      Taxable Equivalent Yield*    Weighted Avg.   Net Assets
                          Current Yld.   Value (NAV)     @31%     @36%     @39.6%      Mat. (WAM)     (Millions)
NJ Money
Market Series                2.41%          $1.00        3.73%    4.02%   4.26%         66 Days          $207
IBC Financial Data
Tax-Free State Specific
(SB & GP-NJ) Avg.**          2.40%          $1.00        3.71%    4.01%   4.24%         53 Days           N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports the 7-Day Current Yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker (SB) & General Purpose (GP)-New Jersey) category as of August 30, 1999.

Review Cont'd.
-------------------------------------------------------------------------------
We began to buy insured bonds of New Jersey municipalities maturing in 12 months or less to take advantage of this trend. These bonds were a good alternative to the more conventional tax-exempt money market securities. They provided solid yields to compensate for the fact that short-term, insured tax-exempt bonds are usually issued in moderate-sized blocks. Most money managers prefer to buy larger blocks of bonds because they could be easier to sell. However, owning moderate-sized blocks of insured, short-term municipal bonds suited us because we do not plan to sell them.

The rise in municipal money market yields accelerated in June as it became clear the Fed would boost short-term rates to slow U.S. economic growth and avoid higher inflation. On June 30, 1999, the Federal funds rate was increased by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999, which left the rate at 5.25%. This time the Fed also hiked the discount rate (the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

In late August 1999, municipal money market yields peaked for our fiscal year. New Jersey money market securities usually yield less than comparable securities from certain other states, primarily due to strong demand from New Jersey investors in higher federal income tax brackets. However, in late August we were able to buy New Jersey money market securities with yields that equaled the yields available in other states where there is less demand for tax-exempt securities.

Weighted Average Maturity Compared to the Average Municipal Money Fund
(GRAPH)

Looking Ahead
Fed poised to act again, if necessary
After their most recent meeting in early October 1999, Fed policy makers released a statement indicating they may consider hiking short-term rates in the near future and will be "especially alert" to trends that could boost inflationary pressures. Therefore, market participants will pay close attention to data on employment and consumer spending for goods and services, which is the main engine of the U.S. economy. If this data indicates that the U.S. economy is continuing to expand at a rapid pace, we believe there is a chance the Fed will hike rates in November 1999 to reverse the last of three rate cuts from the autumn of 1998.

Heading toward the end of 1999, the Series is positioned to have quick access to cash to meet any shareholder liquidity needs due to holiday expenditures or concerns about potential problems that may arise when computers switch their internal clocks from 1999 to the year 2000.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                                NEW JERSEY MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Atlantic City, Brd. of Ed., Cert. of Part., M.B.I.A.            Aaa              4.00%        5/01/00   $    375     $    375,957
Bernardsville Borough, G.O.                                     Aa1              4.85         7/01/00        325          327,883
Bridgewater Twnshp., G.O.                                       Aa1              4.60         7/15/00        765          771,251
Burlington Cnty.
   Cmnty. Coll.                                                 AA(c)            4.65         7/15/00        900          908,753
   G.O.                                                         Aa1              5.20        10/01/99      1,630        1,632,812
Camden Cnty. Impvt. Auth. Rev., Senior Redevt.,
   Harvest Village Proj., F.R.D.D.                              A-1+(c)          2.50         9/01/99      2,000        2,000,000
Dover Twnshp. Gen. Impvt. Ser. Bonds, M.B.I.A.                  Aaa              4.90         7/15/00        500          505,495
East Brunswick Twnshp., G.O., B.A.N.                            NR               3.50        10/15/99      2,617        2,618,218
Englewood Twnshp., B.A.N.                                       NR               4.00         7/14/00      5,137        5,160,143
Evesham Twnshp., G.O., M.B.I.A.                                 Aaa              4.00         8/15/00        350          350,804
Florham Park, G.O., B.A.N.                                      NR               3.25        11/05/99      4,174        4,175,442
Glen Rock Borough, B.A.N.                                       NR               3.50         6/09/00      2,482        2,486,830
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Monsanto Co. Proj., Ser.92, F.R.W.D.                         P-1              3.10         9/01/99      4,800        4,800,000
Hackensack Twnshp., B.A.N.                                      NR               3.40         6/02/00      3,087        3,090,320
Holmdel Twnshp., B.A.N.                                         NR               4.125        2/24/00      3,071        3,080,193
Hopatcong Borough, G.O., F.G.I.C.                               Aaa              4.80         6/01/00        200          202,115
Hudson Cnty. Impvt. Auth. Rev., Pooled Gov't. Loan Prog.,
   Ser. 86, F.R.W.D.                                            A-1+(c)          3.20         9/02/99      2,945        2,945,000
Iowa Fin. Auth., Sol. Waste Disp. Rev., Daily Cedar River
   Paper Co., F.R.D.D., A.M.T.                                  A-1+(c)          3.00         9/01/99        600          600,000
Jersey City, G.O., B.A.N.                                       MIG1             3.50         1/14/00     10,000       10,014,316
Middlesex Cnty.,
   Cnty. Coll.                                                  Aaa              4.40         7/15/00        300          302,282
   Gen. Impvt.                                                  Aaa              4.40         7/15/00        460          463,499
Monmouth Cnty., G.O.                                            Aaa              5.00         7/01/00      1,000        1,014,171
Mount Olive Twnshp.,
   G.O., B.A.N.                                                 NR               3.30        12/09/99      1,200        1,200,628
   G.O., B.A.N.                                                 NR               3.60         2/17/00        653          654,169
New Jersey Hsg. & Mtg. Fin. Agcy.,
   Eagle Tax Exempt, Trust 92A, Ser. 3001, F.R.W.D.S.           A-1+(c)          3.31         9/02/99      3,200        3,200,000
   Home Buyer Rev., Ser. U, M.B.I.A., A.M.T.                    Aaa              4.25        10/01/99      1,375        1,376,094
   Home Buyer, Ser. 96S, F.R.W.D.S., M.B.I.A., A.M.T.           A-1+(c)          3.29         9/02/99      5,520        5,520,000
New Jersey St. Econ. Dev. Auth.,
   865 Centennial Ave. Proj., Ser. 85, F.R.W.D., A.M.T.         A-1+(c)          3.39         9/02/99      2,500        2,500,000
   AIRIS Newark, F.R.W.D., A.M.B.A.C.                           A-1+(c)          3.10         9/02/99      5,000        5,000,000
   Alpha Assoc. & Avallone, Ser. 98, F.R.W.D.                   A-1(c)           3.25         9/01/99      2,700        2,700,000
   Bayshore Hlth. Care, Ser. 98A, F.R.W.D.                      VMIG1            3.20         9/02/99      3,900        3,900,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                                NEW JERSEY MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
   Block Drug Corp., Ser. 89A, F.R.W.D.                         P-1              3.30%        9/01/99   $  2,800     $  2,800,000
   Block Drug Corp., Ser. 89B, F.R.W.D.                         P-1              3.30         9/01/99      1,650        1,650,000
   Catholic Cmnty. Svcs. Proj., Ser. 93, F.R.W.D.               VMIG1            3.05         9/02/99      5,570        5,570,000
   Catholic Cmnty. Svcs. Proj., Ser. 95, F.R.W.D.               VMIG1            3.05         9/02/99      3,545        3,545,000
   Davidson Ave. Assoc. Ltd., Ser. 84, F.R.W.D., A.M.T.         A-1+(c)          3.39         9/02/99      2,500        2,500,000
   Dow Chemical, Ser. 84A, F.R.D.D.                             P-1              2.60         9/01/99      2,200        2,200,000
   Elizabethtown Wtr. Co., Ser. B, F.R.W.D., A.M.B.A.C.,
      A.M.T.                                                    A-1+(c)          2.75         9/01/99      5,500        5,500,000
   Fin. Assoc. L.P., Ser. 97, F.R.W.D.                          A-1+(c)          3.34         9/02/99      3,952        3,952,000
   GSA Bldg. Assoc. Ltd., Ser. 85, F.R.W.D., A.M.T.             A-1+(c)          3.39         9/02/99      4,200        4,200,000
   Jewish Home At Rockliegh, F.R.W.D.                           VMIG1            3.20         9/03/99     10,000       10,000,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1            3.15         9/02/99      1,690        1,690,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      NR               2.95         9/01/99      1,175        1,175,000
   National Refrigerants Inc., Ser. 94A, F.R.W.D., A.M.T.       P-1              3.30         9/01/99        400          400,000
   New Jersey Foreign Trade Zone Venture, Ser. 98,
      F.R.D.D.                                                  A-1+(c)          2.80         9/01/99      8,000        8,000,000
   New Jersey Performing Arts Ctr., A.M.B.A.C.                  Aaa              8.00         6/15/00      1,455        1,508,484
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            3.65         9/01/99        285          285,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            3.65         9/01/00      2,825        2,825,000
   Office Court Assoc. Proj., F.R.W.D., A.M.T.                  A-1+(c)          3.25         9/01/99      1,575        1,575,000
   Owens Drive Bldg. Ltd., Ser. 84, F.R.W.D., A.M.T.            A-1+(c)          3.39         9/02/99      1,200        1,200,000
   Owens Drive Bldg. Ltd., Ser. 90, F.R.W.D., A.M.T.            A-1+(c)          3.39         9/02/99      1,450        1,450,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)           3.10         9/02/99      3,000        3,000,000
   Raritan Bldg. Assoc. Ltd., Ser. 85, F.R.W.D.                 A-1+(c)          3.34         9/02/99      3,500        3,500,000
   RJB Associates Ltd., F.R.W.D.                                NR               3.10         9/02/99      1,242        1,242,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A-1+(c)          2.95         9/01/99      3,000        3,000,000
   Stolthaven Proj. Ser. A, Rev.                                P-1              2.60         9/01/99      3,800        3,800,000
   U.S. Golf Assn. Proj., F.R.W.D.                              NR               3.10         9/02/99      2,400        2,400,000
   United Water Fac. Rev., F.R.D.D., A.M.B.A.C.                 VIMIG1           3.00         9/01/99      1,200        1,200,000
   V.P.R. Commerce Ctr., F.R.W.D.                               A-1(c)           3.10         9/02/99      6,700        6,700,000
   Volvo America Corp., Ser. 84, F.R.W.D.                       NR               3.63         9/01/99      1,500        1,500,000
   West Essex Assoc. Ltd., Ser. 84, F.R.W.D.                    A-1+(c)          3.34         9/02/99      1,300        1,300,000
New Jersey St. Educ. Facs. Auth. Rev., Higher Educ. Tech.
   Infras.                                                      Aa3              4.25         9/01/99      1,400        1,400,000
New Jersey St. Transport. Trust Fund Auth.
   Ser. 49, F.R.W.D.S., F.S.A.                                  VMIG1            3.09         9/02/99      4,995        4,995,000
   Ser. 95B, M.B.I.A.                                           Aaa              4.50         6/15/00      1,000        1,008,027
New Jersey Wastewater Treatment Trust Loan Rev., Ser. A,
   F.G.I.C.                                                     Aaa              Zero         9/01/99      1,000        1,000,000
North Brunswick Twnshp.,
   G.O., B.A.N.                                                 NR               3.20        12/06/99      1,500        1,500,763
   G.O., B.A.N., A.M.T.                                         NR               3.40        12/29/99      1,490        1,491,413
Ocean Twnshp. B.A.N.                                            NR               3.30         5/26/00      4,025        4,028,133
Pleasantville Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.      Aaa              3.75         6/01/00        430          431,249

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                                NEW JERSEY MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey,
   Ser. 3, F.R.D.D.                                             VMIG1            2.90%        9/01/99   $  1,000     $  1,000,000
   Ser. 93-2, F.R.W.D.                                          NR               3.307        9/07/99      8,000        8,000,000
   Spec. Oblig. Rev., Ser. 6, F.R.D.D., A.M.T.                  VMIG1            2.75         9/01/99      2,800        2,800,000
Princeton Twnshp., Mercer Co.,
   B.A.N.                                                       NR               3.90         9/02/99      1,500        1,500,018
   B.A.N.                                                       NR               3.375        3/30/00      3,000        3,005,448
Puerto Rico Elec. Pwr. Auth., Ser. SGA43, F.R.W.D.S.,
   M.B.I.A.                                                     A-1+(c)          3.07         9/01/99      2,000        2,000,000
Rancocas Valley Regional High Sch. Dist., F.G.I.C.              AAA(c)           5.30         2/01/00        710          715,628
Sayreville Twnshp., Bd. of Ed., F.S.A.                          AAA(c)           4.80         7/15/00        230          232,336
South Plainfield Swr. Utility, F.S.A.                           Aaa              4.80         6/15/00        225          227,239
Stafford Twnshp., G.O., F.G.I.C.                                Aaa              4.75         2/01/00        555          558,635
Sterling Regional High Sch. Dist., F.S.A.                       AAA(c)           4.75         6/01/00        260          262,752
Trenton Sch. Dist.                                              NR               3.25         3/10/00      2,675        2,677,708
Union Cnty., Cnty. Coll.                                        Aaa              4.30         2/01/00        670          672,438
Watchung Borough, G.O.                                          Aa1              4.00         5/01/00        400          402,204
West Milford Twnshp., G.O., F.S.A.                              Aaa              4.30         7/15/00        500          503,909
                                                                                                                     ------------
Total Investments--98.5%
(Amortized cost $203,956,759;(d))                                                                                     203,956,759
Other assets in excess of liabilities--1.5%                                                                             3,047,471
                                                                                                                     ------------
Net Assets--100%                                                                                                     $207,004,230
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  A.M.T.--Alternative Minimum Tax.
  A.O.T.--Annual Optional Tender.
  B.A.N.--Bond Anticipation Note.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note (b).
  F.S.A.--Financial Security Assurance.
  G.O.--General Obligation.
  M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial statement purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities        NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1999
                                                                                                                ---------------
Investments, at amortized cost which approximates market value............................................       $ 203,956,759
Cash......................................................................................................           2,015,410
Receivable for investments sold...........................................................................           2,825,000
Interest receivable.......................................................................................           1,487,241
Receivable for Series shares sold.........................................................................           1,430,508
Deferred expenses and other assets........................................................................               4,609
                                                                                                                ---------------
   Total assets...........................................................................................         211,719,527
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           2,825,000
Payable for Series shares reacquired......................................................................           1,695,853
Management fee payable....................................................................................              87,177
Dividends payable.........................................................................................              83,597
Distribution fee payable..................................................................................              11,807
Accrued expenses and other liabilities....................................................................               8,799
Deferred trustee's fee....................................................................................               3,064
                                                                                                                ---------------
   Total liabilities......................................................................................           4,715,297
                                                                                                                ---------------
Net Assets................................................................................................       $ 207,004,230
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................       $   2,070,043
   Paid-in capital in excess of par.......................................................................         204,934,187
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................       $ 207,004,230
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($207,004,230 / 207,004,230 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest and discount earned...............     $ 6,687,140
                                                 ---------------
Expenses
   Management fee.............................       1,047,394
   Distribution fee...........................         261,849
   Transfer agent's fees and expenses.........          60,000
   Custodian's fees and expenses..............          59,000
   Reports to shareholders....................          30,000
   Registration fees..........................          12,000
   Legal fees and expenses....................           8,000
   Audit fees and expenses....................           8,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................          12,375
                                                 ---------------
      Total expenses..........................       1,503,118
   Less: Custodian fee credit (Note 1)........         (25,779)
                                                 ---------------
      Net expenses............................       1,477,339
                                                 ---------------
Net investment income.........................       5,209,801
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 5,209,801
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $   5,209,801     $  5,610,096
   Net realized gain on investment
      transactions................              --            6,532
                                    ---------------    ------------
   Net increase in net assets
      resulting from operations...       5,209,801        5,616,628
                                    ---------------    ------------
Dividends and distributions to
   shareholders (Note 1)..........      (5,209,801)      (5,616,628)
                                    ---------------    ------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed..................     772,444,020      698,322,054
   Net asset value of shares
      issued in reinvestment of
      dividends...................       5,083,846        5,490,086
   Cost of shares reacquired......    (771,438,504)    (702,369,007)
                                    ---------------    ------------
   Net increase in net assets from
      Series share transactions...       6,089,362        1,443,133
                                    ---------------    ------------
Total increase....................       6,089,362        1,443,133
Net Assets
Beginning of year.................     200,914,868      199,471,735
                                    ---------------    ------------
End of year.......................   $ 207,004,230     $200,914,868
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the 'Series') commenced investment operations on December 3, 1990. The Series is nondiversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey state and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Series has a distribution agreement with Prudential Investment Management Services ('PIMS'), which acts as the distributor of the Series. The Series reimbursed PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly. PIFM, PIMS and PIC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $57,000 for the services of PMFS. As of August 31, 1999, approximately $4,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       8

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                         Year Ended August 31,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income(a)...........................................        .03          .03          .03          .03          .03
Dividends and distributions to shareholders........................       (.03)        (.03)        (.03)        (.03)        (.03)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year.......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
                                                                      --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................................       2.52%        2.87%        2.82%        2.92%        3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................   $207,004     $200,915     $199,472     $181,396     $182,453
Average net assets (000)...........................................   $209,479     $198,647     $196,223     $192,617     $171,223
Ratios to average net assets:
   Expenses, including distribution fee............................        .72%         .73%         .73%         .70%         .64%
   Expenses, excluding distribution fee............................        .59%         .60%         .60%         .57%         .51%
   Net investment income...........................................       2.49%        2.82%        2.78%        2.89%        3.11%

---------------
(a) Net of custodian fee credit.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)      NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.03 per share were federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
                                       11

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

-------------------------------------------------------------------------------
There's No Reward Without Risk; but Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

-------------------------------------------------------------------------------
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

-------------------------------------------------------------------------------
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Cusip
74435M762

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF147E

(ICON)

Prudential
Municipal
Series Fund
-------------------
New York Series

ANNUAL
REPORT

Aug. 31, 1999

(LOGO)

A Message from the Fund's President                         October 5, 1999
(PHOTO)

Dear Shareholder,

Prudential Municipal Series Fund--New York Series' Class A shares posted a negative return of 1.07% during our 12-month reporting period that ended August 31, 1999. Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S. economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation. This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series Fund--New York Series. Many of the investment professionals who supported the management of the Series in the past are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO)

Evan Lamp, team leader of the
Municipal Bonds Sector team

Investment Goals and Style
The Series' investment objective is to maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax. There can be no assurance that the Series will achieve its investment objective.

Inflation fears battered the municipal bond market
Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal debt securities market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S. Treasury securities. Many investors purchased Treasuries for their relative safety after a global financial crisis spread beyond Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S. economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments. To compensate for this risk, investors demanded higher yields on municipal bonds and many other types of debt securities, causing their prices to tumble. Long-term municipal bonds sold off the most since their prices fall more rapidly than prices of shorter-term bonds for a given rise in yield. The Series posted negative annual returns, as did its benchmark Lipper Average, amid this bearish trend.

Interest rate and duration views
We began the reporting period with a longer-than-average duration stance compared to our competitive universe. (Duration is a measure of the Series' sensitivity to interest-rate fluctuations.) A longer duration enables the Series' shares to gain more rapidly if interest rates should fall and municipal bond prices, which move in the opposite direction of their yields, rise. We expected long-term interest rates to continue to fall because the U.S. economic expansion was poised to slow and inflation to remain tame after the global financial crisis of last year. Our strategy benefited the Series during the autumn of 1998 when interest rates fell and the Federal Reserve cut the Federal funds rate three times. Furthermore, investors sought safety and liquidity for their investments in this uncertain market environment and purchased a multitude of fixed-income debt securities, especially U.S. Treasuries and municipal bonds. This trend was referred to as a "flight to quality."

We maintained our longer duration stance into the first quarter of 1999 since we expected the ever-resilient U.S. economy to slow moderately. However, a slowdown did not occur as the Fed's accommodative monetary policy in late 1998 bolstered U.S. economic growth. As a result, long-term interest rates rose, and the prices of municipal bonds fell throughout the first eight months of 1999, hurting the Series' performance. In addition, a "flight from quality" was taking place as some investors felt that they no longer needed the safety of Treasury securities. Therefore we shortened the Series' duration to a more neutral stance in the late spring of 1999, as it was apparent that the U.S. economy would not slow enough to alleviate inflation fears. A shorter duration helped performance when the Fed stepped in and raised rates in June and August.

Credit quality
We maintained the Series' AA average rating over the 12-month reporting period. We balanced our portfolio primarily by selling some higher-rated bonds and selectively buying lower-rated debt securities. These changes offset an improvement in credit quality that occurred in some of the Series' other bonds. Purchasing lower-rated debt securities also benefited the Series because these bonds provide higher yields.

Some of the Series' bonds improved in credit quality when they became prerefunded, which means the bonds became backed by direct obligations of the U.S. government and will be retired prior to their originally scheduled

Performance at a Glance

Cumulative Total Returns1                             As of 8/31/99
                      One          Five                Ten              Since
                      Year         Years              Years           Inception2
Class A              -1.07%     32.20% (31.97)           N/A          89.09%  (88.76)
Class B              -1.37      29.71  (29.49)     85.53% (85.21)    196.97  (196.45)
Class C              -1.62      28.11                    N/A          28.20   (27.97)
Class Z              -0.87            N/A                N/A          13.27
Lipper NY Muni
Debt Fund Avg.3      -1.64      29.83                   89.96              ***

Average Annual Total Returns1                                    As of 9/30/99
                      One           Five                Ten              Since
                      Year          Years              Years           Inception2
Class A              -5.68%      5.42% (5.38)           N/A            6.44% (6.43)
Class B              -8.13	 5.48  (5.45)       6.42% (6.40)       7.49  (7.48)
Class C              -5.33       5.17  (5.13)           N/A            4.68  (4.65)
Class Z              -2.56           N/A                N/A            4.48

Distributions & Yields                             As of 8/31/99
                                              Taxable Equivalent Yield4
          Total Distributions     30-Day           At Tax Rates Of
            Paid for 12 Mos.     SEC Yield         36%       39.6%
Class A         $0.68               4.15%            6.48%       6.87%
Class B         $0.65               4.03             6.30        6.67
Class C         $0.62               3.74             5.84        6.19
Class Z         $0.71               4.53             7.08        7.50

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the New York Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 86.98% for Class A; 219.36% for Class
B; 30.33% for Class C; and 11.15% for Class Z, based on all funds in each share class.
-------------------------------------------------------------------------------
                                   1

Review Cont'd.

maturity dates. Because their maturities were shortened and their credit quality rose, prices of the prerefunded bonds rallied sharply. The Series' exposure to prerefunded bonds climbed from 11.82% of its total investments as of August 31, 1998 to 14.64% as of August 31, 1999. This increase in prerefunded bonds also helped to trim the Series' duration since the bonds' maturities had shortened.

Looking Ahead
Fed poised to act again, if necessary
If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline. State and local governments would have fewer opportunities to refinance their higher-rate debt securities. Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds in order to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis. In early October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable Treasuries. This is well above the historical average of approximately 87%.

Five Largest Issuers
Expressed as a percentage of net assets as of 8/31/99

New York City               14.8%
General Obligation*

New York State              14.0
Dorm. Auth. Revenue*

New York State Urban Devel. 13.4
Corp. Sub. Lien Corp.

Metro Transportation         5.5
Authority

New York State               4.9
Mortgage Agency Revnue

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99

General Obligations         44%
Revenue Bonds               38
Prerefunded Bonds           15
Miscellaneous                3

Credit Breakdown
Expressed as a percentage of total investmentsas of 8/31/99

AAA                         10%
AA                           8
A                           29
BBB                         18
BB                           3
B                            3
Insured                     29
-------------------------------------------------------------------------------
                                   2

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
------------------------------------------------------------------------------------------------------------------------------
City of Elmira, Wtr. Impvt., Ser. 96 B, A.M.B.A.C.              Aaa               5.95%      09/01/16   $  5,395     $  5,549,243
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        Baa2              6.625      07/01/12        500(d)       539,110
   Coll. of New Rochelle                                        Baa2              6.75       07/01/22      2,000(d)     2,163,020
Dutchess Cnty. Res. Rec. Agcy. Rev., Solid Waste Mgmt.,
   Ser. A, F.G.I.C.                                             Aaa               7.50       01/01/09      1,150(d)     1,187,490
Islip Res. Rec., Ser. B, A.M.B.A.C., A.M.T.                     Aaa               7.20       07/01/10      1,745        2,019,820
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.,
   A.M.T.                                                       Baa1              7.20       12/01/20      1,500        1,595,790
Met. Trans. Auth. Facs. Rev.,
   Cap. Apprec., Ser. N, F.G.I.C.                               Aaa              Zero        07/01/13      4,000        1,893,520
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.60        07/01/09        500          521,175
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.70        07/01/10      1,000        1,040,720
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.60        07/01/09      2,900        3,022,815
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.70        07/01/10      4,600        4,787,312
   Trans. Facs. Rev., Ser. N, F.G.I.C.                          Aaa              Zero        07/01/12      5,575        2,813,647
Met. Trans. Auth., New York Svc. Contract,
   Cap. Apprec., Ser. 7, M.B.I.A.                               Aaa             Zero         07/01/08      7,185        4,620,889
   Commuter Facs., Ser. O                                       Baa1              5.50       07/01/17      2,500        2,449,750
   Trans. Facs. Rev., Ser. O                                    Baa1              5.75       07/01/13      1,975        2,030,340
Monroe Cnty. Ind. Dev. Agcy. Rev., Ser. A                       Baa3              5.375      04/01/29      1,200        1,091,304
Mount Vernon Ind. Dev. Agcy., Wartburg Senior Hsg. Inc.         NR                6.15       06/01/19        800          778,528
New York City Ind. Dev. Agcy.,
   Civic Touro College Proj., Ser. A                            Ba2               6.35       06/01/29      3,700        3,586,706
   Laguardia Assoc., Ltd. Partnership Proj.                     NR                6.00       11/01/28      2,000        1,905,060
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   Brooklyn Navy Yard Part., A.M.T.                             Baa3              5.75       10/01/36      4,000        3,781,000
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa               6.375      11/15/14      1,000        1,075,470
   Y.M.C.A. of Greater N.Y. Proj.                               Aaa               8.00       08/01/16      1,350(d)     1,464,467
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
   Ser. B                                                       A1                5.875      06/15/26      2,000        2,009,080
New York City Trust, Cultural Res., American Museum of
   Natl. History, Ser. A, M.B.I.A.                              Aaa               5.65       04/01/22      2,500        2,490,375

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York City, Gen. Oblig.,
   Ser. A                                                       Aaa               7.75%      03/15/03   $  3,330(d)  $  3,451,578
   Ser. B                                                       A3                7.50       02/01/01      4,000        4,174,280
   Ser. D                                                       Aaa               8.00       08/01/03      2,450(d)     2,657,809
   Ser. D                                                       A3                8.00       08/01/03         50           53,865
   Ser. D                                                       Aaa               7.70       02/01/09      2,995(d)     3,273,056
   Ser. D                                                       A3                7.70       02/01/09         45           48,737
   Ser. F                                                       Aaa               8.20       11/15/03      2,760(d)     3,033,047
   Ser. F                                                       A3                8.20       11/15/03        240          261,684
   Ser. G                                                       A3                5.75       10/15/12      7,085        7,248,167
   Ser. G                                                       A3                5.875      10/15/09      2,500        2,554,325
   Ser. H                                                       A3                6.00       08/01/17      2,400        2,452,008
   Ser. I                                                       A3                6.25       04/15/27      3,475(d)     3,815,133
   Ser. I                                                       A3                6.25       04/15/27      2,525        2,615,218
   Ser. I                                                       A3                6.10       04/15/10        425(d)       462,570
   Ser. I                                                       A3                6.10       04/15/10      1,575        1,678,714
New York St. Dorm. Auth. Rev.,
   Albany Cnty. Airport                                         Baa1              5.25       04/01/17      3,760        3,541,619
   City Univ. Refunding Bonds                                   Baa1              6.00       07/01/14      6,500        6,842,745
   City Univ. Sys. Cons., Ser. D                                Baa1              7.00       07/01/09      1,880        2,083,416
   Coll. & Univ. Ed., M.B.I.A., A.M.T.                          Aaa             Zero         07/01/04      2,255        1,803,188
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(b)            7.55       08/01/29      3,000        3,087,720
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      A3                6.50       08/15/11      3,000        3,268,470
   Mental Hlth. Svcs. Facs. Impvt., Ser. B                      A3                5.625      02/15/21      2,000        1,947,720
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa               7.00       07/01/13      3,050(d)     3,191,825
   St. Univ. Edl. Facs., Ser. A                                 A3                5.25       05/15/15      8,600        8,366,252
   Westchester Cnty. Court Facs.                                Aa1             Zero         08/01/23      5,500        1,415,590
New York St. Energy Resch. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.             Aaa               6.75       02/01/24      2,000(c)     2,127,420
   Con. Edison Co., Ser.A, A.M.T.                               A1                7.50       01/01/26      4,775        4,872,888
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
   Ser. C                                                       Aaa               5.35       07/15/07      2,000        2,075,280
   Ser. C                                                       Aaa               5.45       07/15/08      3,090        3,211,839
   Ser. C                                                       Aaa               5.55       07/15/09      1,375        1,428,996
   Ser. E                                                       Aaa               6.50       06/15/14        965(d)     1,021,945
   Ser. E                                                       Aaa               6.50       06/15/14         35           36,850

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa1               7.05%      08/15/24   $  1,000     $  1,057,630
   St. Univ. Constr.                                            Aaa               8.00       05/01/11      3,600        4,428,108
New York St. Local Gov't. Assist. Corp.,
   Ser. C                                                       A3              Zero         04/01/14     11,882        5,302,461
   Ser. E                                                       A3                6.00       04/01/14      6,135        6,509,297
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Mental Hlth. Svcs., Ser. A                                   Aaa               7.50       08/15/07        505(d)       538,416
   Mental Hlth. Svcs., Ser. A                                   A3                7.50       08/15/07        310          328,153
   New York Hosp., Ser. A, A.M.B.A.C., F.H.A.                   Aaa               6.50       08/15/29      3,000(d)     3,320,520
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge., Ser. 55                                     Aa2               5.95       10/01/17      2,000        2,038,880
   Homeowner Mtge., Ser. 60, A.M.T.                             Aa2               6.00       10/01/22      8,000(c)     8,107,600
   Ser. 82, A.M.T.                                              Aa2               5.65       04/01/30      2,300(d)     2,218,879
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            AAA(b)            6.75       03/15/11      3,000(d)     3,209,760
New York St. Thrwy. Auth.,
   Highway & Bridge Trust Fund, Ser. B, F.G.I.C.                Aaa               6.00       04/01/14      2,220(d)     2,398,399
   Svc. Contract Rev., Local Highway & Bridge                   Baa1              6.45       04/01/15      1,000(d)     1,102,530
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., A.M.B.A.C.                          Aaa             Zero         01/01/08     10,000        6,567,300
   St. Facs.                                                    Baa1              5.75       04/01/11      5,000        5,140,300
   St. Facs.                                                    Baa1              5.75       04/01/12      5,750        5,894,785
   St. Facs.                                                    Baa1              5.60       04/01/15      2,000        2,001,960
   Subordinated Lien Corp.                                      A2                5.50       07/01/16     10,000        9,742,300
   Subordinated Lien Corp.                                      A2                5.50       07/01/22      5,000        4,811,050
Orange Cnty. Ind. Dev. Agcy., The Glen Arden Inc. Proj.         NR                5.70       01/01/28      1,250        1,155,850
Otsego Cnty. Ind. Dev. Agcy., Civic Facs. Rev.                  Baa1              5.50       07/01/19      2,520        2,388,758
Port Auth. of New York & New Jersey, Ser. 70, A.M.T.            A1                7.25       08/01/25      1,000        1,029,410
Puerto Rico Commonwealth,
   Gen. Oblig.                                                  Baa1            Zero         07/01/14      2,000          884,080
   Gen. Oblig.                                                  Baa1            Zero         07/01/15      1,250          520,550
   Gen. Oblig., A.M.B.A.C.                                      Aaa               7.00       07/01/10      6,500        7,576,660
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa               7.00       07/01/10      1,250        1,457,050
Puerto Rico Ind. Tourist Edl. Med. & Envr. Ctrl. Facs.
   Fin. Auth., Hosp. Rev. M.B.I.A.                              Aaa               5.50       07/01/26      2,500        2,458,475
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.                                           Aaa               6.25       07/01/15      2,050        2,247,497
Rensselaer Cnty.,
   Cap. Apprec., Ser. A, A.M.B.A.C.                             Aaa             Zero         06/01/12      2,442        1,237,947
   Cap. Apprec., Ser. A, A.M.B.A.C.                             Aaa             Zero         06/01/13      2,372        1,127,910

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                             NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Rockland Cnty. Solid Waste Mgmt. Auth., Ser. B,
   A.M.B.A.C., A.M.T.                                           Aaa              5.625%      12/15/14    $ 1,585     $  1,592,243
Scotia Hsg. Auth. Rev., Coburg Village Inc. Proj., Ser. A       NR               6.20        07/01/38      4,000        3,792,600
Suffolk Cnty. Ind. Dev. Agcy. Rev. A.M.T.                       NR               5.50        01/01/23      2,000        1,860,900
Triborough Bridge & Tunl. Auth. Rev., Ser. A, M.B.I.A.          Aaa              6.00        01/01/10      2,000        2,144,680
Watervliet Hsg. Auth., Sen. Res., Beltrone Lvng. Ctr.
   Proj., Ser. A                                                NR               6.125       06/01/38      4,000        3,785,920
                                                                                                                     ------------
Total Investments--99.2%
(cost $243,211,090; Note 4)                                                                                           252,499,443
Other assets in excess of liabilities--0.8%                                                                             2,030,873
                                                                                                                     ------------
Net Assets--100%                                                                                                     $254,530,316
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Pledged as initial margin on financial futures contracts.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1999
Investments, at value (cost $243,211,090).................................................................       $ 252,499,443
Interest receivable.......................................................................................           3,389,427
Receivable for Series shares sold.........................................................................             186,911
Due from broker - variation margin........................................................................              29,250
Prepaid expenses and other assets.........................................................................               6,938
                                                                                                                ---------------
   Total assets...........................................................................................         256,111,969
                                                                                                                ---------------
Liabilities
Bank overdraft............................................................................................             659,628
Payable for Series shares reacquired......................................................................             410,098
Dividends payable.........................................................................................             201,515
Accrued expenses..........................................................................................             123,897
Management fee payable....................................................................................             109,141
Distribution fee payable..................................................................................              71,675
Deferred trustee's fees...................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................           1,581,653
                                                                                                                ---------------
Net Assets................................................................................................       $ 254,530,316
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     221,395
   Paid-in capital in excess of par.......................................................................         245,306,582
                                                                                                                ---------------
                                                                                                                   245,527,977
   Accumulated net loss on investments....................................................................            (354,264)
   Net unrealized appreciation on investments.............................................................           9,356,603
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................       $ 254,530,316
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($175,307,452 / 15,250,017 shares of beneficial interest issued and outstanding)....................              $11.50
   Maximum sales charge (3% of offering price)............................................................                 .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.86
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($76,929,177 / 6,690,035 shares of beneficial interest issued and outstanding)......................              $11.50
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($1,829,910 / 159,136 shares of beneficial interest issued and outstanding).........................              $11.50
   Sales charge (1% of offering price)....................................................................                 .12
                                                                                                                ---------------
   Offering price to public...............................................................................              $11.62
                                                                                                                ---------------
                                                                                                                ---------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($463,777 / 40,303 shares of beneficial interest issued and outstanding)............................              $11.51
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................    $  15,247,938
                                                 ---------------
Expenses
   Management fee.............................        1,363,196
   Distribution fee--Class A..................          364,077
   Distribution fee--Class B..................          443,131
   Distribution fee--Class C..................           11,747
   Transfer agent's fees and expenses.........          125,000
   Custodian's fees and expenses..............           84,000
   Reports to shareholders....................           78,000
   Registration fees..........................           40,000
   Legal fees and expenses....................           12,000
   Audit fees and expenses....................           10,000
   Trustees' fees and expenses................            4,500
   Miscellaneous expense......................           14,533
                                                 ---------------
      Total expenses..........................        2,550,184
   Less: Custodian fee credit.................             (544)
                                                 ---------------
      Net expenses............................        2,549,640
                                                 ---------------
Net investment income.........................       12,698,298
                                                 ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions....................           29,852
   Financial futures transactions.............            9,224
                                                 ---------------
                                                         39,076
                                                 ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................      (15,644,097)
   Financial futures contracts................          (31,125)
                                                 ---------------
                                                    (15,675,222)
                                                 ---------------
Net loss on investments.......................      (15,636,146)
                                                 ---------------
Net Decrease in Net Assets Resulting from
Operations....................................    $  (2,937,848)
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                            1999              1998
Operations
   Net investment income..........   $  12,698,298     $ 13,397,105
   Net realized gain on investment
      transactions................          39,076        2,324,971
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     (15,675,222)       7,300,759
                                    ---------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................      (2,937,848)      23,022,835
                                    ---------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A.....................      (8,660,657)      (8,602,581)
      Class B.....................      (3,946,857)      (4,742,947)
      Class C.....................         (66,182)         (41,511)
      Class Z.....................         (24,602)         (10,066)
                                    ---------------    ------------
                                       (12,698,298)     (13,397,105)
                                    ---------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................              --          (87,902)
      Class B.....................              --          (53,544)
      Class C.....................              --             (428)
      Class Z.....................              --              (33)
                                    ---------------    ------------
                                                --         (141,907)
                                    ---------------    ------------
   Distributions from net realized gains
      Class A.....................      (1,374,194)        (720,509)
      Class B.....................        (688,548)        (438,881)
      Class C.....................         (10,565)          (3,511)
      Class Z.....................          (4,126)            (274)
                                    ---------------    ------------
                                        (2,077,433)      (1,163,175)
                                    ---------------    ------------
   Distributions in excess of net
      realized capital gains
      Class A.....................        (234,342)              --
      Class B.....................        (117,417)              --
      Class C.....................          (1,803)              --
      Class Z.....................            (702)              --
                                    ---------------    ------------
                                          (354,264)              --
                                    ---------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      25,657,665       16,534,022
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       9,398,834        8,971,237
   Cost of shares reacquired......     (40,612,658)     (41,609,077)
                                    ---------------    ------------
   Net decrease in net assets from
      Series share transactions...      (5,556,159)     (16,103,818)
                                    ---------------    ------------
Total decrease....................     (23,624,002)      (7,783,170)
Net Assets
Beginning of year.................     278,154,318      285,937,488
                                    ---------------    ------------
End of year.......................   $ 254,530,316     $278,154,318
                                    ---------------    ------------
                                    ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the 'Series') commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------
                                       9

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective January 1, 1999 such expenses for the Series were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C respectively. Prior to January 1, 1999, such expenses under the Plans were
 .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they received approximately $34,800 and $6,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $112,400 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $95,800 for the services of PMFS. As of August 31, 1999, approximately $7,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $29,789,470 and $39,684,984, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $9,288,353 (gross unrealized appreciation--$11,291,071, gross unrealized depreciation--$2,002,718).

In addition for income tax purposes, the Series elected to treat net realized capital losses of approximately $270,918 incurred in the ten month period ended August 31, 1999 as having been incurred in the following fiscal year.

During the year ended August 31, 1999, the Series entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                                 Value at        Value at
  Number of                       Expiration    August 31,         Trade          Unrealized
  Contracts           Type           Date          1999            Date          Appreciation
--------------    ------------    ----------    -----------     -----------     --------------
Short Position:
   104            U.S. T-Bond     Sept. 1999    $11,891,750     $11,960,000        $ 68,250

--------------------------------------------------------------------------------
                                       10

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1999:
Shares sold........................    1,261,310    $ 15,319,992
Shares issued in reinvestment of
  dividends and distributions......      538,733       6,502,373
Shares reacquired..................   (1,697,677)    (20,438,469)
                                     -----------    ------------
Net increase in shares outstanding
  before conversion................      102,366       1,383,896
Shares issued upon conversion from
  Class B..........................      792,273       9,621,083
                                     -----------    ------------
Net increase in shares
  outstanding......................      894,639    $ 11,004,979
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................      439,455    $  5,329,691
Shares issued in reinvestment of
  dividends and distributions......      483,685       5,858,242
Shares reacquired..................   (1,885,411)    (22,838,785)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (962,271)    (11,650,852)
Shares issued upon conversion from
  Class B..........................      874,211      10,587,013
                                     -----------    ------------
Net decrease in shares
  outstanding......................      (88,060)   $ (1,063,839)
                                     -----------    ------------
                                     -----------    ------------
Class B                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1999:
Shares sold........................      756,576    $  9,175,430
Shares issued in reinvestment of
  dividends and distributions......      232,603       2,811,896
Shares reacquired..................   (1,620,967)    (19,593,950)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (631,788)     (7,606,624)
Shares reacquired upon conversion
  into
  Class A..........................     (792,127)     (9,621,083)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (1,423,915)   $(17,227,707)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................      821,187    $  9,961,080
Shares issued in reinvestment of
  dividends and distributions......      253,115       3,066,564
Shares reacquired..................   (1,518,526)    (18,407,575)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion................     (444,224)     (5,379,931)
Shares reacquired upon conversion
  into
  Class A..........................     (873,853)    (10,587,013)
                                     -----------    ------------
Net decrease in shares
  outstanding......................   (1,318,077)   $(15,966,944)
                                     -----------    ------------
                                     -----------    ------------
Class C
-----------------------------------
Year ended August 31, 1999:
Shares sold........................       75,388    $    909,212
Shares issued in reinvestment of
  dividends and distributions......        5,423          65,391
Shares reacquired..................      (25,670)       (306,468)
                                     -----------    ------------
Net increase in shares
  outstanding......................       55,141    $    668,135
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................       63,757    $    772,337
Shares issued in reinvestment of
  dividends and distributions......        3,337          40,442
Shares reacquired..................      (28,392)       (345,599)
                                     -----------    ------------
Net increase in shares
  outstanding......................       38,702    $    467,180
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
                                       11

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NEW YORK SERIES
--------------------------------------------------------------------------------

Class Z                                Shares          Amount
-----------------------------------  -----------    ------------
Year ended August 31, 1999:
Shares sold........................       20,888    $    253,031
Shares issued in reinvestment of
  dividends and distributions......        1,592          19,174
Shares reacquired..................      (22,527)       (273,771)
                                     -----------    ------------
Net decrease in shares
  outstanding......................          (47)   $     (1,566)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold........................       38,915    $    470,914
Shares issued in reinvestment of
  dividends and distributions......          493           5,989
Shares reacquired..................       (1,413)        (17,118)
                                     -----------    ------------
Net increase in shares
  outstanding......................       37,995    $    459,785
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
                                       12

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                              Class A
                                                                          -----------------------------------------------
                                                                                       Year Ended August 31,
                                                                          -----------------------------------------------
                                                                            1999         1998         1997         1996
                                                                          --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $  12.30     $  11.94     $  11.77     $  11.91
                                                                          --------     --------     --------     --------
Income from investment operations
Net investment income.................................................         .57          .60          .61(a)       .63(a)
Net realized and unrealized gain (loss) on investment transactions....        (.69)         .42          .43         (.09)
                                                                          --------     --------     --------     --------
   Total from investment operations...................................        (.12)        1.02         1.04          .54
                                                                          --------     --------     --------     --------
Less distributions
Dividends from net investment income..................................        (.57)        (.60)        (.61)        (.63)
Distributions in excess of net investment income......................       --            (.01)          --(c)     --
Distributions from net realized gains.................................        (.09)        (.05)        (.26)        (.05)
Distributions in excess of capital gains..............................        (.02)       --           --           --
                                                                          --------     --------     --------     --------
   Total distributions................................................        (.68)        (.66)        (.87)        (.68)
                                                                          --------     --------     --------     --------
Net asset value, end of year..........................................    $  11.50     $  12.30     $  11.94     $  11.77
                                                                          --------     --------     --------     --------
                                                                          --------     --------     --------     --------
TOTAL RETURN(b):......................................................       (1.07)%       8.71%        9.19%        4.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................    $175,307     $176,555     $172,471     $168,037
Average net assets (000)..............................................    $181,951     $174,485     $173,963     $168,291
Ratios to average net assets:
   Expenses, including distribution fees..............................         .84%         .73%         .68%(a)      .68%(a)
   Expenses, excluding distribution fees..............................         .64%         .63%         .58%(a)      .58%(a)
   Net investment income..............................................        4.76%        4.93%        5.15%(a)     5.24%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................          11%          33%          43%          92%

                                                                          1995
                                                                        --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................  $  11.71
                                                                        --------
Income from investment operations
Net investment income.................................................       .66(a)
Net realized and unrealized gain (loss) on investment transactions....       .20
                                                                        --------
   Total from investment operations...................................       .86
                                                                        --------
Less distributions
Dividends from net investment income..................................      (.66)
Distributions in excess of net investment income......................     --
Distributions from net realized gains.................................     --
Distributions in excess of capital gains..............................     --
                                                                        --------
   Total distributions................................................      (.66)
                                                                        --------
Net asset value, end of year..........................................  $  11.91
                                                                        --------
                                                                        --------
TOTAL RETURN(b):......................................................      7.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................  $163,025
Average net assets (000)..............................................  $ 95,024
Ratios to average net assets:
   Expenses, including distribution fees..............................       .69%(a)
   Expenses, excluding distribution fees..............................       .59%(a)
   Net investment income..............................................      5.65%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................        57%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                             Class B
                                                                          ----------------------------------------------
                                                                                      Year Ended August 31,
                                                                          ----------------------------------------------
                                                                           1999         1998         1997         1996
                                                                          -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $ 12.30     $  11.94     $  11.77     $  11.91
                                                                          -------     --------     --------     --------
Income from investment operations
Net investment income.................................................        .54          .55          .56(a)       .58(a)
Net realized and unrealized gain (loss) on investment transactions....       (.69)         .42          .43         (.09)
                                                                          -------     --------     --------     --------
   Total from investment operations...................................       (.15)         .97          .99          .49
                                                                          -------     --------     --------     --------
Less distributions
Dividends from net investment income..................................       (.54)        (.55)        (.56)        (.58)
Distributions in excess of net investment income......................      --            (.01)          --(c)     --
Distributions from net realized gains.................................       (.09)        (.05)        (.26)        (.05)
Distributions in excess of capital gains..............................       (.02)       --           --           --
                                                                          -------     --------     --------     --------
   Total distributions................................................       (.65)        (.61)        (.82)        (.63)
                                                                          -------     --------     --------     --------
Net asset value, end of year..........................................    $ 11.50     $  12.30     $  11.94     $  11.77
                                                                          -------     --------     --------     --------
                                                                          -------     --------     --------     --------
TOTAL RETURN(b):......................................................      (1.37)%       8.28%        8.76%        4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................    $76,929     $ 99,823     $112,658     $135,764
Average net assets (000)..............................................    $88,626     $104,653     $122,744     $152,656
Ratios to average net assets:
   Expenses, including distribution fees..............................       1.13%        1.13%        1.08%(a)     1.08%(a)
   Expenses, excluding distribution fees..............................        .63%         .63%         .58%(a)      .58%(a)
   Net investment income..............................................       4.45%        4.53%        4.75%(a)     4.84%(a)

                                                                          1995
                                                                        --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................  $  11.71
                                                                        --------
Income from investment operations
Net investment income.................................................       .61(a)
Net realized and unrealized gain (loss) on investment transactions....       .20
                                                                        --------
   Total from investment operations...................................       .81
                                                                        --------
Less distributions
Dividends from net investment income..................................      (.61)
Distributions in excess of net investment income......................     --
Distributions from net realized gains.................................     --
Distributions in excess of capital gains..............................     --
                                                                        --------
   Total distributions................................................      (.61)
                                                                        --------
Net asset value, end of year..........................................  $  11.91
                                                                        --------
                                                                        --------
TOTAL RETURN(b):......................................................      7.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................  $163,013
Average net assets (000)..............................................  $230,033
Ratios to average net assets:
   Expenses, including distribution fees..............................      1.11%(a)
   Expenses, excluding distribution fees..............................       .61%(a)
   Net investment income..............................................      5.30%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                               Class C
                                                                          --------------------------------------------------
                                                                                        Year Ended August 31,
                                                                          --------------------------------------------------
                                                                           1999       1998       1997       1996       1995
                                                                          ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $12.30     $11.94     $11.77     $11.91     $11.71
                                                                          ------     ------     ------     ------     ------
Income from investment operations
Net investment income.................................................       .51        .52        .53(a)     .55(a)     .58(a)
Net realized and unrealized gain (loss) on investment transactions....      (.69)       .42        .43       (.09)       .20
                                                                          ------     ------     ------     ------     ------
   Total from investment operations...................................      (.18)       .94        .96        .46        .78
                                                                          ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..................................      (.51)      (.52)      (.53)      (.55)      (.58)
Distributions in excess of net investment income......................      --         (.01)        --(c)    --         --
Distributions from net realized gains.................................      (.09)      (.05)      (.26)      (.05)      --
Distributions in excess of capital gains..............................      (.02)      --         --         --         --
                                                                          ------     ------     ------     ------     ------
   Total distributions................................................      (.62)      (.58)      (.79)      (.60)      (.58)
                                                                          ------     ------     ------     ------     ------
Net asset value, end of year..........................................    $11.50     $12.30     $11.94     $11.77     $11.91
                                                                          ------     ------     ------     ------     ------
                                                                          ------     ------     ------     ------     ------
TOTAL RETURN(b):......................................................     (1.62)%     8.01%      8.49%      3.86%      7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................................    $1,830     $1,279     $  780     $  876     $  529
Average net assets (000)..............................................    $1,566     $  969     $  798     $  659     $  325
Ratios to average net assets:
   Expenses, including distribution fees..............................      1.39%      1.38%      1.33%(a)   1.33%(a)   1.36%(a)
   Expenses, excluding distribution fees..............................       .64%       .63%       .58%(a)    .58%(a)    .61%(a)
   Net investment income..............................................      4.23%      4.28%      4.50%(a)   4.59%(a)   5.05%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                           Class Z
                                                                          ------------------------------------------
                                                                                                        December 6,
                                                                                            Year          1996(d)
                                                                          Year Ended       Ended          Through
                                                                          August 31,     August 31,      August 31,
                                                                             1999           1998            1997
                                                                             -----          -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $12.31         $11.95          $12.09
                                                                             -----          -----           -----
Income from investment operations
Net investment income.................................................         .60            .62             .46(a)
Net realized and unrealized gain (loss) on investment transactions....        (.69)           .42             .12
                                                                             -----          -----           -----
   Total from investment operations...................................        (.09)          1.04             .58
                                                                             -----          -----           -----
Less distributions
Dividends from net investment income..................................        (.60)          (.62)           (.46)
Distributions in excess of net investment income......................       --              (.01)             --(c)
Distributions from net realized gains.................................        (.09)          (.05)           (.26)
Distributions in excess of capital gains..............................        (.02)         --             --
                                                                             -----          -----           -----
   Total distributions................................................        (.71)          (.68)           (.72)
                                                                             -----          -----           -----
Net asset value, end of period........................................      $11.51         $12.31          $11.95
                                                                             -----          -----           -----
                                                                             -----          -----           -----
TOTAL RETURN(b):......................................................       (0.87)%         8.81%           5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................      $  464         $  497          $   28
Average net assets (000)..............................................      $  496         $  116          $   11
Ratios to average net assets:
   Expenses, including distribution fees..............................         .63%           .63%            .58%(a)/(e)
   Expenses, excluding distribution fees..............................         .63%           .63%            .58%(a)/(e)
   Net investment income..............................................        4.96%          5.03%           5.25%(a)/(e)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW YORK SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     NEW YORK SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.57 per share for Class A shares, $.54 per Class B shares, $.51 per Class C shares and $.60 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shares ordinary dividends of $.025 (special taxable income and short-term capital gain) which is taxable as such and a long-term capital gain distribution of $0.083 which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       17

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
---------------------------------------------------------
Prudential Municipal Series Fund--New York Series vs.
the Lehman Brothers Municipal Bond Index

Class A
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception          6.52%  (6.50%)
Five Years               5.10%  (5.06%)
One Year                -4.04%

Without Sales Load
Since Inception          6.86%  (6.84%)
Five Years               5.74%  (5.70%)
One Year                -1.07%

Class B
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception          7.55%  (7.53%)
Ten Years                6.38%  (6.36%)
Five Years               5.18%  (5.14%)
One Year                -6.37%

Without Sales Load
Since Inception          7.55%  (7.53%)
Ten Years                6.38%  (6.36%)
Five Years               5.34%  (5.30%)
One Year                -1.37%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Municipal Series Fund--New York Series (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions

Class C
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception          4.80%  (4.77%)
Five Years               4.87%  (4.83%)
One Year                -3.60%

Without Sales Load
Since Inception          5.01%  (4.97%)
Five Years               5.08%  (5.04%)
One Year                -1.62%

Class Z
(GRAPH)

Average Annual Total Returns

Since Inception          4.67%
One Year                -0.87%

were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class       NASDAQ        Cusip
  A         PMNYX       74435M747
  B          --         74435M754
  C          --         74435M523
  Z          --         74435M440

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF122E

(ICON)

Prudential
Municipal
Series Fund
------------------------
New York
Money Market Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                           October 5, 1999
(PHOTO)

Dear Shareholder,
Prudential Municipal Series Fund--New York Money Market Series provided a competitive yield and a stable $1.00 net asset value during the 12-month reporting period that ended on August 31, 1999. On that date, its seven-day current yield was 2.49%, below the 2.57% for the average municipal money market fund tracked by IBC Financial
Data.

The following report takes a closer look at the developments in the money markets during our fiscal year, and explains how the Series was positioned accordingly.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Markets Sector team, which has been headed by Joseph Tully since 1995.
This team will continue to be responsible for the day-to-day management of your Prudential Municipal Series Fund--New York Money Market Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Richard Lynes, will work together to share their knowledge and strive to enhance performance.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO) (PHOTO)

Joseph Tully, Team Leader of the Money Markets
Sector team, and Portfolio Manager Richard S.
Lynes

Investment Goals and Style

Prudential Municipal Series Fund--New York Money Market
Series seeks to provide the highest level of current income that is exempt from federal, New York State, and New York City income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal debt securities with maturities of 13 months or less from the state of New York, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands).
There can be no assurance that the Series will achieve its investment objective.

Volatile year for tax-exempt money market yields
During our fiscal year that ended on August 31, 1999, tax-exempt money market yields generally trended lower in the first six months, then turned higher for the remainder of the period. This change in the direction of yields largely reflected a shift in U.S. monetary policy. The Federal Reserve had reduced the Federal funds rate (the rate U.S. banks charge each other to borrow money overnight) three times in the autumn of 1998, but reversed course in the summer of 1999 by increasing that rate twice.

A global financial crisis that spread beyond Asia was the catalyst that prompted the Fed to lower the Federal funds rate by a quarter of a percentage point three times, leaving it at 4.75% in November 1998. In reducing this rate, the Fed intended to stabilize fixed-income markets by cutting borrowing costs. Furthermore, lower borrowing costs would help bolster
U.S. economic growth. The U.S. economy seemed to need a boost because Asian nations, weakened by the global financial crisis, would likely purchase far fewer exports from the United States.

Stiff competition
Besides the short-term rate cuts, tax-exempt money market yields slid in the first half of our fiscal year as demand for newly issued securities outstripped the supply. The supply was also constrained because some local governments preferred

Tracking Municipal Money Market Fund Yields
(GRAPH)
to issue longer-term bonds instead of money market securities in order to lock in low yields for a longer period of time. In addition, short-term borrowing needs of some state and local governments normally decline amid favorable domestic economic conditions.

This supply-demand imbalance was particularly pronounced in New York, where many residents in higher federal income tax brackets seek the tax advantage afforded by municipal debt securities. Therefore, as yields fell in the autumn of 1998, we encountered difficulty in buying enough high-quality, longer-term New York money market securities to dramatically lengthen the Series' weighted average maturity (WAM). WAM is a measurement tool that determines a fund's sensitivity to changes in interest rates. It takes into account the maturity level of each security held by a fund. Had we been able to substantially extend the WAM, the Series' yield would have remained higher for a longer period of time as municipal money market yields declined.

Fund Facts                                        As of 8/31/99
                             7-Day        Net Asset      Taxable Equivalent Yield*     Weighted Avg.   Net Assets
                          Current Yld.   Value (NAV)     @31%      @36%     @39.6%      Mat. (WAM)     (Millions)
NY Money
Market Series                2.49%          $1.00        3.87%     4.18%    4.43%         46 Days         $359
IBC Financial Data
Tax-Free State Specific
(SB & GP-NY) Avg.**          2.57%          $1.00        4.00%     4.31%    4.57%         52 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports the 7-Day Current Yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker (SB) & General Purpose
(GP)-New York) category as of August 30, 1999.

Weathering the "January effect"
In December 1998, we bought tax-exempt commercial paper of various New York municipalities. These purchases lengthened the Series' WAM and helped the Series weather the "January effect," which is a period of lower yields that typically occurs at the start of the calendar year. Yields slide as investors temporarily reinvest money received from coupon payments and maturing bonds in the tax-exempt money market. When our tax-exempt commercial paper matured in mid-February 1999, we reinvested some of the proceeds in prerefunded bonds, which are debt securities that will be retired prior to their original maturity date. The prerefunded bonds we purchased will be retired in the year 2000. Until then, the bonds are backed by direct obligations of the U.S. government and, therefore, are considered to have little credit risk.

Fed engineered a shift in U.S. monetary policy
As 1999 continued, more investors worried that the surprisingly powerful U.S. economy would overheat and spark higher inflation, which erodes the value of bonds.
To compensate for this risk, investors demanded higher yields on debt securities, including those in the tax-exempt money market. The rise in municipal money market yields accelerated in June as it became clear the Fed would boost short-term rates to slow U.S. economic growth and avoid higher inflation. On June 30, 1999, the
Federal funds rate was increased by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude

Review Cont'd.

on August 24, 1999, which left the rate at 5.25%. This time the Fed also hiked the discount rate (the rate it charges member banks to borrow at the discount window) to 4.75% from 4.50%.

As municipal money market yields climbed in June, we purchased
more prerefunded bonds and   insured bonds of New York issuers
maturing in one year or less. These bonds were a good alternative to the more conventional types of municipal money market securities. They provided attractive yields to compensate for the fact that short-term, insured tax-exempt bonds are usually issued in moderate-sized blocks. Many money managers prefer to buy larger blocks of bonds because they could be easier to sell. However, owning moderate-sized blocks of insured, short-term municipal bonds suited us because we do not plan to sell them.

Weighted Average Maturity Compared to the Average Municipal Money Fund
(GRAPH)

Looking Ahead
Fed poised to act again, if necessary

After their most recent meeting in early October 1999, Fed policy makers released a statement indicating they may consider hiking short-term rates in the near future and will be "especially alert" to trends that could boost inflationary pressures. Therefore, market participants will pay close attention to data on employment and consumer spending for goods and services, which is the main engine of the U.S. economy. If this data indicates that the U.S. economy is continuing to expand at a rapid pace, we believe there is a chance the Fed will hike rates in November 1999 to reverse the last of three rate cuts from the autumn of 1998.

Heading toward the end of 1999, the Series is positioned to have quick access to cash to meet any shareholder liquidity needs due to holiday expenditures or concerns about potential problems that may arise when computers switch their internal clocks from 1999 to the year 2000.

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                    NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.E.M.O.T.                                               A-1+(d)           3.05%      11/01/99   $  3,100     $  3,100,000
Arlington Central Sch. Dist., Ser. 97B                          Aaa               6.25       12/15/99        575          579,453
Buffalo,
   Ser. 99A                                                     Aaa               3.25        2/01/00      2,788        2,792,778
   Ser. 99B                                                     Aaa               3.25        2/01/00      1,115        1,116,911
Clinton Cnty. Ind. Dev. Agcy., Champlain Plastics Proj.,
   Ser. 98A, F.R.W.D., A.M.T.                                   NR                3.45        9/01/99      4,840        4,840,000
Copiague Union Free Sch. Dist., T.A.N.                          NR                4.00        6/26/00      8,000        8,033,540
Dutchess Cnty. Ind. Dev. Agcy., Marist College Civic
   Facility, Ser. 99A, F.R.W.D.                                 A-1+(d)           3.10        9/02/99      7,500        7,500,000
Erie Cnty., R.A.N.                                              MIG1              4.00       10/13/99      4,000        4,004,468
Hempstead Ind. Dev. Agcy. Rev., American Refuel - Duke,
   Ser. 98, F.R.W.D.                                            A-1(d)            3.40        9/01/99      5,000        5,000,000
Mamaroneck Union Free Sch. Dist.,
   Ser. 99, B.A.N.                                              NR                4.25        7/07/00        590          593,618
   Ser. 99, T.A.N.                                              NR                3.90        2/08/00      4,200        4,209,283
Monroe Cnty. Ind. Dev. Agcy. Rev., Genesee Valley, Ser.
   97, F.R.W.D., A.M.T.                                         VMIG1             3.25        9/02/99      2,900        2,900,000
Nassau Cnty.,
   Gen. Improv., Ser. W                                         Aaa               4.50        9/01/99      1,000        1,000,000
   Gen. Improv., Ser. X                                         Aaa               5.00       11/01/99      5,765        5,784,989
Nassau Cnty., Ind. Dev. Agcy. Rev., J.C. Solution Inc.
   Proj., Ser. 97, F.R.W.D., A.M.T.                             NR                3.45        9/01/99      3,200        3,200,000
New York City Hsg. Dev. Corp.,
   One Columbus Pl., Ser. 98A, F.R.W.D., A.M.T.                 A-1+(d)           3.25        9/01/99     25,000       25,000,000
   Macombs Pl., Ser. 98A, F.R.W.D., A.M.T.                      A-1+(d)           3.20        9/01/99      3,300        3,300,000
   Multifamily Mtg., River Ct. Proj., Ser. 97A, F.R.W.D.,
      A.M.T.                                                    A-1(d)            3.20        9/01/99      8,100        8,100,000
New York City Mun. Water Fin. Auth., Mun. Sec'd. Trust
   Receipts, Ser. SSP34, F.R.D.D.S.                             VMIG1             3.10        9/01/99      8,300        8,300,000
New York City Transitional Fin. Auth.,
   Future Tax Sec'd. Bonds, Ser. 1998, F.R.D.D.S.               A-1+(d)           3.10        9/01/99      3,400        3,400,000
   Future Tax Sec'd. Bonds, Ser. A-2, F.R.W.D.S.                VMIG1             3.15        9/01/99     15,700       15,700,000
New York City, Gen. Oblig.,
   Ser. 91A                                                     Aaa               7.25        3/15/00      2,950 (e)    3,060,162
   Ser. 94A-4, F.R.D.D.                                         VMIG1             2.85        9/01/99        550          550,000
   Ser. 96J-2, F.R.W.D.                                         VMIG1             3.15        9/01/99     10,400       10,400,000
   Ser. 96J-3, F.R.W.D.                                         VMIG1             3.15        9/01/99      3,000        3,000,000
   Ser. 97M                                                     A3                6.00        6/01/00      1,665        1,695,333

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
   City Univ. Sys., Ser. 90B                                    Aaa               9.00%       7/01/00   $  2,000     $  2,091,986
   Cornell Univ., T.E.C.P.                                      P-1               3.40       10/12/99      2,000        2,000,000
   New York Public Library, Ser. 1999B, F.R.W.D.                VMIG1             3.00        9/01/99      5,000        5,000,000
   Putters State Univ., Ser. 107, F.R.W.D.S.                    VMIG1             3.32        9/02/99      3,000        3,000,000
   Rockefeller Univ., Ser. 97-C3201, F.R.W.D.S.                 A-1+(d)           3.27        9/02/99      8,850        8,850,000
   State Univ. Edu. Facs., Ser. 90A                             AAA(d)            7.625       5/15/00      1,300 (e)    1,365,310
   State Univ. Edu. Facs., Ser. 90A                             AAA(d)            7.70        5/15/00      1,745 (e)    1,833,566
   State Univ. Edu. Facs., Ser. 1989                            Aaa               7.25        5/15/00      2,100 (e)    2,199,536
New York St. Energy Res. & Dev. Auth.,
   Central Hudson Gas & Elec., Ser. 85A, F.R.W.D.               P-1               3.10        9/02/99     24,250       24,250,000
   Citibank Eagle Trust, Ser. 94A, F.R.W.D.S.                   A-1(d)            3.27        9/02/99      7,000        7,000,000
   New York St. Elec. & Gas, Ser. 85A, A.N.N.O.T.               A-1+(d)           3.00        3/15/00      1,500        1,500,000
   New York St. Elec. & Gas, Ser. D2, F.R.D.D.                  VMIG1             2.95        9/01/99      2,900        2,900,000
   Niagara Mohawk Pwr. Corp., Ser. 85B, F.R.D.D.                P-1               2.95        9/01/99      3,600        3,600,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D., A.M.T.        P-1               3.00        9/01/99      2,800        2,800,000
New York St. Environ. Facs. Corp.,
   Ser. 97A, T.E.C.P.                                           VMIG1             3.15        9/08/99      4,000        4,000,000
   Ser. 97A, T.E.C.P.                                           VMIG1             3.25        9/10/99      6,800        6,800,000
New York St. Hsg. Fin. Agcy. Rev.,
   240 East 39th St., Ser. 97A, F.R.W.D., A.M.T.                VMIG1             3.20        9/01/99      8,000        8,000,000
   Talleyrand Crescent Hsg., Ser. 99A, F.R.W.D., A.M.T.         VMIG1             3.25        9/01/99      1,000        1,000,000
   Tribeca Landing Hsg., Ser. A, F.R.W.D., A.M.T.               VMIG1             3.20        9/01/99     10,000       10,000,000
   Union Square So. Hsg., Ser. 96A, F.R.W.D., A.M.T.            MIG1              3.10        9/01/99      5,000        5,000,000
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   St. Lukes Roosevelt, Ser. 89B                                Aaa               7.40        2/15/00        965 (e)    1,001,592
   St. Lukes Roosevelt, Ser. 89B                                Aaa               7.45        2/15/00      4,325 (e)    4,491,074
New York St. Thruway Auth. Rev.,
   Highway & Bridge Trust Fund, Ser. 1998A                      A3                4.50        4/01/00      5,680        5,725,036
   Local Highway & Bridge Service Contract Rev., Ser. 94        MIG1              5.20        4/01/00      5,425        5,481,903
   Ser. SGA 66, F.R.W.D.S.                                      A-1+(d)           3.25        9/01/99      3,845        3,845,000
New York St., Gen. Oblig.,
   Ser. 90                                                      A-2               6.70       11/15/99      4,200        4,230,289
   Ser. 92                                                      A-2               7.80       11/15/99      2,230        2,250,811
Niagara Cnty. Ind. Dev. Agcy. Rev., F.R.W.D., A.M.T.,
   Solid Waste Disp. Rev., American Refuel Co., Ser. 94C        P-1               3.20        9/01/99     10,800       10,800,000
   Solid Waste Disp. Rev., American Refuel Co., Ser. 96D        P-1               3.20        9/01/99      7,800        7,800,000
Onondaga Cnty. Ind. Dev. Agcy. Rev., Syracuse Research
   Corp., Ser. 97A, F.R.W.D.                                    A-1(d)            3.25        9/02/99      6,220        6,220,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Phillip Morris Co.,
   Ser. 92, F.R.W.D.                                            P-1               3.20        9/01/99     10,000       10,000,000
Port Auth. of New York & New Jersey, Ser. 93-1, F.R.W.D.        NR                3.307       9/07/99     12,000       12,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ramapo Hsg. Auth. Rev., Fountainview Proj., Ser. 98,
   F.R.W.D., A.M.T.                                             VMIG1             3.40%       9/01/99   $ 11,485     $ 11,485,000
Rockland Cnty. Ind. Dev. Agcy., Asstd. Living, Northern
   River, Ser. 99, F.R.W.D.                                     VMIG1             3.40        9/02/99      5,500        5,500,000
Smithtown Central Sch. Dist., T.A.N.                            MIG1              3.80        6/26/00      5,000        5,017,849
Wayne Central Sch. Dist.                                        Aaa               3.75        6/15/00      2,100        2,107,238
                                                                                                                     ------------
Total Investments--94.4%
(cost $338,306,725(b))                                                                                                338,306,725
Other assets in excess of liabilities--5.6%                                                                            20,249,243
                                                                                                                     ------------
Net Assets--100%                                                                                                     $358,555,968
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic (c).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (c).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (c).
    R.A.N.--Revenue Anticipation Note.
    S.E.M.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at amortized cost which approximates market value............................................      $  338,306,725
Cash......................................................................................................           3,017,799
Receivable for investments sold...........................................................................          14,603,250
Receivable for Series shares sold.........................................................................           4,372,999
Interest receivable.......................................................................................           2,212,234
Other assets..............................................................................................               7,948
                                                                                                                ---------------
   Total assets...........................................................................................         362,520,955
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           3,566,562
Management fee payable....................................................................................             153,259
Dividends payable.........................................................................................             149,700
Accrued expenses..........................................................................................              68,670
Distribution fee payable..................................................................................              21,097
Deferred trustee's fee....................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................           3,964,987
                                                                                                                ---------------
Net Assets................................................................................................      $  358,555,968
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    3,585,560
   Paid-in capital in excess of par.......................................................................         354,970,408
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  358,555,968
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share
   ($358,555,968 / 358,555,968 shares of beneficial interest issued and outstanding; unlimited number of
   shares authorized).....................................................................................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................     $11,838,887
                                                 ---------------
Expenses
   Management fee.............................       1,878,249
   Distribution fee...........................         469,562
   Transfer agent's fees and expenses.........          96,000
   Custodian's fees and expenses..............          80,000
   Reports to shareholders....................          37,000
   Registration fees..........................          19,000
   Legal fees and expenses....................          11,000
   Audit fees and expenses....................           8,000
   Trustees' fees and expenses................           4,500
   Miscellaneous..............................           9,090
                                                 ---------------
      Total expenses..........................       2,612,401
   Less: Custodian fee credit.................          (8,358)
                                                 ---------------
      Net expenses............................       2,604,043
                                                 ---------------
Net investment income.........................       9,234,844
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 9,234,844
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $     9,234,844    $    10,824,877
   Net realized gain on
      investment
      transactions...........        --                     3,750
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        9,234,844         10,828,627
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........       (9,234,844)       (10,828,627)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold...................    1,191,546,021      1,298,953,146
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........        9,050,815         10,570,063
   Cost of shares
      reacquired.............   (1,254,393,321)    (1,255,462,008)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions.....      (53,796,485)        54,061,201
                               ---------------    ---------------
Total increase (decrease)....      (53,796,485)        54,061,201
Net Assets
Beginning of year............      412,352,453        358,291,252
                               ---------------    ---------------
End of year..................  $   358,555,968    $   412,352,453
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                      PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements         NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the 'Series') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC. ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fees are accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $95,000 for the services of PMFS. As of August 31, 1999, approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       8

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                         Year Ended August 31,
                                                                            -----------------------------------------------
                                                                              1999         1998         1997         1996
                                                                            --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains............................         .02          .03          .03          .03
Dividends and distributions to shareholders.............................        (.02)        (.03)        (.03)        (.03)
                                                                            --------     --------     --------     --------
Net asset value, end of year............................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                            --------     --------     --------     --------
                                                                            --------     --------     --------     --------
TOTAL RETURN(a):........................................................        2.49%        2.94%        2.91%        2.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........................................    $358,556     $412,352     $358,291     $349,470
Average net assets (000)................................................    $375,650     $373,494     $326,092     $336,427
Ratios to average net assets:
   Expenses, including distribution fee.................................         .70%         .69%         .71%         .72%
   Expenses, excluding distribution fee.................................         .57%         .57%         .58%         .60%
   Net investment income................................................        2.46%        2.90%        2.87%        2.91%
                                                                            1995
                                                                          --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................................  $   1.00
Net investment income and net realized gains............................       .03
Dividends and distributions to shareholders.............................      (.03)
                                                                          --------
Net asset value, end of year............................................  $   1.00
                                                                          --------
                                                                          --------
TOTAL RETURN(a):........................................................      3.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........................................  $324,698
Average net assets (000)................................................  $292,763
Ratios to average net assets:
   Expenses, including distribution fee.................................       .73%
   Expenses, excluding distribution fee.................................       .61%
   Net investment income................................................      3.02%

---------------
(a) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       10

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                              NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income totaling $.02 per share were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who under-stands the markets and who knows you!

Keeping Up With the Joneses

A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

  Cusip
74435M721

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF127E

(ICON)

Prudential
Municipal
Series Fund
----------------
Ohio Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                        October 5, 1999
(PHOTO)

Dear Shareholder,
Prudential Municipal Series Fund--Ohio Series' Class A shares posted a negative return of 1.53% during our 12-month reporting period that ended August 31, 1999.
Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S.
economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation. This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team

I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series Fund--Ohio Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Scott Diamond, are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
(PHOTO)  (PHOTO)

Evan Lamp, team leader of the Municipal
Bonds Sector team, and Portfolio Manager
Scott Diamond

Investment Goals and Style

The Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.

Inflation fears battered the municipal bond market

Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal debt securities market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S. Treasury securities. Many investors purchased Treasuries for their relative safety after a global financial crisis spread beyond Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S. economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments. To compensate for this risk, investors demanded higher yields on municipal bonds and many other types of debt securities, causing their prices to tumble. Long-term municipal bonds sold off the most since their prices fall more rapidly than prices of shorter-term bonds for a given rise in yield. The Series posted negative annual returns, as did its benchmark Lipper
Average, amid this bearish trend.

Healthcare and zero coupon bonds hurt
Healthcare bonds are still performing poorly due to growing competitive pressures and credit-quality downgrades of certain hospital bonds by Moody's Investor Services. This has prompted us to reduce our exposure to the health-care sector from 22.13% of its total investments as of August 31, 1998 to 16.21% by the end of our fiscal year. We also significantly reduced our exposure to noncallable zero coupon bonds since they tend to underperform in a rising-interest-rate environment. Eliminating some from our portfolio has helped to reduce volatility in the Series. We redirected the available funds to appropriate bonds in the housing and industrial sectors, which offer attractive yields.

Improved credit quality helped
The Series' performance was enhanced when Guam Power
Authority bonds were prerefunded in the second half of our reporting period. This means these bonds will be retired ahead of schedule in October 2004. Until that date, the bonds will be backed by direct obligations of the U.S. government and, therefore, are considered to have little credit risk. Because their maturity was shortened and their credit quality improved, the bonds rallied sharply. We were particularly pleased because these bonds were among the Series' largest positions at the time the debt securities were prerefunded.

The Fed reversed the course of U.S. monetary policy

The downturn in the prices of municipal debt securities persisted for nearly 11 months of our fiscal year. In the spring of 1999, the sell-off accelerated because the Federal Reserve was expected to boost short-term interest rates to slow economic growth to a more sustainable pace and avoid rising inflation.

The Fed increased the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August 24, 1999, that left the Federal funds rate at 5.25%. This time the U.S. central bank also raised the discount rate (the rate it charges its member banks that borrow at the discount window) to 4.75% from 4.50%. When the Federal Reserve boosted short-term interest rates, it was reversing its earlier stance on monetary policy adopted in the autumn of 1998. At that time, it had embarked on a series of cuts in

Performance at a Glance

Cumulative Total Returns1                          As of 8/31/99
                                  One          Five              Ten              Since
                                  Year         Years            Years           Inception2
Class A                          -1.53%   29.39%  (29.16)        N/A           83.86%  (83.54)
Class B                          -1.82    26.95   (26.73)   81.69%  (81.37)   183.84  (181.84)
Class C                          -2.06    25.40   (25.18)        N/A           25.63   (25.41)
Lipper OH Muni Debt Fund Avg.3   -0.97    30.42                  90.68              ***

Average Annual Total Returns1                                    As of 9/30/99
           One        Five            Ten           Since
           Year       Years          Years        Inception2
Class A   -6.20%   4.96% (4.92)       N/A        6.15% (6.13)
Class B   -8.50    5.04  (5.00)   6.16% (6.15)   7.19  (7.13)
Class C   -5.70    4.73  (4.70)       N/A        4.30  (4.27)

Distributions and Yields                                   As of 8/31/99
               Total                          Taxable Equivalent Yield4
           Distributions         30-Day           at Tax Rates of
          Paid for 12 Mos.     SEC Yield        36%              39.6%
Class A        $0.81             3.89%         6.55%             6.94%
Class B        $0.78             3.76          6.33              6.71
Class C        $0.75             3.47          5.84              6.19

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper,
Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 9/20/84; and Class C, 8/1/94.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Ohio Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

*** Lipper Since Inception returns are 86.38% for Class A;
207.24% for Class B; and 30.79% for Class C, based on all funds in each share class.

Review Cont'd.

the Federal funds rate to bolster economic activity in the United States and to calm the financial markets during the worst of the global financial crisis.

Looking Ahead
Fed poised to act again, if
necessary

If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline. State and local governments would have fewer opportunities to refinance their higher-rate debt securities. Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds in order to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis. In early October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable
Treasuries. This is well above the historical average of approximately 87%.


Five Largest Issuers
Expressed as a percentage of net
assets as of 8/31/99

Ohio State Air Quality            6.9%
Development Authority Rev.

Ohio State Turnpike               6.8
Commission Revenue

Franklin County Hospital*         4.8

Guam Power                        4.8
Authority Revenue*

Sycamore Community                4.7
School District

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99

Revenue Bonds            50%
General Obligations      29
Prerefunded Bonds        17
Miscellaneous             4

Credit Breakdown
Expressed as a percentage of total investments as of 8/31/99

AAA      10%
AA       12
A         4
BBB      20
BB        4
B         1
Insured  49

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                     OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.8%
------------------------------------------------------------------------------------------------------------------------------
Akron Econ. Dev. Rev., M.B.I.A.                                Aaa               6.00%      12/01/12   $  1,750       $ 1,872,290
Akron, Gen. Oblig.                                             A2               10.50       12/01/04        200           254,466
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.        Aaa               6.50       12/01/16      1,000         1,077,510
Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.               Aaa               5.85       12/01/15        700           721,056
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                      NR               11.75        8/01/14        600           641,700
Clear Fork Valley Loc. Sch. Dist., Richland Cnty.              AA-(b)           Zero        12/01/24        845           199,031
Cleveland Arpt. Spl. Rev. Ref., Continental Airlines,
   Inc., A.M.T.                                                Ba2              5.70        12/01/19        650(e)        603,902
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa              Zero         6/01/05        490           373,454
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa             Zero          6/01/06        400           289,072
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa             Zero          6/01/07        315           215,154
   Sch. Impvt., Ser. B, F.G.I.C.                               Aaa             Zero         12/01/08        550           345,499
Cleveland Cuyahoga Cnty. Port Auth. Rev.                       NR                5.375       5/15/19      1,000           922,050
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.          AA(b)             7.625      12/31/11      1,885 (d)     2,255,987
Columbus, Gen. Oblig., Mun. Arpt. No. 32, A.M.T.               Aaa               7.15        7/15/06        435           455,684
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                 A1                6.25        8/15/05      1,500 (d)     1,652,160
Dayton, Gen. Oblig., M.B.I.A.                                  Aaa               7.00       12/01/07        480 (f)       550,138
Dover Mun. Elec. Sys. Rev., F.G.I.C.                           Aaa               5.95       12/01/14      1,000         1,035,570
Fairfield City Sch. Dist., Cap. Apprec., Ref., Sch.
   Impvt.                                                      A1              Zero         12/01/09        515           303,376
Franklin Cnty. Hosp. Rev.,
   Holy Cross Hlth. Sys., Ser. B, A.M.B.A.C.                   Aaa               7.65        6/01/00      2,500 (d)     2,620,750
   Senior Doctors Hlth. Corp., Ser. A                          Baa3              5.60       12/01/28      1,000           880,390
Franklin Cnty. Pub. Impvt., Ser. 93                            Aaa               5.375      12/01/20      3,000 (f)     2,938,350
Greene Cnty. Cap. Apprec.,
   Swr. Sys. Rev., A.M.B.A.C.                                  Aaa             Zero         12/01/08        450           282,681
   Wtr. Sys. Rev., Ser. A, F.G.I.C.                            Aaa               6.125      12/01/21      1,000         1,034,110
Guam Pwr. Auth. Rev., Ser. A                                   BBB(b)            6.75       10/01/04      3,110 (d)     3,484,817
Hilliard City Sch. Dist., Cap. Apprec. Impvt., Ser. A,
   F.G.I.C.                                                    Aaa             Zero         12/01/09      2,855         1,690,246
Huber Heights Water Sys. Rev., Cap. Apprec., M.B.I.A.          Aaa             Zero         12/01/23      1,000           250,130
Lorain Cnty. Hosp. Rev., Ref. Mtge., Elyria United
   Methodist Village                                           NR                6.875       6/01/22      2,500 (f)     2,637,350
Lucas Cnty. Hlth. Fac. Rev., Ref., Ohio Presbyterian
   Retirement Svcs.                                            NR                6.625       7/01/14      1,750 (f)     1,828,190
Lucas Cnty. Hosp. Rev., Promedica Healthcare Oblig., Ser.
   96, M.B.I.A.                                                Aaa               5.75       11/15/09      3,000         3,150,570
Marysville Village Sch. Dist., Gen. Oblig., Sch. Impvt.,
   M.B.I.A.                                                    Aaa             Zero         12/01/15        865           359,892
Miami Cnty. Hosp. Fac. Rev., Ref. & Impvt., Upper Valley
   Med. Ctr.                                                   Baa2              6.375       5/15/26      1,000           988,630
Montgomery Cnty. Hlth. Sys. Rev., Ref., Franciscan Med.
   Ctr., Dayton                                                Baa1              5.50        7/01/18      1,750         1,580,635

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                       OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                     Aaa              Zero         9/01/05    $ 1,000       $   753,200
   Greater Moraine, Beaver Creek, F.G.I.C.                     Aaa              Zero         9/01/07        500           337,340
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.            Aaa               7.50%      12/01/14        500           564,600
Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt.,
   Cap. Apprec., A.M.B.A.C.                                    Aaa             Zero         12/01/06        805           567,927
   Cap. Apprec., Ref., F.G.I.C.                                Aaa             Zero         12/01/18      1,495           504,832
Ohio Hsg. Fin. Agy., Mtg. Rev.,
   G.N.M.A., A.M.T.                                            AAA(b)            6.05        9/01/17        990         1,014,622
   Ser. C, G.N.M.A., A.M.T.                                    AAA(b)            5.45        9/01/12      1,395         1,368,425
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Cleveland Elec. Co. Proj., Ref., A.M.T.                     Ba1               6.10        8/01/20      1,000           972,900
   Cleveland Elec. Co. Proj., Ref., F.G.I.C.                   Aaa               8.00       12/01/13      2,500         2,769,350
   Edison Proj., Ser. A, F.G.I.C                               Aaa               7.45        3/01/16      1,250         1,294,637
Ohio St. Bldg. Auth.,
   Das Data Ctr. Proj.,                                        Aa2               6.00       10/01/08        615           664,557
   St. Fac. Admin. Bldg., Ser. A                               Aa2               5.375      10/01/14      1,000           996,370
Ohio St. Environ. Impvt. Rev., Ref., USX Corp. Proj.           Baa2              5.625       5/01/29      1,000           907,300
Ohio St. Higher Edl. Fac. Comn. Rev., Case Western Resv.
   Univ., Ser. B                                               Aa3               6.50       10/01/20        750           839,692
Ohio St. Solid Waste Disposal Rev., USG Corp. Proj.
   A.M.T.                                                      Baa2              6.05        8/01/34      1,000           977,910
Ohio St. Solid Waste Rev., A.M.T.                              NR                8.50        8/01/22        500           504,595
Ohio St. Tpk. Comm., Tpk. Rev., Ref., Series A, F.G.I.C.       Aaa               5.50        2/15/24      5,000         4,953,400
Ohio St. Water Dev. Auth., Pollution Control Fac. Rev.         Ba3               5.25        9/01/33      1,250 (e)     1,247,600
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                     Aaa             Zero         12/01/08        890           559,080
   Gen. Oblig., A.M.B.A.C.                                     Aaa             Zero         12/01/13        525           241,306
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                               Baa1            Zero          7/01/06      3,000         2,155,050
Sugarcreek Local Sch. Dist., Cap. Apprec., F.G.I.C.            Aaa             Zero         12/01/08        500           316,080
Sycamore Cmnty. Sch. Dist.                                     AA+(b)            5.375      12/01/12        750           760,237
Sycamore Cmnty. Sch. Dist.                                     AA+(b)            5.375      12/01/13      1,305         1,315,884
Sycamore Cmnty. Sch. Dist.                                     AA+(b)            5.375      12/01/14      1,375         1,382,714
Trumbull Cnty. Correctional Fac., Cap. Apprec.,
   A.M.B.A.C.                                                  Aaa             Zero         12/01/09      1,250           740,037
Univ. of Akron Gen. Rcpts., F.G.I.C.                           Aaa               5.75        1/01/14      1,000         1,028,440
Univ. of Puerto Rico Rev., Cap. Apprec. Ref., Ser. N,
   M.B.I.A.                                                    Aaa             Zero          6/01/13      4,245         2,048,510
Virgin Islands Pub. Fin. Auth. Rev., Ref., Matching Loan
   Notes, Ser. A                                               NR                7.25       10/01/02      1,000 (d)     1,104,130
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                          NR                7.75       10/01/01        335 (d)       357,747
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A      NR                7.40        7/01/01        875 (d)       930,895
Woodmore Indpt. Sch. Dist., Gen. Oblig., A.M.B.A.C.            Aaa             Zero         12/01/06        480           339,840
                                                                                                                      -----------
Total long-term investments (cost $69,337,763)                                                                        $72,014,047
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1999                      OHIO SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                                 Principal
                                                                 Rating         Interest     Maturity     Amount         Value
Description (a)                                                (Unaudited)        Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.5%
Ohio St. Air Quality Dev. Auth. Rev., Ser. B, F.R.D.D.         A-1+(b)           3.00%       9/01/99   $    300       $   300,000
Ohio St. Solid Waste Rev., F.R.D.D                             VMIG1             3.05        9/01/99      1,500         1,500,000
                                                                                                                      -----------
Total short-term investments (cost $1,800,000)                                                                        $ 1,800,000
                                                                                                                      -----------
Total Investments--101.3 %
(cost $71,137,763; Note 4)                                                                                             73,814,047
Liabilities in excess of other assets--(1.3)%                                                                            (929,503)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $72,884,544
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note(c).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) Represents when-issued security.
(f) All or partial principal amount pledged as collateral for financial futures contracts or when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $71,137,763)..................................................................      $  73,814,047
Cash......................................................................................................             82,058
Interest receivable.......................................................................................            842,442
Receivable for investments sold...........................................................................            234,845
Due from broker - variation margin........................................................................             12,656
Receivable for Series shares sold.........................................................................                800
Other assets..............................................................................................              2,187
                                                                                                                ---------------
   Total assets...........................................................................................         74,989,035
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          1,892,428
Payable for Fund shares reacquired........................................................................             68,770
Dividends payable.........................................................................................             50,540
Accrued expenses..........................................................................................             34,584
Management fee payable....................................................................................             31,220
Distribution fee payable..................................................................................             21,251
Deferred trustee's fees...................................................................................              5,698
                                                                                                                ---------------
   Total liabilities......................................................................................          2,104,491
                                                                                                                ---------------
Net Assets................................................................................................      $  72,884,544
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      64,301
   Paid-in capital in excess of par.......................................................................         69,777,671
                                                                                                                ---------------
                                                                                                                   69,841,972
   Accumulated net realized gain on investments...........................................................            300,725
   Net unrealized appreciation on investments.............................................................          2,741,847
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  72,884,544
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($46,774,958 / 4,127,711 shares of beneficial interest issued and outstanding)......................             $11.33
   Maximum sales charge (3% of offering price)............................................................                .35
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.68
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($25,772,611 / 2,272,711 shares of beneficial interest issued and outstanding)......................             $11.34
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value and redemption price per share
      ($336,975 / 29,716 shares of beneficial interest issued and outstanding)............................             $11.34
   Sales charge (1% of offering price)....................................................................                .11
                                                                                                                ---------------
   Offering price to public...............................................................................             $11.45
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $ 4,489,574
                                               ---------------
Expenses
   Management fee...........................         407,892
   Distribution fee--Class A................         100,947
   Distribution fee--Class B................         152,281
   Distribution fee--Class C................           2,166
   Custodian's fees and expenses............          86,000
   Reports to shareholders..................          41,000
   Transfer agent's fees and expenses.......          40,000
   Registration fees........................          21,000
   Legal fees and expenses..................          13,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           9,165
                                               ---------------
      Total expenses........................         887,951
   Less: Custodian fee credit...............          (2,050)
                                               ---------------
      Net expenses..........................         885,901
                                               ---------------
Net investment income.......................       3,603,673
                                               ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain on:
   Investment transactions..................         471,507
   Financial futures transactions...........         298,299
                                               ---------------
                                                     769,806
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................      (5,450,009)
   Financial futures contracts..............         (22,843)
                                               ---------------
                                                  (5,472,852)
                                               ---------------
Net loss on investments.....................      (4,703,046)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $(1,099,373)
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income...........  $ 3,603,673    $  4,242,234
   Net realized gain on investment
      transactions.................      769,806       1,457,787
   Net change in unrealized
      appreciation of
      investments..................   (5,472,852)      1,626,248
                                     -----------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations...................   (1,099,373)      7,326,269
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends to shareholders from
      net investment income
      Class A......................   (2,304,508)     (2,519,282)
      Class B......................   (1,287,519)     (1,716,610)
      Class C......................      (11,646)         (6,342)
                                     -----------    ------------
                                      (3,603,673)     (4,242,234)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................      (38,470)         (4,269)
      Class B......................      (23,367)         (3,222)
      Class C......................         (164)            (14)
                                     -----------    ------------
                                         (62,001)         (7,505)
                                     -----------    ------------
   Distributions from net realized
      gains
      Class A......................   (1,111,350)       (268,925)
      Class B......................     (675,050)       (202,959)
      Class C......................       (4,744)           (850)
                                     -----------    ------------
                                      (1,791,144)       (472,734)
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    6,020,350       3,719,541
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    3,287,977       2,728,980
   Cost of shares reacquired.......  (16,660,880)    (14,076,854)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (7,352,553)     (7,628,333)
                                     -----------    ------------
Total decrease.....................  (13,908,744)     (5,024,537)
Net Assets
Beginning of year..................   86,793,288      91,817,825
                                     -----------    ------------
End of year........................  $72,884,544    $ 86,793,288
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the 'Series') commenced investment operations in September, 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from Ohio state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gains. The Series seeks to achieve this objective by investing primarily in Ohio state, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute
--------------------------------------------------------------------------------
                                       8

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements           OHIO SERIES
--------------------------------------------------------------------------------
of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $62,001, due to the sale of securities purchased with market discount during the year ended August 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective January 1, 1999, such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively. Prior to January 1, 1999, the expenses were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they received approximately $6,000 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $36,800 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement (the 'SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $34,100 for the services of PMFS. As of August 31, 1999, approximately $2,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $36,131,913 and $44,465,556, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,676,284 (gross unrealized appreciation--$3,656,542; gross unrealized depreciation--$980,258).
--------------------------------------------------------------------------------
                                       9

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              OHIO SERIES
--------------------------------------------------------------------------------
During the year ended August 31, 1999, the Series entered into financial futures contracts. Details of open contracts at August 31, 1999 are as follows:

                                                 Value at       Value at        Unrealized
  Number of                      Expiration     August 31,       Trade        Appreciation/
  Contracts          Type           Date           1999           Date        (Depreciation)
-------------    ------------    -----------    ----------     ----------     --------------
Short Positions:
17               Muni Bond
                 Future          Sept. 1999     $1,954,469     $1,999,219        $ 44,750
18               Muni Bond
                 Future           Dec. 1999     $2,052,000     $2,072,813        $ 20,813
                                                ----------     ----------          ------
                                                 4,006,469      4,072,032          65,563
                                                ----------     ----------          ------
                                                ----------     ----------          ------

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A                                   Shares       Amount
---------------------------------------  --------    -----------
Year ended August 31, 1999:
Shares sold............................   275,877    $ 3,318,064
Shares issued in reinvestment of
  dividends
  and distributions....................   177,578      2,124,198
Shares reacquired......................  (695,495)    (8,255,801)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (242,040)    (2,813,539)
Shares issued upon conversion from
  Class B..............................   181,742      2,187,166
                                         --------    -----------
Net decrease in shares outstanding.....   (60,298)   $  (626,373)
                                         --------    -----------
                                         --------    -----------
Year ended August 31, 1998:
Shares sold............................   119,495    $ 1,453,990
Shares issued in reinvestment of
  dividends
  and distributions....................   135,599      1,646,460
Shares reacquired......................  (575,569)    (6,996,342)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (320,475)    (3,895,892)
Shares issued upon conversion from
  Class B..............................   244,351      2,964,239
                                         --------    -----------
Net decrease in shares outstanding.....   (76,124)   $  (931,653)
                                         --------    -----------
                                         --------    -----------
Class B                                   Shares       Amount
---------------------------------------  --------    -----------
Year ended August 31, 1999:
Shares sold............................   209,044    $ 2,517,815
Shares issued in reinvestment of
  dividends
  and distributions....................    96,304      1,154,072
Shares reacquired......................  (698,008)    (8,392,171)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (392,660)    (4,720,284)
Shares reacquired upon conversion into
  Class A..............................  (181,591)    (2,187,166)
                                         --------    -----------
Net decrease in shares outstanding.....  (574,251)   $(6,907,450)
                                         --------    -----------
                                         --------    -----------
Year ended August 31, 1998:
Shares sold............................   176,720    $ 2,148,713
Shares issued in reinvestment of
  dividends
  and distributions....................    88,790      1,078,882
Shares reacquired......................  (582,208)    (7,068,071)
                                         --------    -----------
Net decrease in shares outstanding
  before conversion....................  (316,698)    (3,840,476)
Shares reacquired upon conversion into
  Class A..............................  (244,213)    (2,964,239)
                                         --------    -----------
Net decrease in shares outstanding.....  (560,911)   $(6,804,715)
                                         --------    -----------
                                         --------    -----------
Class C
---------------------------------------
Year ended August 31, 1999:
Shares sold............................    15,141    $   184,471
Shares issued in reinvestment of
  dividends
  and distributions....................       816          9,707
Shares reacquired......................    (1,115)       (12,908)
                                         --------    -----------
Net increase in shares outstanding.....    14,842    $   181,270
                                         --------    -----------
                                         --------    -----------
Year ended August 31, 1998:
Shares sold............................     9,671    $   116,838
Shares issued in reinvestment of
  dividends
  and distributions....................       299          3,638
Shares reacquired......................    (1,028)       (12,441)
                                         --------    -----------
Net increase in shares outstanding.....     8,942    $   108,035
                                         --------    -----------
                                         --------    -----------

--------------------------------------------------------------------------------
                                       10

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    OHIO SERIES
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                       -------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $ 12.31     $ 11.95     $ 11.70     $ 11.92     $ 11.72
                                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................        .54         .60         .63(a)      .63(a)      .65(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................       (.71)        .42         .27        (.15)        .20
                                                                       -------     -------     -------     -------     -------
   Total from investment operations................................       (.17)       1.02         .90         .48         .85
                                                                       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................       (.54)       (.60)       (.63)       (.63)       (.65)
Distributions in excess of net investment income...................       (.01)         --(c)       --(c)       --          --
Distributions from net realized gains..............................       (.26)       (.06)       (.02)       (.07)         --
                                                                       -------     -------     -------     -------     -------
   Total distributions.............................................       (.81)       (.66)       (.65)       (.70)       (.65)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $ 11.33     $ 12.31     $ 11.95     $ 11.70     $ 11.92
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................      (1.53)%      8.80%       7.92%       4.02%       7.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $46,775     $51,546     $50,977     $49,851     $51,132
Average net assets (000)...........................................    $50,833     $51,082     $51,641     $51,205     $29,904
Ratios to average net assets:
   Expenses, including distribution fees...........................        .97%        .83%        .80%(a)     .80%(a)     .83(a)
   Expenses, excluding distribution fees...........................        .77%        .73%        .70%(a)     .70%(a)     .73(a)
   Net investment income...........................................       4.53%       4.93%       5.37%(a)    5.27%(a)    5.50(a)
For Class A, B and C shares:
   Portfolio turnover rate.........................................         45%         30%         22%         35%         38%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                       PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                   OHIO SERIES
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                       -------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                       -------------------------------------------------------
                                                                        1999        1998        1997        1996        1995
                                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $ 12.32     $ 11.96     $ 11.71     $ 11.93     $ 11.73
                                                                       -------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................        .51         .55         .59(a)      .58(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................       (.71)        .42         .27        (.15)        .20
                                                                       -------     -------     -------     -------     -------
   Total from investment operations................................       (.20)        .97         .86         .43         .80
                                                                       -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................       (.51)       (.55)       (.59)       (.58)       (.60)
Distributions in excess of net investment income...................       (.01)         --(c)       --(c)       --          --
Distributions from net realized gains..............................       (.26)       (.06)       (.02)       (.07)         --
                                                                       -------     -------     -------     -------     -------
   Total distributions.............................................       (.78)       (.61)       (.61)       (.65)       (.60)
                                                                       -------     -------     -------     -------     -------
Net asset value, end of year.......................................    $ 11.34     $ 12.32     $ 11.96     $ 11.71     $ 11.93
                                                                       -------     -------     -------     -------     -------
                                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................      (1.82)%      8.36%       7.49%       3.61%       7.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $25,773     $35,064     $40,770     $50,998     $62,805
Average net assets (000)...........................................    $30,456     $37,848     $45,503     $57,909     $85,410
Ratios to average net assets:
   Expenses, including distribution fees...........................       1.27%       1.23%       1.20%(a)    1.20%(a)    1.22%(a)
   Expenses, excluding distribution fees...........................        .77%        .73%        .70%(a)     .70%(a)     .72%(a)
   Net investment income...........................................       4.23%       4.54%       4.97%(a)    4.87%(a)    5.27%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         OHIO SERIES
--------------------------------------------------------------------------------

                                                                                            Class C
                                                                       --------------------------------------------------
                                                                                     Year Ended August 31,
                                                                       --------------------------------------------------
                                                                        1999       1998       1997       1996       1995
                                                                       ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $12.32     $11.96     $11.71     $11.93     $11.73
                                                                       ------     ------     ------     ------     ------
Income from investment operations
Net investment income..............................................       .48        .52        .56(a)     .55(a)     .57(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................      (.71)       .42        .27       (.15)       .20
                                                                       ------     ------     ------     ------     ------
   Total from investment operations................................      (.23)       .94        .83        .40        .77
                                                                       ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income...............................      (.48)      (.52)      (.56)      (.55)      (.57)
Distributions in excess of net investment income...................      (.01)        --(c)      --(c)      --         --
Distributions from net realized gains..............................      (.26)      (.06)      (.02)      (.07)        --
                                                                       ------     ------     ------     ------     ------
   Total distributions.............................................      (.75)      (.58)      (.58)      (.62)      (.57)
                                                                       ------     ------     ------     ------     ------
Net asset value, end of year.......................................    $11.34     $12.32     $11.96     $11.71     $11.93
                                                                       ------     ------     ------     ------     ------
                                                                       ------     ------     ------     ------     ------
TOTAL RETURN(b):...................................................     (2.06)%     8.09%      7.22%      3.36%      6.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................      $337       $183        $71        $44       $126
Average net assets (000)...........................................      $289       $149        $57        $97       $ 61
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.52%      1.48%      1.45%(a)   1.45%(a)   1.49%(a)
   Expenses, excluding distribution fees...........................       .77%       .73%       .70%(a)    .70%(a)    .74%(a)
   Net investment income...........................................      4.03%      4.26%      4.72%(a)   4.62%(a)   4.76%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants            OHIO SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Ohio Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       14

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                OHIO SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.54 per Class A share, $.51 per Class B share and $.48 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B and C shares $.024 (special taxable income and short-term capital gains) which is taxable as ordinary income and a long-term capital gain distribution of $.245 per Class A, B and C shares which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

Comparing a $10,000 Investment
--------------------------------------------------
Prudential Municipal Series Fund--Ohio Series vs.
the Lehman Brothers Municipal Bond Index

Class A                             Average Annual Total Returns
(GRAPH)                             With Sales Load

                                    Since Inception   6.21%   (6.19%)
                                    Five Years        4.65%   (4.61%)
                                    One Year         -4.48%

                                    Without Sales Load
                                    Since Inception   6.55%   (6.53%)
                                    Five Years        5.29%   (5.25%)
                                    One Year         -1.53%

Class B                             Average Annual Total Returns
(GRAPH)                             With Sales Load

                                    Since Inception   7.23%   (7.18%)
                                    Ten Years         6.15%   (6.13%)
                                    Five Years        4.72%   (4.69%)
                                    One Year         -6.82%

                                    Without Sales Load
                                    Since Inception   7.23%   (7.18%)
                                    Ten Years         6.15%   (6.13%)
                                    Five Years        4.89%   (4.85%)
                                    One Year         -1.82%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by me asuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential
Municipal Series Fund--Ohio Series (Class A, B, and C shares) with a similar investment in the Lehman Brothers Municipal Bond
Index (the Index) by portraying the account values at the commencement of operations of Class A and C shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, and 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were

Class C                             Average Annual Total Returns
(GRAPH)                             With Sales Load

                                    Since Inception   4.39%   (4.35%)
                                    Five Years        4.42%   (4.38%)
                                    One Year         -4.04%

                                    Without Sales Load
                                    Since Inception   4.59%   (4.56%)
                                    Five Years        4.63%   (4.59%)
                                    One Year         -2.06%


reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class   NASDAQ    Cusip
  A     PROHX   74435M838
  B       --    74435M846
  C       --    74435M499

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF123E

(ICON)

Prudential
Municipal
Series Fund
---------------------
Pennsylvania Series

ANNUAL
REPORT
Aug. 31, 1999

(LOGO)

A Message from the Fund's President                             October 5, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Municipal Series Fund--Pennsylvania Series' Class A shares posted a negative return of 1.35% during our 12-month reporting period that ended August 31, 1999. Its benchmark Lipper Average also generated a negative return as inflation fears caused a broad sell-off in the U.S. bond markets. The following report takes a closer look at recent bond market events and explains how the Series was positioned.

While municipal bond prices gained early in our reporting period, the rally was short-lived. Signs that the U.S. economy was continuing to grow at a rapid pace fueled concerns about higher inflation. Since a rise in inflation would reduce the value of bonds' fixed-income payments, investors demanded higher yields on debt securities as compensation. This, in turn, caused bond prices to fall during most of our reporting period.

One integrated and expanded team
I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale now also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The Municipal Bonds Sector team, headed by Evan Lamp, is now responsible for the day-to-day management of your Prudential Municipal Series Fund--Pennsylvania Series. Many of the investment professionals who supported the management of the Series in the past, including Portfolio Manager Jim Murphy, are part of this new team.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Municipal Series Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)  (PHOTO)

Evan Lamp, team leader of the Municipal Bonds Sector team, and Portfolio Manager James M. Murphy

Investment Goals and Style
The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania State personal and federal income taxes, consistent with the preservation of capital. However, certain shareholders may be subject to the alternative minimum tax (AMT) because some of the Series' bonds are AMT eligible. There can be no assurance the Series will achieve its investment objective.

Inflation fears battered the municipal bond market
Our fiscal year that ended on August 31, 1999, will be remembered as a challenging period in the history of the municipal debt securities market. For the first several weeks, prices of tax-exempt bonds rallied in sympathy with U.S. Treasuries. Investors purchased Treasuries for their relative safety after a global financial crisis spread beyond Asia to Russia and Latin America in the summer of 1998.

But concern about the global financial crisis gave way to fears that a surprisingly strong U.S. economy and soaring oil prices might boost inflation, which eats into the value of bonds' fixed-interest payments. To compensate for this risk, investors demanded higher yields on municipal bonds and many other types of debt securities, which caused their prices to tumble. Long-term municipal bonds sold off the most since their prices fall more rapidly than the prices of shorter-term bonds for a given rise in yield. Amid this bearish trend, the Series posted negative annual returns, as did its benchmark Lipper Average.

BBB rated bonds enhanced the Series' performance
When the tax-exempt bond market sold off, prices of lower-rated municipal debt securities tended to decline less than prices of more highly rated ones. This was particularly true of lower-rated bonds in economically sensitive sectors such as transportation and industrial development. For this reason, we held on to our lower-rated municipal bonds, such as those rated BBB. We also bought newly issued bonds in this ratings category that provided very attractive yields. Among our purchases were debt securities of the Pennsylvania Economic Development Financing Authority, issued on behalf of a solid waste disposal project belonging to USG Corp. Bonds rated BBB comprised 17% of the Series' total investments as of August 31, 1999.

We cut exposure to zero coupon bonds
Prices of zero coupon bonds fell rapidly as the municipal securities market sold off because the bonds lack periodic interest payments to cushion their prices. Zero coupon bonds are purchased at a price substantially below their face value. Investors are paid interest at maturity when they receive the difference between the purchase price of the zero coupon bonds and their face value.

We lowered the Series' exposure to zero coupon bonds from roughly 18% of its total investments as of August 31, 1998 to 12% at the end of August 1999. Selling these bonds helped to reduce the Series' duration (a measure of its sensitivity to changes in the level of interest rates) from 7.5 years at the start of our fiscal year to 7.3 years by the end of the period. Most of our sales of zero coupon bonds occurred in March and April 1999--before anticipation of an increase in short-term U.S. interest rates caused the sell-off in the municipal bond market to accelerate.

The Fed reversed the course of U.S. monetary policy
In mid-May 1999, Federal Reserve policy makers issued a statement indicating they were leaning toward boosting short-term interest rates. By hiking these key rates, the Fed intended to slow U.S. economic growth to a more sustainable pace and avoid rising inflation. The Fed increased the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point to 5.00% on June 30, 1999. That move was followed by a second of the same magnitude on August 24, 1999, that left the Federal funds rate at 5.25%. This time the Fed also raised the discount rate (the rate

Performance at a Glance

Cumulative Total Returns1                                As of 8/31/99

                 One         Five               Ten              Since
                 Year        Years             Years           Inception2
Class A         -1.35%   30.47% (30.22)         N/A          84.60% (84.05)
Class B         -1.65    28.02  (27.77)   83.06% (82.34)    111.62 (108.90)
Class C         -1.91    26.43  (26.18)         N/A          26.60  (26.35)
Lipper PA Muni
Debt Fund Avg.3 -1.39    30.46                 93.16             ***

Average Annual Total Returns1                          As of 9/30/99

          One        Five            Ten            Since
          Year       Years          Years         Inception2
Class A   -5.93%  5.12% (5.07)       N/A         6.17% (6.14)
Class B   -8.30   5.20  (5.16)   6.23% (6.18)    6.16  (6.05)
Class C   -5.52   4.89  (4.84)       N/A         4.41  (4.37)


Distributions and Yields                      As of 8/31/99

               Total                           Taxable Equivalent Yield4
           Distributions          30-Day            At Tax Rates Of
           Paid for 12 Mos.     SEC Yield      36%           39.6%
Class A        $0.65              4.10%       6.59%          6.98%
Class B        $0.62              3.97        6.38           6.76
Class C        $0.59              3.68        5.92           6.27

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B, 4/3/87; and Class C, 8/1/94.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Pennsylvania Municipal Debt Fund category.

4 Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 87.86% for Class A, 118.84% for Class B, and 30.77% for Class C, based on all funds in each share class.

Review Cont'd.
-------------------------------------------------------------------------------
it charges its member banks that borrow at the discount window) to 4.75% from 4.50%. When the Fed hiked short-term rates, it was reversing an earlier stance on monetary policy adopted in the autumn of 1998. At that time, it had embarked on a series of three cuts in the Federal funds rate to calm financial markets and bolster U.S. economic activity during the most critical period of the global financial crisis.

Looking Ahead
Fed poised to act again, if necessary
If the U.S. economy does not lose steam quickly enough, we believe the Federal Reserve will continue to increase short-term interest rates to slow the economic expansion to a more sustainable pace. After their latest meeting in early October 1999, Fed policy makers released a statement saying they were considering hiking rates again and would be "especially alert" to trends that could boost inflationary pressures.

Should the Fed act and bond yields continue to rise, the supply of newly issued municipal bonds could decline. State and local governments would have fewer opportunities to refinance their higher-rate debt securities.

Moreover, if interest rates climbed sharply, some cost-conscious state and local governments may postpone issuing bonds to raise money for new projects. Retail investors, on the other hand, are attracted to tax-exempt debt securities in higher-interest-rate environments. This combination of shrinking supply and growing demand could allow municipal bonds to perform better than comparable Treasuries.

But what if the Fed left monetary policy unchanged and bond yields failed to move sharply higher? We believe municipal bonds are still a good buy on a relative basis. In early October 1999, an insured, 30-year municipal bond rated AAA yielded roughly 95% as much as comparable Treasuries. This is well above the historical average of approximately 87%.

Five Largest Issuers
Expressed as a percentage of net assets as of 8/31/99

Philadelphia               7.1%
Industrial Development*

Puerto Rico                5.1
Commonwealth*

Delaware County*           4.3

Allegheny County           3.8
Hospital Dev. Authority

Pittsburgh Water &         3.6
Sewer Authority

* Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.

Portfolio Composition
Expressed as a percentage of total investments as of 8/31/99

Revenue Bonds               54%
Prerefunded Bonds           23
General Obligations         18
Miscellaneous                4
Cash Equivalents             1

Credit Breakdown
Expressed as a percentage of total investmentsas of 8/31/99

AAA                         13%
AA                           2
A                           17
BBB                         17
BB                           6
Insured                     43
Other                        1
Cash Equivalents             1

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, A.M.T., F.S.A.      Aaa              6.60%       1/01/04    $  1,000     $  1,060,530
   Pittsburgh Int'l. Arpt., A.M.T., M.B.I.A.                    Aaa              5.75        1/01/14       2,435        2,497,044
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.                 Aaa              6.25        9/01/20       1,750        1,723,872
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/14       2,000          861,820
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/16       2,000          758,100
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/18       2,000          667,980
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/19       4,000        1,258,880
   West Penn. Hosp. Hlth. Ctr.                                  NR               8.50        1/01/20       2,000        2,074,760
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa2             6.70       12/01/20       4,500        4,651,785
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. Q, A.M.T.                                               Aaa              7.40       12/01/22         705          731,994
Beaver Cnty. PA Indl. Dev. Auth., Pollution Ctl. Rev.,
   Ref. Toledo Edison PJ-A                                      Baa3             4.85        6/01/30       1,500        1,489,650
   Ref. Ohio Edison Co.                                         Baa3             4.65        6/01/33       1,000          982,720
Berks Cnty. Gen. Oblig., Cap. Appreciation F.G.I.C.             Aaa             Zero         5/15/16       2,900        1,123,083
Berks Cnty. Ind., Lutheran Home Proj., A.M.B.A.C.               Aaa              6.875       1/01/23       1,500        1,580,535
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp.
   Med. Ctr. Proj., M.B.I.A.                                    Aaa              5.70       10/01/14       1,250        1,287,600
Bethlehem PA Auth. Wtr. Rev., F.S.A.,
   Cap. Appreciation                                            Aaa             Zero        11/15/22       4,080        1,058,189
   Cap. Appreciation                                            Aaa             Zero        11/15/23       4,000          977,440
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys. Ser. A, F.G.I.C.             Aaa             Zero        12/01/15       2,175          871,240
Butler Cnty. Hosp. Auth. Rev.,
   North Hills Passavant Hosp., Ser. A, F.S.A.                  Aaa              7.00        6/01/22       1,000(d)     1,066,030
Chartiers Valley Ind., Ref.-Friendship Vlg./South Hills         NR               6.75        8/15/18       2,225        2,294,331
Chester Upland Sch. Auth., Sch. Rev.                            A(b)             6.375       9/01/21       1,000(d)     1,056,010
Clarion Cnty. Hosp. Auth. Clarion Hosp. Proj.                   BBB-(b)          5.625       7/01/21       1,000          905,060
Delaware Cnty.
   Ind. Dev. Auth. Rev., Res. Rec. Facs., Ser. A                B2               6.10        7/01/13       2,500        2,422,450
   Ind. PA Auth. Rev., Crozer-Chester Med. Ctr., M.B.I.A.       Aaa              7.15       12/15/05       2,550(d)     2,702,005
   Hlth. Facs. Auth. Rev., Mercy Hlth. Corp. Proj.              Aaa              6.00       12/15/26       3,000(d)     3,132,060
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR               7.20        7/01/23       3,180(d)     3,524,712
Greencastle Antrim Sch. Dist., M.B.I.A.,
   Cap. Appreciation, Ser. B                                    Aaa             Zero         1/01/12       1,000          517,700
   Cap. Appreciation, Ser. B                                    Aaa             Zero         1/01/13       1,000          487,610
Harrisburg Auth. Rev., Pooled Bond Prog., Ser. I, M.B.I.A.      Aaa              5.625       4/01/15       2,000        2,014,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Harrisburg Pennsylvania, A.M.B.A.C.,
   Cap. Appreciation, Ser. D                                    Aaa              Zero        3/15/15     $ 2,380     $    992,293
   Cap. Appreciation, Ser. F                                    Aaa              Zero        9/15/21       2,000          555,960
   Cap. Appreciation, Ser. F                                    Aaa             Zero         9/15/22       2,000          523,880
Hopewell Area School District, F.S.A.,
   Cap. Appreciation                                            Aaa             Zero         9/01/23       2,000          494,720
   Cap. Appreciation                                            Aaa             Zero         9/01/24       2,025          471,886
Lower Pottsgrove Twnshp. Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa             Zero        11/01/13       1,155          527,443
   Ser. A                                                       Aaa             Zero        11/01/15       1,185          476,903
Luzerne Cnty. Ind. Dev. Auth., Rev., Gas & Water, Ser. B,
   A.M.T.                                                       A3               7.125 %    12/01/22       6,000        6,451,560
Lycoming Cnty., M.B.I.A.                                        Aaa              5.75       11/15/17       2,500(d)     2,659,325
McKeesport Area School District, M.B.I.A.,
   Cap. Appreciation                                            Aaa             Zero        10/01/18       4,655        1,554,723
   Cap. Appreciation                                            Aaa             Zero        10/01/19       3,555        1,118,830
   Cap. Appreciation                                            Aaa             Zero        10/01/20       3,555        1,049,791
   Cap. Appreciation                                            Aaa             Zero        10/01/21       2,555          708,425
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      NR               8.625       7/01/07       3,695(d)     3,908,460
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll Ctrl.,
   Philadelphia Elec. Co., Ser. A, A.M.T.                       Baa2             7.60        4/01/21       1,000        1,061,170
Montgomery Cnty. Redev. Auth., Multifamily Hsg., Ser. A         NR               6.50        7/01/25       1,400        1,429,736
Montgomery Cnty. Indl. Dev. Auth. Rev., Retirement Comm.        A-(b)            5.25       11/15/28       1,500        1,310,460
Northampton Cnty. Higher Ed. Auth. Rev.,
   Moravian Coll.                                               AAA(b)           8.20        6/01/11       2,095(d)     2,275,924
   Moravian Coll., A.M.B.A.C.                                   Aaa              6.25        7/01/11       2,195        2,406,774
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(b)           6.00        7/15/18       3,235        3,241,049
Northumberland Cnty. Ind. Dev. Auth. Rev.,
   Roaring Creek Wtr., A.M.T.                                   NR               6.375      10/15/23       1,000        1,003,620
Penn Hills Twnshp., Gen. Oblig., Ser A, A.M.B.A.C.              Aaa             Zero         6/01/10       1,535          870,192
Penn Hills, Ser. B, A.M.B.A.C.                                  Aaa             Zero        12/01/18       1,360          449,888
Pennsylvania Convention Ctr. Auth. Rev., Ser. A, F.G.I.C.       Aaa              6.00        9/01/19       5,445        5,783,570
Pennsylvania Econ. Dev. Auth., Wst. Wtr. Treatment Rev.,
   Sun Co., R & M Proj., Ser. A, A.M.T.                         Baa3             7.60       12/01/24       4,500        4,915,350
Pennsylvania Econ. Dev. Fin. Wst. Disp. Rev., Usg. Corp.,
   A.M.T.                                                       Baa2             6.00        6/01/31       3,000        2,918,850
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge., A.M.T.                                     Aa2              4.75        4/01/11       1,895        1,803,983
   Sngl. Fam. Mtge., A.M.T., R.I.B.S., S.F.M.R.                 Aa2              8.668(c)    4/01/25       2,100        2,173,500
Pennsylvania Intergovt. Coop., Spl. Tax Rev., F.G.I.C.          Aaa              5.25        6/15/14       4,295        4,212,450
Pennsylvania St. Cert. of Part., Ser. A, F.S.A.                 Aaa              6.25       11/01/06       1,900        2,002,277
Pennsylvania St. Ref. Govt., Ser. U, A.M.B.A.C.                 Aaa              5.125       9/15/10       2,000        2,005,400

-------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll., Ser. B                                      AAA(b)           6.00%      11/01/22    $  2,000(d)  $  2,146,700
   Ursinus College                                              BBB+(b)          5.90        1/01/27       1,925        1,914,470
Philadelphia Gas Wks. Rev.,
   13th Ser.                                                    Baa1             7.70        6/15/11         215(d)       231,701
   13th Ser.                                                    Aaa              7.70        6/15/21       3,430(d)     3,703,268
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Seashore House, Ser. B                            A-(b)            7.00        8/15/12         500          529,830
   Childrens' Seashore House, Ser. A                            A-(b)            7.00        8/15/12       1,000        1,059,660
   Childrens' Seashore House, Ser. A                            A-(b)            7.00        8/15/17       1,000        1,059,660
   Grad. Hlth. Sys.                                             Ca               7.25        7/01/18       2,730(f)     1,010,100
Philadelphia Ind. Dev. Auth. Rev.,
   Baptist Home of Phil Ser. A                                  NR               5.60       11/15/28       2,750        2,442,743
   Inst. For Cancer Res. Proj., Ser. B                          A+(b)            7.25        7/01/10       5,770        5,988,625
   Nat'l. Brd. of Med. Examiners Proj.                          A+(b)            6.75        5/01/12       5,000(d)     5,378,650
Philadelphia PA Govt., Ser. U, Ref., F.G.I.C.                   Aaa              5.125       5/15/15       5,000        4,758,600
Philadelphia PA Indl. Rev. Facs-Aero, A.M.T.                    NR               5.50        1/01/24       2,500        2,253,625
Philadelphia PA Wtr. & Waste Rev., Ser. A, A.M.B.A.C.           Aaa              5.125       8/01/27       3,000        2,733,030
Pittsburgh & Allegheny Regl. Auditorium Asset Dist., Sales
   Tax Rev., A.M.B.A.C.                                         Aaa              5.00        2/01/29       3,000        2,666,880
Pittsburgh Urban Redev. Auth., Mtge. Rev.,
   Ser. A, A.M.T.                                               Aa2              6.25       10/01/28         955          979,142
   Ser. C, A.M.T.                                               Aa2              6.55        4/01/28       1,625        1,676,480
Pittsburgh Wtr. & Swr. Auth., F.G.I.C.
   First Lien, Ser. B                                           Aaa             Zero         9/01/19       2,300          727,329
   First Lien, Ser. B                                           Aaa             Zero         9/01/20       2,300          682,456
   Wtr. & Swr. Sys. Rev.                                        Aaa              6.50        9/01/13       5,000        5,566,800
Puerto Rico Comnwlth.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00        7/01/10       4,030        4,697,529
   Hwy. & Trans. Auth. Rev., Ser. Y                             Baa1             6.25        7/01/14       1,000        1,088,040
   Pub. Impvt.                                                  AAA(b)           7.70        7/01/20       3,000(d)     3,157,590
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa              7.00        7/01/10         720          839,261
Puerto Rico Port Auth. Rev., Spl. Facs. Amer. Airlines,
   Ser. A., A.M.T.                                              Baa3             6.25        6/01/26       1,475        1,508,615
Schuylkill Cnty. Ind. Dev. Auth., Res. Rec. Rev.,
   Schuykill Engy., A.M.T.                                      NR               6.50        1/01/10       3,415        3,435,695
Schuylkill Cnty. PA Indl. Dev. Auth. Rev., Pine Grove
   Landfill Inc., A.M.T.                                        BBB(b)           5.10       10/01/19       1,500        1,399,680
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. of Scranton Proj., Ser. C                              NR               7.50        6/15/06       1,000(d)     1,047,850
   Univ. of Scranton Proj., Ser. C                              NR               6.50        3/01/15       2,250(d)     2,405,678

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of            PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1999                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description (a)                                               (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Cap. Appreciation                                            Aaa              Zero       11/01/11     $ 1,035     $    543,820
   Cap. Appreciation                                            Aaa              Zero       11/01/12       1,035          512,501
   Cap. Appreciation                                            Aaa             Zero        11/01/13       1,035          482,517
Virgin Islands Pub. Fin. Auth. Rev., Ref. Matching Loan
   Notes, Ser. A                                                AAA(b)           7.25%      10/01/18       1,950(d)     2,153,054
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR               7.75       10/01/06         805(d)       859,660
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp.,
   Ser. C-1D, A.M.B.A.C.                                        Aaa              7.45       12/15/18       2,900(d)     3,067,446
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A2               6.75       12/01/08       2,750        2,937,578
West Mifflin San. Swr. Mun. Auth. Rev., F.G.I.C.                Aaa              6.25        8/01/10       1,555        1,707,312
Westmoreland Cnty., Cap. Appreciation, F.G.I.C.                 AAA(b)          Zero        12/01/19       5,750        1,778,303
Westmoreland Cnty. PA, GTD-Valley Landfill Proj., A.M.T.        BBB(b)          Zero         5/01/18       1,000          933,230
                                                                                                                     ------------
Total long-term investments (cost $184,508,974)                                                                       189,202,790
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.6%
Allegheny Cnty. Hosp. Dev. Auth. Rev., Ser. A, F.R.W.D.         VMIG1            3.35        9/02/99         100          100,000
Pennsylvania St. Higher Educational Fac. Auth.
   Carnegie Mellon Univ., Rev., F.R.D.D.                        A1+(b)           3.00        9/01/99         900          900,000
   Carnegie Mellon Univ., Ser. C, Rev., F.R.D.D.                A1+(b)           3.15        8/31/99         100          100,000
                                                                                                                     ------------
Total short-term investments (cost $1,100,000)                                                                          1,100,000
                                                                                                                     ------------
Total Investments--98.3%
(cost $185,608,974; Note 4)                                                                                           190,302,790
Other assets in excess of liabilities--1.7%                                                                             3,308,020
                                                                                                                     ------------
Net Assets--100%                                                                                                     $193,610,810
                                                                                                                     ------------
                                                                                                                     ------------

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(e).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(e).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bonds.
    S.F.M.R.--Single Family Mortgage Revenue.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(f) Represents issuer in default of interest payment. Non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1999
Investments, at value (cost $185,608,974).................................................................      $  190,302,790
Cash......................................................................................................             109,769
Interest receivable.......................................................................................           2,679,709
Receivable for investments sold...........................................................................           1,062,500
Receivable for Series shares sold.........................................................................              49,966
Other assets..............................................................................................               5,346
                                                                                                                ---------------
   Total assets...........................................................................................         194,210,080
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             171,276
Dividends payable.........................................................................................             145,529
Accrued expenses..........................................................................................             132,805
Management fee payable....................................................................................              83,079
Distribution fee payable..................................................................................              60,882
Deferred trustee's fees...................................................................................               5,699
                                                                                                                ---------------
   Total liabilities......................................................................................             599,270
                                                                                                                ---------------
Net Assets................................................................................................      $  193,610,810
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      191,063
   Paid-in capital in excess of par.......................................................................         188,188,196
                                                                                                                ---------------
                                                                                                                   188,379,259
   Accumulated net realized gain on investments...........................................................             537,735
   Net unrealized appreciation on investments.............................................................           4,693,816
                                                                                                                ---------------
Net assets, August 31, 1999...............................................................................      $  193,610,810
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($104,210,177 / 10,282,801 shares of beneficial interest issued and outstanding)....................              $10.13
   Maximum sales charge (3% of offering price)............................................................                 .31
   Maximum offering price to public.......................................................................              $10.44
Class B:
   Net asset value, offering price and redemption price per share
      ($88,518,902 / 8,736,484 shares of beneficial interest issued and outstanding)......................              $10.13
Class C:
   Net asset value and redemption price per share
      ($881,731 / 87,024 shares of beneficial interest issued and outstanding)............................              $10.13
   Sales charge (1% of offering price)....................................................................                 .10
   Offering price to public...............................................................................              $10.23

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1999
Income
   Interest.................................     $12,282,159
                                               ---------------
Expenses
   Management fee...........................       1,051,974
   Distribution fee--Class A................         210,386
   Distribution fee--Class B................         524,298
   Distribution fee--Class C................           8,061
   Transfer agent's fees and expenses.......         117,000
   Custodian's fees and expenses............          80,000
   Reports to shareholders..................          40,000
   Registration fees........................          25,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,500
   Miscellaneous............................           5,597
                                               ---------------
      Total expenses........................       2,088,816
   Less: Custodian fee credit...............          (5,322)
                                               ---------------
      Net expenses..........................       2,083,494
                                               ---------------
Net investment income.......................      10,198,665
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       2,132,056
   Financial futures contract...............         (67,406)
                                               ---------------
                                                   2,064,650
                                               ---------------
Net change in unrealized depreciation on:
   Investments..............................     (14,929,974)
   Financial futures contracts..............        (194,375)
                                               ---------------
                                                 (15,124,349)
                                               ---------------
Net loss on investments.....................     (13,059,699)
                                               ---------------
Net Decrease in Net Assets
Resulting from Operations...................     $(2,861,034)
                                               ---------------
                                               ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $ 10,198,665    $ 11,187,139
   Net realized gain on investment
      transactions................     2,064,650       1,116,888
   Net change in unrealized
      appreciation (depreciation)
      of investments..............   (15,124,349)      3,332,565
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    (2,861,034)     15,636,592
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends to shareholders from
      net investment income
      Class A.....................    (5,224,812)     (5,055,953)
      Class B.....................    (4,925,961)     (6,100,803)
      Class C.....................       (47,892)        (30,383)
                                    ------------    ------------
                                     (10,198,665)    (11,187,139)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................            --          (8,885)
      Class B.....................            --         (11,724)
      Class C.....................            --             (47)
                                    ------------    ------------
                                              --         (20,656)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (1,164,135)       (158,157)
      Class B.....................    (1,223,297)       (208,682)
      Class C.....................       (13,254)           (838)
                                    ------------    ------------
                                      (2,400,686)       (367,677)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    26,494,078      15,088,301
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     7,127,006       6,380,444
   Cost of shares reacquired......   (41,134,998)    (34,295,335)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...    (7,513,914)    (12,826,590)
                                    ------------    ------------
Total decrease....................   (22,974,299)     (8,765,470)
Net Assets
Beginning of year.................   216,585,109     225,350,579
                                    ------------    ------------
End of year.......................  $193,610,810    $216,585,109
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the 'Series') commenced investment operations on April 3, 1987. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with a minimum of risk by investing in 'investment grade' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the
--------------------------------------------------------------------------------
                                       9

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period September 1, 1998 through December 31, 1998. Effective January 1, 1999 such expenses under the Plan were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that they have received approximately $24,400 and $3,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the year ended August 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 1999, they received approximately $100,500 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended August 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 1999, the Series incurred fees of approximately $94,000 for the services of PMFS. As of August 31, 1999, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1999 were $47,367,530 and $59,379,590, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation of investments for federal income tax purposes was $4,693,816 (gross unrealized appreciation--$9,259,352; gross unrealized depreciation--$4,565,536).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
--------------------------------------------------------------------------------
                                       10

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1999 and August 31, 1998 were as follows:

Class A                                Shares          Amount
----------------------------------   -----------    ------------
Year ended August 31, 1999:
Shares sold.......................     1,560,443    $ 16,614,598
Shares issued in reinvestment of
  dividends and distributions.....       345,509       3,672,564
Shares reacquired.................    (1,240,715)    (13,105,874)
                                     -----------    ------------
Net increase in shares outstanding
  before conversion...............       665,237       7,181,288
Shares issued upon conversion from
  Class B.........................       663,116       7,103,569
                                     -----------    ------------
Net increase in shares
  outstanding.....................     1,328,353    $ 14,284,857
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold.......................       416,559    $  4,546,500
Shares issued in reinvestment of
  dividends and distributions.....       266,840       2,899,562
Shares reacquired.................    (1,230,000)    (13,368,779)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion...............      (546,601)     (5,922,717)
Shares issued upon conversion from
  Class B.........................     1,146,331      12,438,073
                                     -----------    ------------
Net increase in shares
  outstanding.....................       599,730    $  6,515,356
                                     -----------    ------------
                                     -----------    ------------
Class B                                Shares          Amount
----------------------------------   -----------    ------------
Year ended August 31, 1999:
Shares sold.......................       889,808    $  9,514,214
Shares issued in reinvestment of
  dividends and distributions.....       320,265       3,411,048
Shares reacquired.................    (2,587,525)    (27,465,851)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion...............    (1,377,452)    (14,540,589)
Shares reacquired upon conversion
  from Class B....................      (663,288)     (7,103,569)
                                     -----------    ------------
Net decrease in shares
  outstanding.....................    (2,040,740)   $(21,644,158)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold.......................       902,330    $  9,804,975
Shares issued in reinvestment of
  dividends and distributions.....       318,330       3,458,567
Shares reacquired.................    (1,912,585)    (20,801,181)
                                     -----------    ------------
Net decrease in shares outstanding
  before conversion...............      (691,925)     (7,537,639)
Shares reacquired upon conversion
  from Class B....................    (1,146,539)    (12,438,073)
                                     -----------    ------------
Net decrease in shares
  outstanding.....................    (1,838,464)   $(19,975,712)
                                     -----------    ------------
                                     -----------    ------------
Class C
----------------------------------
Year ended August 31, 1999:
Shares sold.......................        34,335    $    365,266
Shares issued in reinvestment of
  dividends and distributions.....         4,074          43,394
Shares reacquired.................       (53,304)       (563,273)
                                     -----------    ------------
Net decrease in shares
  outstanding.....................       (14,895)   $   (154,613)
                                     -----------    ------------
                                     -----------    ------------
Year ended August 31, 1998:
Shares sold.......................        67,393    $    736,826
Shares issued in reinvestment of
  dividends and distributions.....         2,054          22,315
Shares reacquired.................       (11,448)       (125,375)
                                     -----------    ------------
Net increase in shares
  outstanding.....................        57,999    $    633,766
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
                                       11

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                       --------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                       --------------------------------------------------------
                                                                         1999        1998        1997        1996        1995
                                                                       --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $  10.92     $ 10.73     $ 10.49     $ 10.55     $ 10.42
                                                                       --------     -------     -------     -------     -------
Income from investment operations
Net investment income..............................................         .53         .57         .59(a)      .59(a)      .60(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................        (.67)        .21         .33        (.06)        .13
                                                                       --------     -------     -------     -------     -------
   Total from investment operations................................        (.14)        .78         .92         .53         .73
                                                                       --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income...............................        (.53)       (.57)       (.59)       (.59)       (.60)
Distributions in excess of net investment income...................          --          --(c)       --(c)       --          --
Distributions from net realized gains..............................        (.12)       (.02)       (.09)         --          --
                                                                       --------     -------     -------     -------     -------
   Total distributions.............................................        (.65)       (.59)       (.68)       (.59)       (.60)
                                                                       --------     -------     -------     -------     -------
Net asset value, end of year.......................................    $  10.13     $ 10.92     $ 10.73     $ 10.49     $ 10.55
                                                                       --------     -------     -------     -------     -------
                                                                       --------     -------     -------     -------     -------
TOTAL RETURN(b):...................................................       (1.35)%      7.55%       9.01%       5.08%       7.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $104,210     $97,794     $89,604     $69,659     $50,696
Average net assets (000)...........................................    $104,460     $96,053     $83,552     $59,995     $30,092
Ratios to average net assets:
   Expenses, including distribution fees...........................         .84%        .77%        .72%(a)     .75%(a)     .80(a)
   Expenses, excluding distribution fees...........................         .64%        .67%        .62%(a)     .65%(a)     .70(a)
   Net investment income...........................................        5.00%       5.26%       5.60%(a)    5.56%(a)    5.76(a)
For Class A, B and C shares:
   Portfolio turnover rate.........................................          23%         13%         21%         26%         19%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                                 Class B
                                                                       ------------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                         1999         1998         1997         1996         1995
                                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................................ $  10.92     $  10.72     $  10.49     $  10.55     $  10.42
                                                                   --------     --------     --------     --------     --------
Income from investment operations
Net investment income.............................................      .50          .53          .55(a)       .55(a)       .56(a)
Net realized and unrealized gain (loss) on investment
   transactions...................................................     (.67)         .22          .32         (.06)         .13
                                                                   --------     --------     --------     --------     --------
   Total from investment operations...............................     (.17)         .75          .87          .49          .69
                                                                   --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..............................     (.50)        (.53)        (.55)        (.55)        (.56)
Distributions in excess of net investment income..................       --           --(c)        --(c)        --           --
Distributions from net realized gains.............................     (.12)        (.02)        (.09)          --           --
                                                                   --------     --------     --------     --------     --------
   Total distributions............................................     (.62)        (.55)        (.64)        (.55)        (.56)
                                                                   --------     --------     --------     --------     --------
Net asset value, end of year...................................... $  10.13     $  10.92     $  10.72     $  10.49     $  10.55
                                                                   --------     --------     --------     --------     --------
                                                                   --------     --------     --------     --------     --------
TOTAL RETURN(b):..................................................    (1.65)%       7.13%        8.58%        4.66%        6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................................... $ 88,519     $117,678     $135,275     $167,809     $202,633
Average net assets (000).......................................... $104,860     $125,306     $148,394     $189,902     $223,082
Ratios to average net assets:
   Expenses, including distribution fees..........................     1.14%        1.17%        1.12%(a)     1.15%(a)     1.17%(a)
   Expenses, excluding distribution fees..........................      .64%         .67%         .62%(a)      .65%(a)      .67%(a)
   Net investment income..........................................     4.70%        4.87%        5.20%(a)     5.16%(a)     5.44%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                            Class C
                                                                       --------------------------------------------------
                                                                                     Year Ended August 31,
                                                                       --------------------------------------------------
                                                                        1999       1998       1997       1996       1995
                                                                       ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................    $10.92     $10.72     $10.49     $10.55     $10.42
                                                                       ------     ------     ------     ------     ------
Income from investment operations
Net investment income..............................................       .47        .50        .52(a)     .52(a)     .53(a)
Net realized and unrealized gain (loss) on investment
   transactions....................................................      (.67)       .22        .32       (.06)       .13
                                                                       ------     ------     ------     ------     ------
   Total from investment operations................................      (.20)       .72        .84        .46        .66
                                                                       ------     ------     ------     ------     ------
Less distributions
Dividends from net investment income...............................      (.47)      (.50)      (.52)      (.52)      (.53)
Distributions in excess of net investment income...................        --         --(c)      --(c)      --         --
Distributions from net realized gains..............................      (.12)      (.02)      (.09)        --         --
                                                                       ------     ------     ------     ------     ------
   Total distributions.............................................      (.59)      (.52)      (.61)      (.52)      (.53)
                                                                       ------     ------     ------     ------     ------
Net asset value, end of year.......................................    $10.13     $10.92     $10.72     $10.49     $10.55
                                                                       ------     ------     ------     ------     ------
                                                                       ------     ------     ------     ------     ------
TOTAL RETURN(b):...................................................     (1.91)%     6.86%      8.31%      4.41%      6.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $  882     $1,113     $  471     $  829     $  336
Average net assets (000)...........................................    $1,075     $  661     $  678     $  704     $  223
Ratios to average net assets:
   Expenses, including distribution fees...........................      1.39%      1.42%      1.37%(a)   1.40%(a)   1.44%(a)
   Expenses, excluding distribution fees...........................       .64%       .67%       .62%(a)    .65%(a)    .69%(a)
   Net investment income...........................................      4.46%      4.60%      4.95%(a)   4.91%(a)   5.14%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Pennsylvania Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------
                                       15

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)     PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1999, dividends paid from net investment income of $.53 per share for Class A shares, $.50 per Class B share and $.47 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, and C shares a short-term capital gain distribution of $.007 which are taxable as ordinary income and a long-term capital gain distribution of $.115, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       16

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
---------------------------------------------------------
Prudential Municipal Series Fund--Pennsylvania Series vs.
the Lehman Brothers Municipal Bond Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception       6.25% (6.22%)
Five Years            4.82% (4.78%)
One Year             -4.31%

Without Sales Load
Since Inception       6.59% (6.56%)
Five Years            5.46% (5.42%)
One Year             -1.35%


Class B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception       6.23% (6.12%)
Ten Years             6.23% (6.19%)
Five Years            4.90% (4.86%)
One Year             -6.65%

Without Sales Load
Since Inception       6.23% (6.12%)
Ten Years             6.23% (6.19%)
Five Years            5.06% (5.02%)
One Year             -1.65%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Municipal Series Fund--Pennsylvania Series (Class A, B, and C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the account values at the commencement of operations of Class A and C shares, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, and 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

Class C
(GRAPH)

Average Annual Total Returns

With Sales Load
Since Inception       4.54% (4.50%)
Five Years            4.59% (4.55%)
One Year             -3.89%

Without Sales Load
Since Inception       4.75% (4.71%)
Five Years            4.80% (4.76%)
One Year             -1.91%

Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprising approximately 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. The Index is unmanaged, and the total return of the Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Series. The securities in the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class   NASDAQ   Cusip
  A     PMPAX  74435M879
  B      --    74435M887
  C      --    74435M481

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
Thomas H. O'Brien
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue, New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF132E